UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES



                   INVESTMENT COMPANY ACT FILE NUMBER 811-1800
                           U.S. GLOBAL INVESTORS FUNDS

                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
               (Address of principal executive offices) (Zip code)

                              SUSAN B. MCGEE, ESQ.
                               7900 CALLAGHAN ROAD
                              SAN ANTONIO, TX 78229
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 210-308-1234

                        Date of fiscal year end: JUNE 30

                        Date of reporting period: JUNE 30

ITEM 1. REPORTS TO STOCKHOLDERS.

U.S. GLOBAL INVESTORS FUNDS

 ANNUAL REPORT

JUNE 30, 2003

 TABLE OF CONTENTS

LETTER TO SHAREHOLDERS                                             1

MANAGEMENT TEAMS' PERSPECTIVES                                     4

PORTFOLIOS OF INVESTMENTS                                         35

NOTES TO PORTFOLIOS OF INVESTMENTS                                72

STATEMENTS OF ASSETS AND LIABILITIES                              76

STATEMENTS OF OPERATIONS                                          80

STATEMENTS OF CHANGES IN NET ASSETS                               84

NOTES TO FINANCIAL STATEMENTS                                     90

FINANCIAL HIGHLIGHTS                                             100

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS                         105

TRUSTEES AND OFFICERS                                            106

ADDITIONAL INFORMATION                                           109

 NASDAQ SYMBOLS

U.S. TREASURY SECURITIES CASH FUND USTXX

U.S. GOVERNMENT SECURITIES SAVINGS FUND UGSXX

NEAR-TERM TAX FREE FUND                                        NEARX

TAX FREE FUND                                                  USUTX

ALL AMERICAN EQUITY FUND                                       GBTFX

CHINA REGION OPPORTUNITY FUND                                  USCOX

GLOBAL RESOURCES FUND                                          PSPFX

WORLD PRECIOUS MINERALS FUND                                   UNWPX

GOLD SHARES FUND                                               USERX

[USGI Logo]

P.O. Box 781234 San Antonio, Texas 78278-1234 Tel 1*800*US*FUNDS Fax 210*308*1217 www.usfunds.com

 U.S. GLOBAL INVESTORS FUNDS

DEAR SHAREHOLDER                                   [Graphic: Frank Holmes photo]
Dear Shareholder,


Our fiscal year was a roller coaster ride for the U.S. stock market. Gold performed well in the second half of 2002, while equities were down. The market began to rally in early 2003 but was dampened by the SARS out- break and war in Iraq. The economy appears to be recovering, however. By the end of the year, the Federal Reserve had lowered interest rates and consumer confidence was up.

Recent market volatility drives home the importance of asset allocation, a theme we return to time and again. Investors with portfolios balanced between equities and fixed income and a 3 to 5 percent exposure to gold funds have experienced less volatility than investors with portfolios of only equities. The best financial experts always say, "Develop an investment strategy that best suits your goals, and stick to it." However, few people do it. There will always be ups and downs, but the smart investor with the appropriate asset allocation model is best equipped to weather the storm and capture the swings in different asset classes without chasing performance.

THE PRESIDENTIAL ELECTION CYCLE

Throughout history, wars, recessions and bear markets have occurred during the first half of a presidential term. Sound familiar? The good news for investors is that President George W. Bush is now in his third year in office, which could be a major boon to the economy. Historically, when a president enters his third year in what is known as the political election cycle, he begins focusing on his reelection--and looking for ways to stimulate the economy. Bush's economic stimulus plan includes a series of tax credits and cuts designed to bolster the stock market and increase spending. According to International Strategies and Investment, the Bush plan will provide fiscal stimulus of close to 1.5 percent of gross domestic product. We believe that, like his presidential forebears, Bush will do everything he can to ensure a strong economy in the months leading up to the 2004 elections because people have a propensity to vote with their hearts in their wallets rather than with the party in office.

REBALANCE WITH EXPOSURE TO GOLD

With a brighter financial outlook on the horizon, it is a good time to rebalance your portfolio. In fact, we believe you should rebalance

 U.S. GLOBAL INVESTORS FUNDS

every year, on your birthday or in the days between Christmas and New Year's Day. Market cycles are forever changing; what is booming this year may bust the next. So it is important to have a balanced portfolio and maintain a steady perspective on shifts in the market. We suggest a 3 to 5 percent overall weighting in gold funds. Gold is a good hedge against market shifts, because when financial markets are down, gold often rallies, and vice-versa. Gold prices also rise in response to emotionally tumultuous events--wars, recessions and acts of terrorism. We are at a rare time in history when all the critical indicators are pushing in gold's favor. For information on these critical drivers and to view our online presentation on gold investing, please visit our website at www.usfunds.com/gold.

FUNDS TO WEATHER THE STORM

Here are a few of our funds that have withstood the bear market:

The GLOBAL RESOURCES FUND (PSPFX) offers a way to invest in gold while avoiding some of gold's inherent volatility, and it has outperformed the S&P 500 Total Return Index over the past one-, three- and five-year periods. While the fund has broad exposure to gold, it also invests heavily in other resources such as copper, crude oil, lumber, chemicals and plastics. In particular, the fund's significant position in Canadian income/royalty trusts has provided momentum for its positive returns. We continue to be very excited about this fund and look forward to its continued success.

The EASTERN EUROPEAN FUND (EUROX) is another strong winner in our complex. The fund's objective is to search throughout the Eastern European region for the best opportunities to achieve maximum long-term capital gains. So far this strategy has worked well, particularly with the fund's large investment in Russia, oil and gas securities, and telecommunications. This fund is in the U.S. Global Accolade Funds series, which is also managed by U.S. Global Investors, Inc.

The NEAR-TERM TAX FREE FUND (NEARX) has experienced steady asset growth over the past year. The fund invests in municipal bonds that allow for an average portfolio maturity of no more than five years. You may want to consider this fund in light of the current interest rate environment.

THE ABC INVESTMENT PLAN(R)

No matter which of our funds you choose to invest in, it is a good idea to enroll in our ABC Investment Plan(R). With a low minimum

 U.S. GLOBAL INVESTORS FUNDS

investment, you can add to your investment while avoiding some of the pitfalls of playing the market: buying high, selling low and losing sight of long-term goals. You decide how much to invest each month. You designate the funds that best meet your goals. We automatically transfer your investment from your checking or savings account. It's that easy! The plan also has built-in flexibility: when your financial goals change, we can accommodate them.

Information on all of our funds, as well as on the ABC Investment Plan(R), is available on our website, www.usfunds.com, or by calling 1-800-US-FUNDS. Read our free prospectuses carefully before investing any money, and as always, past performance is no guarantee of future results.

Sincerely,

/s/ Frank Holmes

Frank E. Holmes
Chairman, Chief Investment Officer and CEO
U.S. Global Investors, Inc.

Gold funds may be susceptible to adverse economic, political or regulatory developments due to concentrating in a single theme. The price of gold is subject to substantial price fluctuations over short periods of time and may be affected by unpredicted international monetary and political policies. We suggest investing no more than 3% to 5% of your portfolio in gold or gold stocks.

Foreign and emerging market investing involves special risks such as currency fluctuation and less public disclosure, as well as economic and political risk.

A program of regular investing doesn't assure a profit or protect against loss in a declining market. You should evaluate your ability to continue in such a program in view of the possibility that you may have to redeem fund shares in periods of declining share prices as well as in periods of rising prices.

The S&P 500 Total Return Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies.

The Global Resources Fund's total annualized returns for the one-, three-, five- and ten-year periods were 6.43%, 10.58%, 4.64% and 2.77%, respectively, as of June 30, 2003. The S&P 500 Total Return Index's annualized returns for the one-, three-, five- and ten-year periods were 0.25%, -11.20%, -1.61% and 10.04%, respectively, as of June 30, 2003.

For more complete information about any U.S. Global fund, including charges and expenses, obtain a prospectus by visiting us at www.usfunds.com or call 1-800-US-FUNDS (1-800-873-8637). Read it carefully before you invest or send money. Distributed by U. S. Global Brokerage, Inc.

 MONEY MARKET FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The U.S. Treasury Securities Cash Fund seeks to obtain a high level of current income while maintaining the highest degree of safety of principal and liquidity. The U.S. Government Securities Savings Fund seeks to achieve a consistently high yield with safety of principal.

PERFORMANCE

 U.S. TREASURY SECURITIES CASH FUND              As of June 30, 2003

   7-Day Yield                                              0.10%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.10%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                           59

 U.S. GOVERNMENT SECURITIES SAVINGS FUND As of June 30, 2003

   7-Day Yield                                              0.62%
   ---------------------------------------------------------------
   7-Day Effective Yield                                    0.62%
   ---------------------------------------------------------------
   Weighted Average Days to Maturity                           72

An investment in either the U.S. Government Securities Savings Fund or the U.S. Treasury Securities Cash Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the funds seek to preserve the value of your investments at $1.00 per share, it is possible to lose money by investing in the funds.

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

As we moved into the second half of last year the economy was beginning to show signs of sluggishness. Stocks were faltering badly, reaching new lows in October. The lackluster economic rebound led the Federal Reserve (Fed) to cut interest rates by 50 basis points in November 2002 and by 25 basis points in June 2003. Gross Domestic Product (GDP) growth was uninspiring over the past year. Unemployment continued to inch higher, ending 2002 at 6.0 percent and climbing to 6.4 percent by June 2003. The first half of 2003 was negatively impacted by the buildup and

 MONEY MARKET FUNDS

eventual war in Iraq. The SARS epidemic and North Korea's saber-rattling were also drags on the economy. Consumer and business confidence suffered as the confluence of these events made postponing decisions the easy option. News was not all bad, however, as key economic areas such as auto and housing remained strong. Over the past fiscal year, the yields on three- and six-month T-bills fell by 0.80 percent and 0.77 percent, respectively. At the end of June 2003, yields on three- and six-month T-bills were 0.85 percent and 0.94 percent, respectively. The money market agency yield curve followed suit, with one-year agency discount note yields falling 0.99 percent, to yield 1.06 percent.

INVESTMENT HIGHLIGHTS

For much of the period, the U.S. Government Securities Savings Fund took a "laddered" approach by buying fixed-rate securities across the money market spectrum. The fund also reduced its exposure to floating rate securities. As the year progressed, the economy deteriorated and the Fed cut interest rates in November. With the belief the Fed would not cut interest rates again, many of the longer maturities the fund owned were callable. Yields generally moved lower during this time, and many of the fund's longer maturities were called away. By the end of the period, the Fed had cut interest rates again, and the fund had increased its weighted average maturity and maintained a ladder out through the second half of 2003 and into early 2004. The U.S. Treasury Securities Cash Fund followed a similar laddered strategy, but short-term treasuries are not callable and so the fund incrementally benefited from this positioning.

CURRENT OUTLOOK

With the Fed having just cut interest rates again, we are in the same position as we were in late 2001 and late 2002. The conventional thinking at those times was that the Fed would not cut again, as they had already embarked on a substantial easing of monetary policy. The tax cuts of 2001 and increased government spending associated with the aftermath of 9/11 left many feeling confident in an economic rebound. The Fed has now lowered interest rates again, we have had another round of tax cuts and the consensus forecast is for stronger economic growth in the second half of 2003. In the past few years we have witnessed several false starts with regard to the economy, so at this point we are taking a wait-and-see approach. It appears the Fed is done lowering interest rates, but further cuts can't be ruled out. The hurdle for the Fed to raise interest rates is

 MONEY MARKET FUNDS

much higher than it has been in the past, so don't look for the Fed to raise rates in the near future.

Due to the low interest rate environment, U.S. Global Investors, Inc. (Adviser) has temporarily agreed to waive fees and/or reimburse expenses in an effort to maintain a certain minimum yield for the U.S. Treasury Securities Cash Fund and the U.S. Government Securities Savings Fund. Under this arrangement, the Adviser may recapture the waived fees and reimbursed expenses in the future if the interest rates and the funds' yields rise sufficiently.

 TAX FREE FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Tax Free and Near-Term Tax Free Funds seek to provide a high level of current income that is exempt from federal income taxation and to preserve capital. The Near-Term Tax Free Fund maintains a weighted average maturity of less than five years, while the Tax Free Fund generally maintains a longer weighted average maturity.

PERFORMANCE

 NEAR-TERM TAX FREE FUND

[Graphic: Line graph created from data points in following table.]

6/30/1993        $10,000.00      $10,000.00
7/30/1993        $10,027.93      10,004.60
8/31/1993        $10,130.64      10,098.06
9/30/1993        $10,205.54      10,142.49
10/29/1993       $10,233.76      10,163.93
11/30/1993       $10,205.44      10,150.15
12/31/1993       $10,338.22      10,257.39
1/31/1994        $10,405.48      10,340.13
2/28/1994        $10,299.50      10,243.60
3/31/1994        $10,135.09      10,120.27
4/29/1994        $10,154.51      10,180.02
5/31/1994        $10,193.49      10,227.52
6/30/1994        $10,203.27      10,230.58
7/29/1994        $10,291.65      10,315.61
8/31/1994        $10,321.20      10,352.38
9/30/1994        $10,311.31      10,326.34
10/31/1994       $10,291.48      10,301.06
11/30/1994       $10,261.65      10,282.67
12/30/1994       $10,331.53      10,327.10
1/31/1995        $10,401.61      10,412.90
2/28/1995        $10,461.85      10,522.45
3/31/1995        $10,532.40      10,616.67
4/28/1995        $10,562.75      10,652.67
5/31/1995        $10,674.47      10,815.84
6/30/1995        $10,715.26      10,841.89
7/31/1995        $10,776.66      10,956.03
8/31/1995        $10,827.98      11,041.83
9/29/1995        $10,858.89      11,073.24
10/31/1995       $10,900.25      11,126.09
11/30/1995       $10,972.92      11,197.33
12/29/1995       $11,004.18      11,243.30
1/31/1996        $11,088.02      11,331.39
2/29/1996        $11,088.02      11,333.69
3/29/1996        $11,035.27      11,306.11
4/30/1996        $11,035.27      11,319.90
5/31/1996        $11,045.90      11,329.86
6/28/1996        $11,109.87      11,397.27
7/31/1996        $11,174.09      11,460.86
8/30/1996        $11,206.32      11,477.71
9/30/1996        $11,281.82      11,547.42
10/31/1996       $11,357.61      11,627.85
11/29/1996       $11,477.16      11,736.63
12/31/1996       $11,477.16      11,742.00
1/31/1997        $11,521.01      11,793.32
2/28/1997        $11,584.83      11,850.77
3/31/1997        $11,507.53      11,789.49
4/30/1997        $11,564.07      11,840.05
5/30/1997        $11,672.03      11,936.57
6/30/1997        $11,760.27      12,007.05
7/31/1997        $11,956.46      12,149.53
8/29/1997        $11,894.59      12,125.79
9/30/1997        $12,006.32      12,212.35
10/31/1997       $12,058.42      12,266.74
11/28/1997       $12,097.06      12,301.98
12/31/1997       $12,223.62      12,385.48
1/30/1998        $12,322.05      12,467.44
2/27/1998        $12,316.31      12,493.49
3/31/1998        $12,311.70      12,513.41
4/30/1998        $12,295.52      12,496.55
5/29/1998        $12,428.91      12,612.23
6/30/1998        $12,468.48      12,654.36
7/31/1998        $12,505.98      12,700.32
8/31/1998        $12,647.15      12,823.66
9/30/1998        $12,769.97      12,904.86
10/31/1998       $12,764.05      12,967.67
11/30/1998       $12,783.05      12,999.08
12/31/1998       $12,790.19      13,030.49
1/31/1999        $12,902.56      13,148.46
2/28/1999        $12,871.38      13,163.02
3/31/1999        $12,882.20      13,174.51
4/30/1999        $12,923.25      13,215.11
5/31/1999        $12,886.92      13,195.96
6/30/1999        $12,761.81      13,117.05
7/31/1999        $12,822.76      13,182.17
8/31/1999        $12,783.61      13,198.25
9/30/1999        $12,819.22      13,248.05
10/31/1999       $12,795.82      13,249.58
11/30/1999       $12,867.46      13,307.80
12/31/1999       $12,841.43      13,286.35
1/31/2000        $12,825.25      13,310.10
2/29/2000        $12,867.71      13,352.23
3/31/2000        $12,975.46      13,421.17
4/30/2000        $12,941.51      13,422.71
5/31/2000        $12,927.64      13,436.49
6/30/2000        $13,099.84      13,606.56
7/31/2000        $13,220.55      13,716.83
8/31/2000        $13,336.56      13,820.46
9/30/2000        $13,330.16      13,824.45
10/31/2000       $13,416.20      13,902.84
11/30/2000       $13,475.49      13,958.64
12/31/2000       $13,674.64      14,114.09
1/31/2001        $13,817.36      14,328.32
2/28/2001        $13,847.31      14,384.36
3/31/2001        $13,937.45      14,485.47
4/30/2001        $13,878.45      14,464.31
5/31/2001        $13,991.58      14,596.06
6/30/2001        $14,044.38      14,661.07
7/31/2001        $14,170.13      14,781.25
8/31/2001        $14,321.53      14,933.01
9/30/2001        $14,361.49      15,009.20
10/31/2001       $14,463.03      15,106.82
11/30/2001       $14,369.20      15,058.58
12/31/2001       $14,306.02      15,044.21
1/31/2002        $14,497.49      15,235.27
2/28/2002        $14,619.20      15,349.53
3/31/2002        $14,398.15      15,120.83
4/30/2002        $14,651.27      15,343.10
5/31/2002        $14,720.91      15,432.09
6/30/2002        $14,837.31      15,564.81
7/31/2002        $14,962.21      15,686.21
8/31/2002        $15,098.48      15,786.61
9/30/2002        $15,298.60      15,911.32
10/31/2002       $15,157.51      15,823.81
11/30/2002       $15,120.07      15,828.55
12/31/2002       $15,335.47      16,056.49
1/31/2003        $15,359.15      16,107.87
2/28/2003        $15,500.18      16,210.96
3/31/2003        $15,497.38      16,191.50
4/30/2003        $15,559.09      16,235.22
5/31/2003        $15,775.54      16,360.23
6/30/2003        $15,723.42      16,334.06


 AVERAGE ANNUAL PERFORMANCE                              For the Years Ended
                                                                   June 30, 2003
                                           One Year  Five Year  Ten Year
  Near-Term Tax Free Fund                   5.97%      4.75%     4.63%
  ----------------------------------------------------------------------
  Lehman 3-Year Municipal Bond Index        4.94%      5.24%     5.03%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 3-Year Municipal Bond Index is a total return benchmark designed for municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of two to four years. The Adviser limited the fund's total operating expenses to .50% for the year ended June 30, 2003.

 TAX FREE FUNDS

                              [Tax Free Fund Graph]
  6/30/1993  $ 10,000.00  10,000.00
  7/30/1993  $ 10,016.45  10,025.12
  8/31/1993  $ 10,222.89  10,232.89
  9/30/1993  $ 10,347.25  10,358.79
 10/29/1993  $ 10,380.58  10,375.85
 11/30/1993  $ 10,280.12  10,290.88
 12/31/1993  $ 10,498.85  10,510.43
  1/31/1994  $ 10,610.35  10,639.44
  2/28/1994  $ 10,377.82  10,347.94
  3/31/1994   $ 9,988.33   9,952.86
  4/29/1994  $ 10,023.13  10,062.33
  5/31/1994  $ 10,119.34  10,142.65
  6/30/1994  $ 10,075.38  10,098.92
  7/29/1994  $ 10,234.47  10,268.55
  8/31/1994  $ 10,287.72  10,308.25
  9/30/1994  $ 10,162.81  10,169.63
 10/31/1994   $ 9,965.65  10,021.09
 11/30/1994   $ 9,722.58   9,831.61
 12/30/1994   $ 9,948.90  10,008.68
  1/31/1995  $ 10,222.97  10,267.93
  2/28/1995  $ 10,443.22  10,558.50
  3/31/1995  $ 10,581.48  10,701.15
  4/28/1995  $ 10,609.25  10,714.17
  5/31/1995  $ 10,878.90  11,054.05
  6/30/1995  $ 10,832.21  10,985.21
  7/31/1995  $ 10,888.48  11,146.46
  8/31/1995  $ 10,992.00  11,297.80
  9/29/1995  $ 11,067.61  11,370.05
 10/31/1995  $ 11,200.50  11,501.23
 11/30/1995  $ 11,343.48  11,655.66
 12/29/1995  $ 11,448.78  11,726.98
  1/31/1996  $ 11,516.07  11,845.75
  2/29/1996  $ 11,458.15  11,797.07
  3/29/1996  $ 11,322.44  11,650.39
  4/30/1996  $ 11,293.25  11,609.14
  5/31/1996  $ 11,303.02  11,576.58
  6/28/1996  $ 11,401.14  11,686.67
  7/31/1996  $ 11,499.60  11,798.62
  8/30/1996  $ 11,499.60  11,798.93
  9/30/1996  $ 11,638.62  11,920.18
 10/31/1996  $ 11,738.27  12,070.89
 11/29/1996  $ 11,918.40  12,315.25
 12/31/1996  $ 11,888.25  12,259.74
  1/31/1997  $ 11,928.62  12,308.12
  2/28/1997  $ 12,027.94  12,424.10
  3/31/1997  $ 11,914.98  12,257.57
  4/30/1997  $ 12,016.15  12,347.82
  5/30/1997  $ 12,168.02  12,522.72
  6/30/1997  $ 12,305.05  12,661.02
  7/31/1997  $ 12,610.35  13,016.71
  8/29/1997  $ 12,503.36  12,890.50
  9/30/1997  $ 12,639.97  13,053.93
 10/31/1997  $ 12,699.66  13,123.08
 11/28/1997  $ 12,774.30  13,183.86
 12/31/1997  $ 12,968.39  13,391.94
  1/30/1998  $ 13,081.76  13,540.48
  2/27/1998  $ 13,064.74  13,539.55
  3/31/1998  $ 13,051.94  13,530.25
  4/30/1998  $ 12,997.28  13,455.83
  5/29/1998  $ 13,208.17  13,684.68
  6/30/1998  $ 13,253.53  13,734.92
  7/31/1998  $ 13,295.89  13,756.94
  8/31/1998  $ 13,505.31  13,996.03
  9/30/1998  $ 13,665.23  14,204.11
 10/30/1998  $ 13,619.06  14,210.31
 11/30/1998  $ 13,681.96  14,252.80
 12/31/1998  $ 13,696.37  14,297.14
  1/29/1999  $ 13,856.84  14,516.08
  2/26/1999  $ 13,765.14  14,385.83
  3/31/1999  $ 13,788.70  14,378.39
  4/30/1999  $ 13,827.00  14,416.84
  5/31/1999  $ 13,704.89  14,315.75
  6/30/1999  $ 13,437.15  14,049.68
  7/30/1999  $ 13,464.48  14,143.95
  8/31/1999  $ 13,291.89  14,091.85
  9/30/1999  $ 13,287.30  14,139.30
 10/29/1999  $ 13,072.95  14,039.45
 11/30/1999  $ 13,232.60  14,192.95
 12/31/1999  $ 13,089.70  14,119.14
  1/31/2000  $ 12,957.40  14,061.46
  2/29/2000  $ 13,139.65  14,171.86
  3/31/2000  $ 13,489.10  14,447.55
  4/28/2000  $ 13,383.60  14,374.98
  5/31/2000  $ 13,272.96  14,289.70
  6/30/2000  $ 13,648.10  14,677.95
  7/31/2000  $ 13,843.58  14,881.58
  8/31/2000  $ 14,056.65  15,111.72
  9/30/2000  $ 13,951.50  15,042.53
 10/31/2000  $ 14,131.05  15,196.43
 11/30/2000  $ 14,245.56  15,278.32
 12/31/2000  $ 14,627.07  15,638.36
  1/31/2001  $ 14,760.83  15,840.24
  2/28/2001  $ 14,785.47  15,866.82
  3/31/2001  $ 14,915.27  16,002.10
  4/30/2001  $ 14,721.70  15,803.85
  5/31/2001  $ 14,873.65  15,975.89
  6/30/2001  $ 14,987.39  16,070.89
  7/31/2001  $ 15,203.11  16,292.35
  8/31/2001  $ 15,458.59  16,568.49
  9/30/2001  $ 15,390.39  16,546.79
 10/31/2001  $ 15,574.06  16,751.03
 11/30/2001  $ 15,383.36  16,534.20
 12/31/2001  $ 15,184.37  16,360.85
  1/31/2002  $ 15,457.07  16,670.07
  2/28/2002  $ 15,657.51  16,908.46
  3/31/2002  $ 15,312.15  16,560.14
  4/30/2002  $ 15,654.86  16,944.34
  5/31/2002  $ 15,735.34  17,023.98
  6/30/2002  $ 15,913.80  17,235.07
  7/31/2002  $ 16,103.25  17,464.30
  8/31/2002  $ 16,269.79  17,691.34
  9/30/2002  $ 16,598.60  18,114.16
 10/31/2002  $ 16,325.48  17,784.48
 11/30/2002  $ 16,228.82  17,638.65
 12/31/2002  $ 16,551.54  18,024.93
  1/31/2003  $ 16,498.23  17,929.40
  2/28/2003  $ 16,709.13  18,239.58
  3/31/2003  $ 16,691.74  18,248.70
  4/30/2003  $ 16,801.77  18,383.74
  5/31/2003  $ 17,195.91  18,909.52
  6/30/2003  $ 17,105.55  18,818.75
------------------------------------


 AVERAGE ANNUAL PERFORMANCE                              For the Years Ended
                                                                   June 30, 2003

                                           One Year  Five Year  Ten Year
  Tax Free Fund                             7.49%      5.23%     5.51%
  ----------------------------------------------------------------------
  Lehman 10-Year Municipal Bond Index       9.19%      6.50%     6.53%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers 10-Year Municipal Bond Index is a total return benchmark designed for long-term municipal assets. The index includes bonds with a minimum credit rating of BAA3, are issued as part of a deal of at least 50 million, have an amount outstanding of at least 5 million and have a maturity of 8 to 12 years. The Adviser limited the fund's total operating expenses to .70% for the year ended June 30, 2003.

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

Municipals rallied strongly and the municipal yield curve steepened during the past fiscal year. Short-term yields fell by as much as 95 basis points, while long-term municipals saw yield declines of about 65 basis points. The Bond Buyer 40 Municipal Bond Index, which represents long-term municipal bonds, declined by over 70 basis points, from approximately 5.40 percent to 4.66 percent. Volatility was fairly high, with a strong sustained rally in September only to sell off very sharply in October and then rally again through most of the first half of the fiscal year. On a total return basis the long end of the municipal curve was the best performer, rising by more than 10 percent. Generally speaking, the entire yield curve experienced solid returns. Bonds maturing in ten years or longer posted gains of more than 9 percent, while bonds maturing in the five-year area experienced

 TAX FREE FUNDS

gains of about 7.5 percent. The Fed cut interest rates by 50 basis points in November 2002 and 25 basis points in June 2003, which gave support to the rally in municipals. Municipal supply was robust with record issuance, but demand from investors was just as strong.

INVESTMENT HIGHLIGHTS

In the past year, education, hospitals, and water and sewer bonds were the best revenue bond performers, while housing and industrial development issues lagged. In the industrial development sector, airline-backed bonds experienced dismal performance and dragged down the sector. As expected in a falling rate environment, zero coupon bonds were some of the best performers. The Tax Free Fund was fairly conservative on a maturity basis, and was positively impacted by an emphasis on the intermediate portion of the curve. Over the past year, the fund allocated its assets in a conservative "barbell" structure, in anticipation of higher yields, which did not materialize. The Near-Term Tax Free Fund's shorter maturity structure also benefited from exposure to intermediate positions, but to a lesser extent. The fund's new purchases were roughly "laddered" over the short portion of the curve, out to about ten years. Both funds maintained a diverse issuer, credit, sector and geographic mix, which proved beneficial to performance.

CURRENT OUTLOOK

The economic outlook appears to be improving, but we have been here before. Over the past couple of years the second half of the year has been disappointing. The funds are neutrally positioned, waiting for economic and inflation data before committing to a more aggressive strategy. The funds will continue to look for higher-yielding issues to boost performance in the anticipated stable rate environment. The Fed appears to be on hold for the rest of the year, but a rate cut cannot be completely ruled out.

 TAX FREE FUNDS

 MUNICIPAL BOND RATINGS                                June 30, 2003
 (BASED ON TOTAL INVESTMENTS)

 NEAR-TERM TAX FREE FUND

   AAA                                                     38.39%
   ---------------------------------------------------------------
   AA                                                      33.97%
   ---------------------------------------------------------------
   A                                                       14.25%
   ---------------------------------------------------------------
   BBB                                                      6.19%

 TAX FREE FUND

   AAA                                                     45.17%
   ---------------------------------------------------------------
   AA                                                      34.09%
   ---------------------------------------------------------------
   A                                                       10.78%
   ---------------------------------------------------------------
   BBB                                                      4.15%

 ALL AMERICAN EQUITY FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The principal objective of the All American Equity Fund is to seek capital appreciation by investing primarily in a broadly diversified portfolio of domestic common stocks. The fund invests in large-capitalization stocks, while retaining the flexibility to seek out promising small- and mid-cap stock opportunities. The fund seeks capital appreciation and does not emphasize income.

PERFORMANCE

 ALL AMERICAN EQUITY FUND

                        [All American Equity Fund Graph]
                         6/30/1993 $ 10,000.00 10,000.00
  7/30/1993   $ 9,951.46 9,959.79
  8/31/1993  $ 10,310.68 10,337.68
  9/30/1993  $ 10,228.16 10,258.41
 10/29/1993  $ 10,423.44 10,470.61
 11/30/1993  $ 10,296.51 10,370.80
 12/31/1993  $ 10,521.09 10,496.19
  1/31/1994  $ 10,789.96 10,853.03
  2/28/1994  $ 10,600.75 10,558.46
  3/31/1994  $ 10,082.91 10,098.15
  4/29/1994  $ 10,258.40 10,227.64
  5/31/1994  $ 10,153.11 10,395.48
  6/30/1994   $ 9,832.22 10,140.67
  7/29/1994  $ 10,169.70 10,473.66
  8/31/1994  $ 10,492.07 10,903.07
  9/30/1994  $ 10,194.88 10,636.46
 10/31/1994  $ 10,291.01 10,875.42
 11/30/1994   $ 9,871.08 10,479.27
 12/30/1994   $ 9,962.15 10,634.79
  1/31/1995  $ 10,139.13 10,910.59
  2/28/1995  $ 10,424.57 11,335.79
  3/31/1995  $ 10,687.19 11,670.28
  4/28/1995  $ 11,003.04 12,013.92
  5/31/1995  $ 11,370.57 12,494.10
  6/30/1995  $ 11,600.28 12,784.31
  7/31/1995  $ 11,894.91 13,208.27
  8/31/1995  $ 11,842.91 13,241.47
  9/29/1995  $ 12,351.29 13,800.28
 10/31/1995  $ 12,386.15 13,750.96
 11/30/1995  $ 12,845.11 14,354.61
 12/29/1995  $ 13,036.83 14,631.11
  1/31/1996  $ 13,438.95 15,129.10
  2/29/1996  $ 13,584.64 15,269.36
  3/29/1996  $ 13,689.54 15,416.35
  4/30/1996  $ 13,888.45 15,643.63
  5/31/1996  $ 14,321.37 16,047.08
  6/28/1996  $ 14,420.82 16,108.29
  7/31/1996  $ 13,921.53 15,396.62
  8/30/1996  $ 14,115.37 15,721.40
  9/30/1996  $ 14,832.01 16,606.28
 10/31/1996  $ 15,138.80 17,064.29
 11/29/1996  $ 16,206.65 18,354.12
 12/31/1996  $ 15,941.16 17,990.45
  1/31/1997  $ 17,035.29 19,114.40
  2/28/1997  $ 17,053.62 19,264.22
  3/31/1997  $ 16,395.93 18,473.01
  4/30/1997  $ 17,512.30 19,575.48
  5/30/1997  $ 18,499.86 20,767.32
  6/30/1997  $ 19,278.25 21,697.71
  7/31/1997  $ 20,459.30 23,424.14
  8/29/1997  $ 19,407.43 22,111.94
  9/30/1997  $ 20,293.83 23,322.88
 10/31/1997  $ 19,670.83 22,544.02
 11/28/1997  $ 20,448.04 23,587.54
 12/31/1997  $ 20,771.88 23,992.66
  1/30/1998  $ 21,179.42 24,258.09
  2/27/1998  $ 22,502.35 26,007.64
  3/31/1998  $ 23,544.39 27,339.46
  4/30/1998  $ 23,902.65 27,614.57
  5/29/1998  $ 23,556.96 27,139.82
  6/30/1998  $ 24,543.11 28,242.27
  7/31/1998  $ 24,467.20 27,941.54
  8/31/1998  $ 21,260.15 23,901.83
  9/30/1998  $ 22,611.92 25,432.99
 10/30/1998  $ 24,038.64 27,501.70
 11/30/1998  $ 25,541.45 29,168.58
 12/31/1998  $ 26,762.59 30,849.43
  1/29/1999  $ 27,715.13 32,139.45
  2/26/1999  $ 26,880.03 31,140.63
  3/31/1999  $ 27,570.95 32,386.46
  4/30/1999  $ 28,251.39 33,640.64
  5/31/1999  $ 27,786.86 32,846.21
  6/30/1999  $ 29,325.70 34,669.09
  7/30/1999  $ 28,336.83 33,586.59
  8/31/1999  $ 27,970.09 33,420.45
  9/30/1999  $ 27,116.12 32,504.28
 10/29/1999  $ 28,749.39 34,561.21
 11/30/1999  $ 29,169.18 35,263.72
 12/31/1999  $ 30,672.57 37,340.62
  1/31/2000  $ 29,140.94 35,464.54
  2/29/2000  $ 28,514.97 34,793.21
  3/31/2000  $ 31,020.19 38,196.81
  4/28/2000  $ 30,253.68 37,047.81
  5/31/2000  $ 29,387.19 36,287.68
  6/30/2000  $ 30,124.37 37,182.29
  7/31/2000  $ 29,317.59 36,600.98
  8/31/2000  $ 31,264.54 38,874.42
  9/30/2000  $ 28,937.53 36,822.11
 10/31/2000  $ 27,884.05 36,666.44
 11/30/2000  $ 24,760.76 33,775.68
 12/31/2000  $ 24,903.66 33,940.99
  1/31/2001  $ 25,116.51 35,145.19
  2/28/2001  $ 22,059.96 31,940.59
  3/31/2001  $ 20,495.08 29,917.13
  4/30/2001  $ 22,387.72 32,242.01
  5/31/2001  $ 22,259.84 32,458.03
  6/30/2001  $ 21,701.42 31,668.04
  7/31/2001  $ 21,206.66 31,356.30
  8/31/2001  $ 19,611.47 29,393.34
  9/30/2001  $ 18,742.21 27,019.75
 10/31/2001  $ 18,964.12 27,534.99
 11/30/2001  $ 20,107.77 29,647.10
 12/31/2001  $ 20,158.98 29,906.82
  1/31/2002  $ 19,476.20 29,470.39
  2/28/2002  $ 18,998.26 28,902.04
  3/31/2002  $ 19,868.80 29,989.03
  4/30/2002  $ 18,878.77 28,170.86
  5/31/2002  $ 20,201.65 27,963.32
  6/30/2002  $ 18,093.58 25,971.23
  7/31/2002  $ 15,703.86 23,946.90
  8/31/2002  $ 15,994.04 24,104.12
  9/30/2002  $ 14,585.81 21,484.50
 10/31/2002  $ 15,311.26 23,375.49
 11/30/2002  $ 15,371.01 24,751.35
 12/31/2002  $ 14,799.18 23,297.26
  1/31/2003  $ 14,602.88 22,686.96
  2/28/2003  $ 14,363.91 22,346.56
  3/31/2003  $ 14,577.28 22,563.52
  4/30/2003  $ 15,678.25 24,422.09
  5/31/2003  $ 16,378.10 25,708.82
  6/30/2003  $ 16,343.96 26,036.79
-------------------------

 AVERAGE ANNUAL PERFORMANCE                              For the Years Ended
                                                                   June 30, 2003

                                           One Year   Five Year  Ten Year
  All American Equity Fund                 (9.67)%     (7.81)%    5.03%
  -----------------------------------------------------------------------
  S&P 500 Total Return Index                0.25%      (1.61)%   10.04%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Total Return Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Adviser limited the fund's total operating expenses to 1.50% for the year ended June 30, 2003.

 ALL AMERICAN EQUITY FUND

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

Following positive economic indications in the early part of 2002, the financial markets were disappointed by the follow-through for the remainder of 2002 and so far in 2003. GDP growth was choppy throughout the year. The unemployment rate rose from 5.8 percent to 6.4 percent in June 2003. Initial jobless claims averaged levels consistent with a weakening economy. Business and investor confidence remained low during the year. The persistent economic weakness and worries over broad-based deflation led the Federal Reserve to cut their Fed Funds target interest rate in two separate moves. The target rate was cut by 50 basis points in November of 2002 and 25 basis points in June of 2003.

The intended consequences of the Federal Reserve's move to lower short-term interest rates were twofold. First, lower short-term interest rates supported the housing market by causing a fall in long-term bond yields. Second, the dollar depreciated against most major currencies during the year, as investors followed higher yields for their investment dollars. The weaker dollar had the effect of warding off deflation by causing domestic import prices to rise, and the weak dollar also made U.S. exports more competitive in overseas markets.

The Bush Administration and Congress worked together to support the efforts of Federal Reserve officials to keep the U.S. economy afloat. A tax cut package was passed in May 2003 that included a significant reduction in the corporate dividend tax rate for investors and numerous other incentives including an acceleration of the 2001 tax cuts.

The geopolitical environment was volatile this past year as a number of events led to another war in the Persian Gulf region and tense situations arose in other parts of the globe. Military efforts in Iraq were targeted at ousting the government of Saddam Hussein. The buildup of forces in the Middle East had a noticeable negative effect at home on business and consumer confidence. The lack of confidence led to a considerable amount of volatility experienced in consumer- and business-based economic reports over the past year.

INVESTMENT HIGHLIGHTS

The domestic equity markets traded on volatile waves of optimism and fear over the past year. From the fallout of corporate scandals in the third quarter of 2002 involving Worldcom and Tyco, to the eventual war in Iraq,

 ALL AMERICAN EQUITY FUND

U.S. investors were exposed to a number of significant events that increased the emotional volatility in return expectations. The mood turned decidedly positive in the second quarter of 2003. The war in Iraq seemed to be under control early into the quarter and asset prices reflected increased comfort with common stocks and corporate bonds. The S&P 500 rallied to its best quarterly return since 1998.

A change in investor attitudes dramatically changed the picture of year-end performance. Traditionally defensive sectors performed well throughout the year with intermittent strong gains from cyclical stocks as investor expectations changed. The final snapshot shows the information technology, healthcare and telecommunications sectors all finishing in positive territory. Defensive sectors with low relative earnings growth, such as consumer staples and utilities, weighed negatively on the market.

The S&P energy sector lost 10.5 percent of its value over the last twelve months, making it the second-worst performing sector during that time. This was surprising given the persistent high-energy prices experienced for the entire period, which led to peak-level earnings growth. West Texas Intermediate crude oil prices averaged above $25 per barrel during the year, reaching close to $40 per barrel prior to the conflict in Iraq. Natural gas prices also averaged high levels throughout most of the year as colder than normal winter in the Northeast U.S. and declining production led to short supplies moving into the summer heating season.

The All American Equity portfolio was consistently overweighed in the consumer discretion, basic material, and healthcare sectors during the past year. The fund team also overweighted the information technology sector entering 2003. The portfolio's basic material exposure was primarily in the gold sector for most of the year. Low relative interest rates caused the dollar to depreciate versus major currencies worldwide. A lower dollar effectively makes gold cheaper for foreign consumers, driving up demand. The precious metal was also helped by investor perception of the bullion as a safe haven in times of crisis. Gold bullion prices rallied almost $35 per troy ounce during the year and the stocks benefited from its rise. Although energy prices remained at high levels, we still remained bearish on the sector due to declining production and the lack of conviction among large companies to drill new prospects because of worries over falling prices.

CURRENT OUTLOOK

The second quarter of 2003 was a great indication that institutional and individual investors are now more comfortable with corporate risk than at

 ALL AMERICAN EQUITY FUND

any other time over the past two years. The fund team's expectations are for a positive return from the equity markets over the next year. Our anticipation is driven by what we expect will be a strong presidential election cycle.

Our expectations are that consumers and businesses will see a relatively large amount of stimulus pumped into the economy entering the 2004 presidential elections. Following the attacks of September 11, 2001, subsequent conflicts in Afghanistan and Iraq, and weak economic growth, we believe President Bush will attempt over the next 16 months to prove to voters that he is a competent leader at handling domestic issues. We believe the current President Bush is unwilling to let his presidency suffer the same fate of his father's legacy, and, therefore, it is our opinion that President Bush will undertake measures to stimulate the market in order to generate faster economic and earnings growth over the next 12 months.

 ALL AMERICAN EQUITY FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS     June 30, 2003

   PFIZER, INC.                                             3.35%
     PHARMACEUTICALS
   ---------------------------------------------------------------
   JOHNSON & JOHNSON                                        2.95%
     PHARMACEUTICALS
   ---------------------------------------------------------------
   WAL-MART STORES, INC.                                    2.41%
     RETAIL
   ---------------------------------------------------------------
   FREEPORT-MCMORAN COPPER & GOLD, INC.                     2.29%
     METAL & MINERAL MINING
   ---------------------------------------------------------------
   GENERAL ELECTRIC CO.                                     2.27%
     HOUSEHOLD APPLIANCES
   ---------------------------------------------------------------
   BANK OF AMERICA CORP.                                    2.23%
     BANKS
   ---------------------------------------------------------------
   MICROSOFT CORP.                                          2.11%
     DATA PROCESSING & SOFTWARE
   ---------------------------------------------------------------
   NETSCREEN TECHNOLOGIES, INC.                             2.09%
     DATA PROCESSING & SOFTWARE
   ---------------------------------------------------------------
   AFFILIATED COMPUTER SERVICES, INC.                       2.08%
     COMPUTER SERVICES
   ---------------------------------------------------------------
   CISCO SYSTEMS, INC.                                      1.87%
     COMPUTER & OFFICE EQUIPMENT

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           June 30, 2003

   FINANCIAL SERVICES                                       9.34%
   RETAIL                                                   8.83%
   PHARMACEUTICALS                                          8.72%
   BANKS                                                    6.10%
   HEALTHCARE & EQUIPMENT                                   5.82%

 CHINA REGION OPPORTUNITY FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The China Region Opportunity Fund seeks to achieve long-term capital appreciation by focusing on the economic growth in the greater China region, including mainland China, Hong Kong, Singapore, Korea, Taiwan and other Asian countries. The fund emphasizes a long-term growth approach over current income.

PERFORMANCE

 CHINA REGION OPPORTUNITY FUND

                            [China Region Fund Graph]
    02/10/94 $ 10,000.010,000.00
    02/28/94 $ 9,465.73 9,499.49
    03/31/94 $ 8,155.24 7,780.03
    04/29/94 $ 8,094.61 7,383.05
    05/31/94 $ 8,417.99 7,811.94
    06/30/94 $ 7,852.07 6,846.73
    07/29/94 $ 8,267.47 7,713.08
    08/31/94 $ 8,774.06 8,243.17
    09/30/94 $ 8,834.85 8,451.00
    10/31/94 $ 8,662.41 8,348.25
    11/30/94 $ 7,698.79 7,095.04
    12/30/94 $ 7,191.63 6,089.36
    01/31/95 $ 6,430.88 5,174.75
    02/28/95 $ 6,735.18 5,760.10
    03/31/95 $ 6,714.89 5,854.28
    04/28/95 $ 6,441.02 5,129.60
    05/31/95 $ 7,019.19 5,897.87
    06/30/95 $ 6,846.75 5,744.53
    07/31/95 $ 7,072.58 6,009.19
    08/31/95 $ 6,990.46 5,728.96
    09/29/95 $ 6,939.14 5,604.42
    10/31/95 $ 6,692.41 5,293.06
    11/30/95 $ 6,312.05 4,787.11
    12/29/95 $ 6,178.40 4,538.02
    01/31/96 $ 6,642.56 5,160.74
    02/29/96 $ 6,766.33 5,308.63
    03/29/96 $ 6,580.67 5,028.41
    04/30/96 $ 6,549.73 4,966.14
    05/31/96 $ 6,621.93 5,098.47
    06/28/96 $ 6,704.44 5,082.90
    07/31/96 $ 6,621.03 4,942.79
    08/30/96 $ 6,631.46 5,145.17
    09/30/96 $ 6,662.74 5,121.82
    10/31/96 $ 6,683.69 5,075.11
    11/29/96 $ 7,207.49 5,549.93
    12/31/96 $ 7,898.91 6,389.04
    01/31/97 $ 7,877.95 6,333.00
    02/28/97 $ 8,097.95 6,509.69
    03/31/97 $ 7,982.71 6,302.64
    04/30/97 $ 8,454.13 7,219.58
    05/30/97 $ 8,894.13 7,121.51
    06/30/97 $ 9,009.36 7,205.57
    07/31/97 $ 9,679.83 8,320.23
    08/29/97 $ 9,795.06 9,643.50
    09/30/97 $ 9,239.83 7,651.59
    10/31/97 $ 7,018.92 6,274.62
    11/28/97 $ 6,337.98 4,963.03
    12/31/97 $ 6,125.32 4,863.39
    01/30/98 $ 4,784.09 3,457.62
    02/27/98 $ 6,114.76 4,755.97
    03/31/98 $ 6,114.76 4,464.86
    04/30/98 $ 5,618.40 3,914.53
    05/29/98 $ 4,984.74 3,636.65
    06/30/98 $ 4,319.41 3,234.22
    07/31/98 $ 3,654.07 2,512.65
    08/31/98 $ 3,009.85 1,952.21
    09/30/98 $ 3,654.07 2,601.39
    10/30/98 $ 4,150.43 2,583.48
    11/30/98 $ 4,277.16 2,621.62
    12/31/98 $ 4,087.07 2,388.11
    01/29/99 $ 3,576.18 2,084.53
    02/26/99 $ 3,554.90 2,102.44
    03/31/99 $ 3,938.06 2,204.41
    04/30/99 $ 4,757.60 2,833.35
    05/31/99 $ 4,640.52 2,755.51
    06/30/99 $ 5,939.02 3,771.31
    07/30/99 $ 5,641.00 3,620.30
    08/31/99 $ 5,672.93 3,674.79
    09/30/99 $ 5,374.92 3,489.53
    10/29/99 $ 5,321.70 3,484.08
    11/30/99 $ 5,896.44 4,462.52
    12/31/99 $ 6,364.75 4,901.53
    01/31/00 $ 6,396.68 4,940.45
    02/29/00 $ 6,822.42 6,195.22
    03/31/00 $ 7,088.51 6,234.14
    04/30/00 $ 6,364.75 5,308.63
    05/31/00 $ 6,024.17 5,370.90
    06/30/00 $ 6,503.12 6,188.22
    07/31/00 $ 6,535.05 6,111.93
    08/31/00 $ 6,396.68 5,990.50
    09/30/00 $ 5,864.51 5,323.42
    10/31/00 $ 5,342.99 5,075.89
    11/30/00 $ 5,055.62 4,370.67
    12/31/00 $ 5,163.11 4,455.52
    01/31/01 $ 5,378.69 4,948.24
    02/28/01 $ 5,109.22 4,661.79
    03/31/01 $ 5,066.10 4,196.31
    04/30/01 $ 5,270.90 4,728.73
    05/31/01 $ 5,443.37 5,011.29
    06/30/01 $ 5,303.24 5,098.47
    07/31/01 $ 4,861.30 4,421.27
    08/31/01 $ 4,484.04 3,550.25
    09/30/01 $ 3,977.43 3,382.89
    10/31/01 $ 4,128.34 3,432.71
    11/30/01 $ 4,419.37 3,670.90
    12/31/01 $ 4,484.04 3,658.44
    01/31/02 $ 4,591.83 3,396.90
    02/28/02 $ 4,537.94 3,459.17
    03/31/02 $ 4,764.29 3,627.31
    04/30/02 $ 4,893.64 3,726.16
    05/31/02 $ 4,882.86 3,749.51
    06/30/02 $ 4,721.18 3,656.88
   7/31/2002 $ 4,408.59 3,508.99
   8/31/2002 $ 4,246.90 3,442.05
   9/30/2002 $ 3,891.20 3,190.63
  10/31/2002 $ 3,923.54 3,164.16
  11/30/2002 $ 4,106.78 3,301.94
  12/31/2002 $ 3,934.31 3,199.19
    01/31/03 $ 4,052.88 3,371.22
   2/28/2003 $ 4,052.88 3,299.60
   3/31/2003 $ 3,880.42 3,172.73
   4/30/2003 $ 3,901.98 3,183.62
   5/31/2003 $ 4,343.91 3,563.48
   6/30/2003 $ 4,494.82 3,795.44
---------------------------------

 AVERAGE ANNUAL PERFORMANCE                            For the Periods Ended
                                                                   June 30, 2003

                                           One Year   Five Year   Inception
  China Region Opportunity Fund
    (Inception 02/10/94)                   (4.79)%     0.80%       (8.16)%
  -------------------------------------------------------------------------
  Hang Seng Composite Index                (3.59)%      n/a          n/a
  -------------------------------------------------------------------------
  Morgan Stanley Capital Far East Free ex
    Japan Index*                           (7.84)%     2.90%       (7.65)%
  -------------------------------------------------------------------------
  IFC Emerging Markets Investable Total
    China Index                             3.79%      3.25%       (9.80)%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on The Stock Exchange of Hong Kong, based on average market capitalization for the twelve months. The index commenced January 2000; it is not included in the graph as it had less than ten years of data. The Morgan Stanley Capital Far East Free ex Japan Index is an index in a series representing both the developed and the emerging markets for a particular region. The IFC Emerging Markets Investable Total China Index represents the S&P China Investable Total Return series. The term "investable" indicates that the stocks and the weights in the S&P index represents the amount that the foreign institutional investors might buy by virtue of the foreign institutional restrictions, plus factoring in minimum market capitalization and liquidity screens.

 CHINA REGION OPPORTUNITY FUND

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

In general, the Asian stock markets were very volatile during the year. Since their peak in May 2002, the Asian markets declined and reached bottom in October. In early May this year, the markets retested October's lows and have since rebounded strongly.

Critical drivers for the year include:

* The weak U.S. dollar, which helped China and Hong Kong exporters but hurt Korea and Taiwan exporters.

* The war in Iraq, which lasted longer than people expected and sent the market down in the first quarter of this year.

* The SARS outbreak, which killed 812 people worldwide, mostly in China and Hong Kong, was the key factor that caused the Asian markets to underperform in March and April.

* The nuclear threat in North Korea, which scared investors away from the South Korean market this year, resulting in underperformance.

In China, the first peaceful transition of the country's leadership occurred. Last November, the Chinese Communist Party appointed Hu Jintao, replacing President Jiang, as the new leader of the party. The transition had been widely expected for years and assured Mr. Hu to be China's president in March of this year.

INVESTMENT HIGHLIGHTS

During the first quarter of the fiscal year, the fund kept a high level of cash on hand due to the uncertainty of growth in the Asian economies. As the markets remained weak, this turned out to be a wise move. During the second quarter, the fund put the cash to work and effectively halved its cash position. As the economic numbers were stronger outside of Hong Kong, the fund diversified its country holdings by increasing exposure to Korea, Taiwan, Singapore and Malaysia. During the third quarter, the Iraq war impacted stock markets worldwide. This was followed by the SARS outbreak, which impacted Asian stock markets more than other stock markets around the world. When the news about SARS hit, the fund immediately reduced its holdings in travel-related stocks as well as in consumer-sensitive names. The proceeds of the sales were kept in cash, as the potential impact of SARS on all Asian economies was unknown at that time. Heading into the fourth quarter, it became apparent that the impact

 CHINA REGION OPPORTUNITY FUND

of SARS was less than the decline of the various stock market indices. As a result, the fund started to establish positions in the same names it had sold earlier. As the World Health Organization declared countries SARS-free, several of the fund's moves during the quarter helped performance.

CURRENT OUTLOOK

We believe China will remain the main growth engine in the Asian region. The latest set of economic numbers show that growth in China has picked up again after a two-month lull due to SARS. Other countries are not growing as fast as China. Korea and Singapore have reported growth that was less robust than expected. Malaysia and Taiwan are growing as expected. Over the next 12 months, China's growth should continue. The other countries should benefit from their exports as interest rates have been lowered in Europe and North America. China will remain a big importer of basic materials and energy, indicating that the economy remains strong. The fact that China cannot produce enough to fulfill its needs shows how strong the country's growth has been.

 CHINA REGION OPPORTUNITY FUND

 TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS    June 30, 2003

   HSBC HOLDINGS PLC                                        9.42%
     BANKING & FINANCIAL SERVICES
   ---------------------------------------------------------------
   LI & FUNG LTD.                                           4.12%
     APPAREL
   ---------------------------------------------------------------
   HUANENG POWER INTERNATIONAL, INC.                        3.40%
     UTILITIES
   ---------------------------------------------------------------
   CHINA INTERNATIONAL MARINE CONTAINERS
   (GROUP) CO., LTD. 3.17% SHIPPING & CONTAINERS
   ---------------------------------------------------------------
   HANG SENG BANK LTD.                                      2.93%
     BANKING & FINANCIAL SERVICES
   ---------------------------------------------------------------
   SINOPEC ZHENHAI REFINING AND
   CHEMICAL CO., LTD.                                       2.89%
     CHEMICALS & ALLIED PRODUCTS
   ---------------------------------------------------------------
   CAPITAL ALLIANCE GROUP, INC.                             2.74%
     EDUCATION
   ---------------------------------------------------------------
   HONG KONG & CHINA GAS CO., LTD.                          2.71%
     UTILITIES
   ---------------------------------------------------------------
   COSCO PACIFIC LTD.                                       2.51%
     SHIPPING & CONTAINERS
   ---------------------------------------------------------------
   SAMSUNG ELECTRONICS CO.                                  2.24%
     ELECTRONIC EQUIPMENT

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           June 30, 2003

   BANKING & FINANCIAL SERVICES                            15.60%
   INVESTMENT TRUSTS                                        7.65%
   ELECTRONIC EQUIPMENT                                     7.35%
   CHEMICALS & ALLIED PRODUCTS                              6.57%
   UTILITIES                                                6.54%


*Includes convertible debenture.

 CHINA REGION OPPORTUNITY FUND

 PORTFOLIO PROFILE                                     June 30, 2003

   Country Distribution (based on domicile)      % of Investments
   ---------------------------------------------------------------
     Hong Kong                                             34.68%
   ---------------------------------------------------------------
     United States                                         22.67%
   ---------------------------------------------------------------
     People's Republic of China                            21.28%
   ---------------------------------------------------------------
     United Kingdom                                         9.88%
   ---------------------------------------------------------------
     Canada                                                 4.77%
   ---------------------------------------------------------------
     South Korea                                            4.29%
   ---------------------------------------------------------------
     Other Foreign                                          2.43%
   ---------------------------------------------------------------
   Number of Securities                                       69

 GLOBAL RESOURCES FUND

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The Global Resources Fund is a diversified natural resources fund with the principal objective of achieving long-term growth of capital, while providing protection against inflation and monetary instability. The fund invests in companies involved in the exploration, production and processing of petroleum, natural gas, industrial commodities, metals, minerals, paper and forest products and can invest in any part of the world.

PERFORMANCE

 GLOBAL RESOURCES FUND

                          [Global Resources Fund Graph]
  6/30/1993 $ 10,000.010,000.00
  7/30/1993 $ 10,114.710,073.77
  8/31/1993 $ 10,442.610,438.87
  9/30/1993 $ 10,393.410,393.55
 10/29/1993 $ 10,852.410,452.80
 11/30/1993 $ 10,360.610,149.58
 12/31/1993 $ 10,918.010,329.78
  1/31/1994 $ 11,438.710,926.91
  2/28/1994 $ 11,035.610,622.36
  3/31/1994 $ 10,397.310,173.22
  4/29/1994 $ 10,162.110,490.88
  5/31/1994 $ 10,162.110,713.23
  6/30/1994 $ 9,641.4610,434.39
  7/29/1994 $ 9,927.0110,939.43
  8/31/1994 $ 10,229.311,121.46
  9/30/1994 $ 10,632.410,933.44
 10/31/1994 $ 10,464.511,389.00
 11/30/1994 $ 9,859.8210,746.01
 12/30/1994 $ 9,859.8210,784.76
  1/31/1995 $ 9,345.5510,792.76
  2/28/1995 $ 9,451.9511,302.80
  3/31/1995 $ 9,717.9611,894.60
  4/28/1995 $ 9,983.9612,164.86
  5/31/1995 $ 10,108.012,640.98
  6/30/1995 $ 10,214.412,477.51
  7/31/1995 $ 10,498.212,864.61
  8/31/1995 $ 10,657.812,587.92
  9/29/1995 $ 10,622.312,798.14
 10/31/1995 $ 10,143.512,547.31
 11/30/1995 $ 10,249.913,199.20
 12/29/1995 $ 10,746.513,739.78
  1/31/1996 $ 11,141.814,002.42
  2/29/1996 $ 11,267.614,075.06
  3/29/1996 $ 11,896.614,821.30
  4/30/1996 $ 12,597.415,101.75
  5/31/1996 $ 12,795.115,194.03
  6/28/1996 $ 12,543.515,060.09
  7/31/1996 $ 12,004.414,542.87
  8/30/1996 $ 12,435.714,881.59
  9/30/1996 $ 12,938.915,483.13
 10/31/1996 $ 13,549.916,177.85
 11/29/1996 $ 14,268.716,961.64
 12/31/1996 $ 14,412.516,874.06
  1/31/1997 $ 14,941.817,595.29
  2/28/1997 $ 14,127.517,212.98
  3/31/1997 $ 14,025.717,594.13
  4/30/1997 $ 13,659.317,844.06
  5/30/1997 $ 14,962.119,098.31
  6/30/1997 $ 14,921.419,787.61
  7/31/1997 $ 16,183.521,229.03
  8/29/1997 $ 17,079.220,506.65
  9/30/1997 $ 18,585.621,578.47
 10/31/1997 $ 17,608.520,657.77
 11/28/1997 $ 14,778.920,451.22
 12/31/1997 $ 14,015.520,326.26
  1/30/1998 $ 12,351.519,471.65
  2/27/1998 $ 12,632.720,780.69
  3/31/1998 $ 12,609.321,728.23
  4/30/1998 $ 12,281.222,505.84
  5/29/1998 $ 11,179.621,829.12
  6/30/1998 $ 10,476.521,394.78
  7/31/1998 $ 9,656.2120,026.40
  8/31/1998 $ 8,109.3417,685.91
  9/30/1998 $ 8,976.5319,817.88
 10/30/1998 $ 9,304.6520,161.82
 11/30/1998 $ 9,046.8420,451.61
 12/31/1998 $ 8,617.2120,107.10
  1/29/1999 $ 8,191.3618,884.74
  2/26/1999 $ 8,116.2118,866.06
  3/31/1999 $ 8,917.8121,042.37
  4/30/1999 $ 10,395.724,575.10
  5/31/1999 $ 9,894.7623,677.39
  6/30/1999 $ 10,045.024,130.92
  7/30/1999 $ 10,070.124,264.86
  8/31/1999 $ 9,944.8624,354.82
  9/30/1999 $ 9,594.1623,437.21
 10/29/1999 $ 9,393.7623,300.53
 11/30/1999 $ 9,418.8123,553.53
 12/31/1999 $ 9,869.7124,205.24
  1/31/2000 $ 9,544.0623,184.54
  2/29/2000 $ 9,018.0121,631.98
  3/31/2000 $ 9,994.9623,874.84
  4/28/2000 $ 9,844.6623,485.79
  5/31/2000 $ 10,345.625,141.06
  6/30/2000 $ 9,719.4123,630.97
  7/31/2000 $ 9,544.0623,226.98
  8/31/2000 $ 10,596.124,749.77
  9/30/2000 $ 10,571.124,928.22
 10/31/2000 $ 10,170.324,920.78
 11/30/2000 $ 9,669.3124,254.74
 12/31/2000 $ 10,921.826,066.58
  1/31/2001 $ 10,571.125,304.72
  2/28/2001 $ 10,395.724,991.99
  3/31/2001 $ 10,245.424,460.27
  4/30/2001 $ 11,172.326,947.86
  5/31/2001 $ 11,047.027,314.34
  6/30/2001 $ 10,045.025,615.86
  7/31/2001 $ 9,644.2625,292.35
  8/31/2001 $ 9,293.5624,583.65
  9/30/2001 $ 8,692.3622,689.89
 10/31/2001 $ 9,268.5123,378.90
 11/30/2001 $ 9,343.6623,264.48
 12/31/2001 $ 9,443.8624,082.29
  1/31/2002 $ 9,468.9123,829.61
  2/28/2002 $ 9,994.9624,926.70
  3/31/2002 $ 10,921.826,403.57
  4/30/2002 $ 11,598.125,078.59
  5/31/2002 $ 13,952.825,505.22
  6/30/2002 $ 12,349.625,336.57
  7/31/2002 $ 9,594.1622,202.16
  8/31/2002 $ 10,070.122,197.19
  9/30/2002 $ 9,869.7120,068.19
 10/31/2002 $ 9,218.4120,753.90
 11/30/2002 $ 9,569.1121,917.41
 12/31/2002 $ 11,123.421,699.87
  1/31/2003 $ 11,762.721,020.22
  2/28/2003 $ 11,992.821,236.20
  3/31/2003 $ 11,583.721,443.26
  4/30/2003 $ 11,558.121,812.83
  5/31/2003 $ 12,913.423,413.38
  6/30/2003 $ 13,143.523,273.25
--------------------------------

 AVERAGE ANNUAL PERFORMANCE                            For the Years Ended
                                                                   June 30, 2003

                                           One Year   Five Year   Ten Year
  Global Resources Fund                     6.43%       4.64%       2.77%
  ------------------------------------------------------------------------
  S&P 500 Total Return Index                0.25%      (1.61)%     10.04%
  ------------------------------------------------------------------------
  S&P Energy and Materials Index           (8.14)%      1.70%       8.81%

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Total Return Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The S&P Energy and Materials Index is a combination of the S&P Energy Index and the S&P Materials Index calculated on a 70% and 30% weighting, respectively, with monthly rebalancing of weights.

 GLOBAL RESOURCES FUND

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

A volatile economic and political environment characterized the past year. The global economy continued to suffer through poor fundamental conditions that were aggravated by corporate scandal, military conflict in Iraq and SARS.

Short-term interest rates continued to trend lower as policymakers struggled to maintain economic growth and stave off deflation. The U.S. Federal Reserve continued its campaign of lower interest rates with two more rate cuts during the year, which brought the Fed Funds target rate to 1 percent. The strategic implications of these additional rate cuts were twofold. First, lower interest rates kept the housing market strong. Second, the dollar declined in value significantly because of low relative interest rates. The latter result was most important for the Global Resources Fund as dollar-based commodities rallied on expectations for higher foreign demand.

Geopolitical events did little to support economic growth as energy prices rose dramatically in response to supply disruptions. Petroleum union strikes in Venezuela set the tone for supply problems throughout the year. The country's oil production was virtually halted as workers protested the rule of President Chavez. With two million barrels per day of production off the market, oil prices rose as U.S. supplies fell in response to the lack of imports from one of its largest suppliers. Venezuelan exports eventually built back up close to pre-strike levels, but the war in Iraq and sporadic strikes in Nigeria kept supply expectations in question.

INVESTMENT HIGHLIGHTS

Commodity prices were mixed throughout the year. The most notable strength occurred in the natural gas market as prices rallied 70 percent. The near-term natural gas futures contract began the year at $3 mcf and rallied strongly to close above $5 mcf. Similar to the winter of 2001, colder than normal weather sapped domestic natural gas inventories. Such extreme weather caused futures contracts to spike above $9 mcf at one point this spring. Low spring seasonal demand, large-scale demand destruction and cooler summer weather in the Northeast have brought supplies back to levels more consistent with average inventories.

Disruptions of crude oil supplies drove domestic prices up 9 percent this past year. Although geopolitical events played a direct role in higher prices, the indirect effect may be the most important result. The U.S. government continues to build its Strategic Petroleum Reserve of crude

 GLOBAL RESOURCES FUND

oil. The reserve currently holds over 600 million barrels of crude oil with excess capacity of another 100 million barrels. The government continues to build reserves to their goal of maximum capacity despite low commercial inventories that are supporting high oil and gas prices for consumers.

Gold rallied 11 percent during the year as the U.S. dollar depreciated versus most major currencies and investors looked for safe haven assets during the geopolitical roller coaster of the past year. Gold spiked to $380 per troy ounce in early 2003, but has since settled back down to around $350 per troy ounce.

The industrial metals were mixed this year. Platinum prices experienced the biggest rise, gaining over 25 percent. The supply shortage of nickel relative to demand caused prices to rise 12 percent year over year. Other base metals languished with no evident signs of an economic recovery.

The Global Resources Fund team was bullish on gold and selective base metals throughout the year. The fund outperformed its Lipper Natural Resource Peer Group by over 8 percent during the year to finish in the top 15 percent of its competitors. Our peer-leading performance can be attributed partly to our ability to find value in metal-based stocks. We remained cautious on the energy sector although prices experienced large moves. This outlook did cause us to miss some positive performance as these stocks periodically rallied, but overall our conviction to underweight energy was the correct one as the sector significantly underperformed the market. Also, instead of focusing on traditional energy companies, we committed more than 10 percent of our portfolio weighting to income-producing oil and gas royalty trusts in the Canadian markets.

CURRENT OUTLOOK

The fund team believes the presidential election cycle will be a significant driver for the markets over the next 12 months. Large amounts of monetary and fiscal stimulus leading up to the election in the fall of 2004 will be a sustained catalyst for the economy and market. An improved economic outlook will benefit the industrial metals, such as copper, that have been poised to move higher.

Although crude oil demand should improve, we believe the supply picture is increasingly bearish as non-OPEC production continues its growth and the OPEC production quota is tested by the return of Iraqi oil to the market.

 GLOBAL RESOURCES FUND

 TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS    June 30, 2003

   APOLLO GOLD CORP.                                        6.63%
     GOLD & SILVER MINING
   ---------------------------------------------------------------
   WHEATON RIVER MINERALS LTD.                              4.83%
     GOLD & SILVER MINING
   ---------------------------------------------------------------
   ENERPLUS RESOURCES FUND                                  4.11%
     OIL & GAS ROYALTY TRUSTS
   ---------------------------------------------------------------
   ASHANTI GOLDFIELDS CO. LTD.                              3.92%
     GOLD & SILVER MINING
   ---------------------------------------------------------------
   ACETEX CORP.                                             3.12%
     CHEMICALS & ALLIED PRODUCTS
   ---------------------------------------------------------------
   NORTHERN ORION RESOURCES, INC.                           3.07%
     METAL & MINERAL MINING
   ---------------------------------------------------------------
   FOCUS ENERGY TRUST                                       2.93%
     OIL & GAS ROYALTY TRUSTS
   ---------------------------------------------------------------
   SUPERIOR PROPANE INCOME FUND                             2.50%
     OIL & GAS ROYALTY TRUSTS
   ---------------------------------------------------------------
   NORTHGATE EXPLORATION LTD.                               2.46%
     GOLD & SILVER MINING
   ---------------------------------------------------------------
   ALTIUS MINERALS CORP.                                    2.14%
     METAL & MINERAL MINING

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           June 30, 2003

   GOLD & SILVER MINING                                    28.94%
   METAL & MINERAL MINING                                  19.84%
   OIL & GAS ROYALTY TRUSTS                                12.59%
   OIL & GAS EXPLORATION & PRODUCTION                      10.26%
   CHEMICALS & ALLIED PRODUCTS                              6.00%



*Includes convertible debenture.

 GLOBAL RESOURCES FUND

 PORTFOLIO PROFILE                                     June 30, 2003

   Country Distribution (based on domicile)      % of Investments
   ---------------------------------------------------------------
     Canada                                                69.44%
   ---------------------------------------------------------------
     United States                                         18.16%
   ---------------------------------------------------------------
     Ghana                                                  3.92%
   ---------------------------------------------------------------
     United Kingdom                                         2.61%
   ---------------------------------------------------------------
     Other Foreign                                          5.87%
   ---------------------------------------------------------------
   Number of Securities                                      116

 GOLD AND PRECIOUS MINERALS FUNDS

MANAGEMENT TEAM'S PERSPECTIVE

INTRODUCTION

The World Precious Minerals and Gold Shares Funds pursue an objective of long-term capital growth through investments in gold and precious metal companies. The Gold Shares Fund also pursues current income as a secondary objective and focuses on established, gold-producing mines. The World Precious Minerals Fund focuses on equity securities of companies principally engaged in the exploration, mining, and processing of precious minerals such as gold, silver, platinum, and diamonds. Although the fund has greater latitude to invest its assets in different precious minerals, it currently remains focused on the gold sector.

PERFORMANCE

 WORLD PRECIOUS MINERALS FUND

                      [World Precious Minerals Fund Graph]
  6/30/1993 $ 10,000.0010,000.00
  7/30/1993 $ 11,891.7110,813.13
  8/31/1993 $ 10,945.85 9,998.76
  9/30/1993 $ 9,575.05  8,744.38
 10/29/1993 $ 11,151.4710,450.77
 11/30/1993 $ 10,945.8510,312.49
 12/31/1993 $ 12,097.3311,110.85
  1/31/1994 $ 12,515.4211,197.03
  2/28/1994 $ 11,864.2910,505.60
  3/31/1994 $ 11,884.8510,722.92
  4/29/1994 $ 10,932.15 9,477.43
  5/31/1994 $ 11,453.0510,195.41
  6/30/1994 $ 10,712.82 9,490.81
  7/29/1994 $ 10,726.53 9,423.46
  8/31/1994 $ 11,220.01 9,952.78
  9/30/1994 $ 11,891.7111,224.90
 10/31/1994 $ 11,240.5810,161.21
 11/30/1994 $ 9,821.80  8,774.18
 12/30/1994 $ 10,047.98 9,412.17
  1/31/1995 $ 8,990.30  8,266.43
  2/28/1995 $ 9,182.60  8,808.55
  3/31/1995 $ 10,240.2810,016.27
  4/28/1995 $ 10,521.8710,058.65
  5/31/1995 $ 10,501.2710,434.01
  6/30/1995 $ 10,858.4110,529.07
  7/31/1995 $ 11,332.3110,527.44
  8/31/1995 $ 11,641.3710,689.31
  9/29/1995 $ 11,634.5010,849.54
 10/31/1995 $ 10,439.46 9,514.54
 11/30/1995 $ 11,332.3110,516.38
 12/29/1995 $ 11,648.2410,504.63
  1/31/1996 $ 13,530.0912,065.74
  2/29/1996 $ 13,894.0912,506.13
  3/29/1996 $ 14,635.8512,588.56
  4/30/1996 $ 15,089.1412,474.44
  5/31/1996 $ 16,627.5813,259.69
  6/28/1996 $ 14,505.3511,155.46
  7/31/1996 $ 14,134.4811,194.70
  8/30/1996 $ 15,425.6711,799.43
  9/30/1996 $ 14,972.3811,179.00
 10/31/1996 $ 14,580.9011,359.69
 11/29/1996 $ 14,347.3911,665.15
 12/31/1996 $ 13,921.5711,352.34
  1/31/1997 $ 13,144.1110,866.02
  2/28/1997 $ 14,481.0411,614.54
  3/31/1997 $ 12,751.75 9,396.86
  4/30/1997 $ 12,126.88 8,667.72
  5/30/1997 $ 12,780.81 9,354.07
  6/30/1997 $ 11,589.20 8,281.07
  7/31/1997 $ 11,036.98 8,281.28
  8/29/1997 $ 11,298.56 8,131.24
  9/30/1997 $ 11,778.11 9,024.07
 10/31/1997 $ 9,801.77  7,379.65
 11/28/1997 $ 7,774.57  5,483.06
 12/31/1997 $ 8,202.53  6,138.60
  1/30/1998 $ 8,908.76  6,429.00
  2/27/1998 $ 8,437.94  6,264.23
  3/31/1998 $ 9,011.75  6,736.00
  4/30/1998 $ 9,386.94  7,197.38
  5/29/1998 $ 8,055.40  6,140.07
  6/30/1998 $ 7,253.54  5,696.23
  7/31/1998 $ 6,745.94  4,910.87
  8/31/1998 $ 5,274.63  3,711.26
  9/30/1998 $ 7,282.97  5,898.94
 10/30/1998 $ 7,187.33  6,000.16
 11/30/1998 $ 6,709.16  5,579.51
 12/31/1998 $ 6,909.26  5,301.97
  1/29/1999 $ 6,614.62  5,163.12
  2/26/1999 $ 6,474.67  4,858.13
  3/31/1999 $ 6,342.08  4,734.16
  4/30/1999 $ 7,100.77  5,580.72
  5/31/1999 $ 5,804.36  4,619.84
  6/30/1999 $ 5,738.07  4,919.46
  7/30/1999 $ 5,413.97  4,610.37
  8/31/1999 $ 5,642.31  4,766.15
  9/30/1999 $ 7,108.14  6,002.27
 10/29/1999 $ 6,378.91  5,155.27
 11/30/1999 $ 6,099.00  4,846.08
 12/31/1999 $ 6,032.71  4,637.87
  1/31/2000 $ 5,355.04  4,113.21
  2/29/2000 $ 5,443.43  4,003.80
  3/31/2000 $ 5,030.94  3,753.98
  4/28/2000 $ 4,780.50  3,909.97
  5/31/2000 $ 4,633.18  4,057.33
  6/30/2000 $ 4,736.30  4,144.32
  7/31/2000 $ 4,235.42  3,663.54
  8/31/2000 $ 4,404.83  3,817.89
  9/30/2000 $ 3,955.51  3,707.44
 10/31/2000 $ 3,535.65  3,313.88
 11/30/2000 $ 3,498.82  3,664.20
 12/31/2000 $ 3,735.27  3,981.21
  1/31/2001 $ 3,698.29  3,746.58
  2/28/2001 $ 3,690.89  3,914.55
  3/31/2001 $ 3,446.80  3,602.47
  4/30/2001 $ 3,772.25  4,154.62
  5/31/2001 $ 3,920.18  4,243.94
  6/30/2001 $ 3,905.39  4,118.59
  7/31/2001 $ 3,683.49  4,050.33
  8/31/2001 $ 3,735.27  4,289.60
  9/30/2001 $ 3,949.77  4,721.06
 10/31/2001 $ 3,898.00  4,367.69
 11/30/2001 $ 3,875.81  4,218.79
 12/31/2001 $ 4,016.34  4,387.01
  1/31/2002 $ 4,719.02  4,899.29
  2/28/2002 $ 5,170.21  5,123.23
  3/31/2002 $ 6,013.42  5,342.94
  4/30/2002 $ 6,642.12  5,707.04
  5/31/2002 $ 9,349.27  6,646.62
  6/30/2002 $ 7,714.63  5,792.07
  7/31/2002 $ 5,547.43  4,672.05
  8/31/2002 $ 6,316.68  5,298.04
  9/30/2002 $ 6,361.05  5,263.26
 10/31/2002 $ 5,517.85  4,788.91
 11/30/2002 $ 5,577.02  4,703.13
 12/31/2002 $ 7,366.71  5,593.69
  1/31/2003 $ 7,647.71  5,688.57
  2/28/2003 $ 7,366.71  5,312.18
  3/31/2003 $ 6,941.41  5,002.69
  4/30/2003 $ 6,759.14  4,938.83
  5/31/2003 $ 7,252.79  5,493.08
  6/30/2003 $ 7,404.68  5,642.84
---------------------------------


 AVERAGE ANNUAL PERFORMANCE                            For the Years Ended
                                                                   June 30, 2003

                                           One Year   Five Year   Ten Year
  World Precious Minerals Fund             (4.02)%      0.41%     (2.96)%
  ------------------------------------------------------------------------
  S&P 500 Total Return Index                0.25%      (1.61)%    10.04%
  ------------------------------------------------------------------------
  Toronto Stock Exchange Gold & Precious
    Minerals Index*                        (2.58)%     (0.19)%    (5.56)%


  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Total Return Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Toronto Stock Exchange Gold & Precious Minerals Index is a capitalization-weighted index designed to measure the performance of the gold and precious minerals sector of the TSX 300 Index. Going forward, the fund will be compared to the Toronto Stock Exchange Gold & Precious Minerals Index as management believes it is a more appropriate benchmark of the fund's objectives than the S&P 500 Total Return Index.

 GOLD AND PRECIOUS MINERALS FUNDS

 GOLD SHARES FUND

                            [Gold Shares Fund Graph]
 6/30/1993 $ 10,000.00 10,000.00
 7/30/1993 $ 11,365.46 9,959.79
 8/31/1993  $ 9,317.27 10,337.68
 9/30/1993  $ 8,875.50 10,258.41
10/29/1993  $ 9,959.84 10,470.61
11/30/1993  $ 9,879.52 10,370.80
12/31/1993 $ 11,686.75 10,496.19
 1/31/1994 $ 10,509.96 10,853.03
 2/28/1994  $ 9,860.69 10,558.46
 3/31/1994  $ 9,738.96 10,098.15
 4/29/1994 $ 10,023.01 10,227.64
 5/31/1994  $ 9,698.38 10,395.48
 6/30/1994 $ 10,185.32 10,140.67
 7/29/1994 $ 10,554.95 10,473.66
 8/31/1994 $ 11,704.91 10,903.07
 9/30/1994 $ 13,101.28 10,636.46
10/31/1994 $ 12,403.10 10,875.42
11/30/1994 $ 10,842.44 10,479.27
12/30/1994 $ 11,376.35 10,634.79
 1/31/1995  $ 8,709.37 10,910.59
 2/28/1995  $ 9,209.43 11,335.79
 3/31/1995  $ 9,626.14 11,670.28
 4/28/1995  $ 9,167.75 12,013.92
 5/31/1995  $ 8,917.73 12,494.10
 6/30/1995  $ 9,042.74 12,784.31
 7/31/1995  $ 9,761.09 13,208.27
 8/31/1995  $ 9,718.83 13,241.47
 9/29/1995  $ 9,634.32 13,800.28
10/31/1995  $ 8,155.37 13,750.96
11/30/1995  $ 8,239.88 14,354.61
12/29/1995  $ 8,324.39 14,631.11
 1/31/1996 $ 10,169.49 15,129.10
 2/29/1996  $ 9,869.12 15,269.36
 3/29/1996  $ 9,311.30 15,416.35
 4/30/1996  $ 9,354.21 15,643.63
 5/31/1996  $ 9,611.67 16,047.08
 6/28/1996  $ 7,981.12 16,108.29
 7/31/1996  $ 7,894.37 15,396.62
 8/30/1996  $ 7,850.99 15,721.40
 9/30/1996  $ 7,156.98 16,606.28
10/31/1996  $ 7,026.85 17,064.29
11/29/1996  $ 6,549.72 18,354.12
12/31/1996  $ 6,202.72 17,990.45
 1/31/1997  $ 5,582.44 19,114.40
 2/28/1997  $ 6,379.94 19,264.22
 3/31/1997  $ 5,493.83 18,473.01
 4/30/1997  $ 5,050.78 19,575.48
 5/30/1997  $ 5,139.39 20,767.32
 6/30/1997  $ 4,271.01 21,697.71
 7/31/1997  $ 4,361.89 23,424.14
 8/29/1997  $ 4,407.32 22,111.94
 9/30/1997  $ 4,316.45 23,322.88
10/31/1997  $ 3,362.29 22,544.02
11/28/1997  $ 2,589.87 23,587.54
12/31/1997  $ 2,644.39 23,992.66
 1/30/1998  $ 2,644.39 24,258.09
 2/27/1998  $ 2,412.43 26,007.64
 3/31/1998  $ 2,458.82 27,339.46
 4/30/1998  $ 2,598.00 27,614.57
 5/29/1998  $ 2,087.68 27,139.82
 6/30/1998  $ 1,758.29 28,242.27
 7/31/1998  $ 1,772.21 27,941.54
 8/31/1998  $ 1,363.95 23,901.83
 9/30/1998  $ 1,902.11 25,432.99
10/30/1998  $ 1,860.35 27,501.70
11/30/1998  $ 1,744.37 29,168.58
12/31/1998  $ 1,772.21 30,849.43
 1/29/1999  $ 1,693.34 32,139.45
 2/26/1999  $ 1,656.23 31,140.63
 3/31/1999  $ 1,646.95 32,386.46
 4/30/1999  $ 1,832.52 33,640.64
 5/31/1999  $ 1,544.88 32,846.21
 6/30/1999  $ 1,586.64 34,669.09
 7/30/1999  $ 1,484.57 33,586.59
 8/31/1999  $ 1,563.44 33,420.45
 9/30/1999  $ 1,990.25 32,504.28
10/29/1999  $ 1,781.49 34,561.21
11/30/1999  $ 1,707.26 35,263.72
12/31/1999  $ 1,725.81 37,340.62
 1/31/2000  $ 1,517.05 35,464.54
 2/29/2000  $ 1,526.33 34,793.21
 3/31/2000  $ 1,410.34 38,196.81
 4/28/2000  $ 1,299.00 37,047.81
 5/31/2000  $ 1,299.00 36,287.68
 6/30/2000  $ 1,354.67 37,182.29
 7/31/2000  $ 1,224.77 36,600.98
 8/31/2000  $ 1,299.00 38,874.42
 9/30/2000  $ 1,215.49 36,822.11
10/31/2000  $ 1,094.87 36,666.44
11/30/2000  $ 1,113.43 33,775.68
12/31/2000  $ 1,210.85 33,940.99
 1/31/2001  $ 1,196.94 35,145.19
 2/28/2001  $ 1,224.77 31,940.59
 3/31/2001  $ 1,113.43 29,917.13
 4/30/2001  $ 1,261.89 32,242.01
 5/31/2001  $ 1,317.56 32,458.03
 6/30/2001  $ 1,312.92 31,668.04
 7/31/2001  $ 1,215.49 31,356.30
 8/31/2001  $ 1,247.97 29,393.34
 9/30/2001  $ 1,299.00 27,019.75
10/31/2001  $ 1,280.44 27,534.99
11/30/2001  $ 1,271.16 29,647.10
12/31/2001  $ 1,345.39 29,906.82
 1/31/2002  $ 1,568.08 29,470.39
 2/28/2002  $ 1,795.40 28,902.04
 3/31/2002  $ 2,050.56 29,989.03
 4/30/2002  $ 2,254.69 28,170.86
 5/31/2002  $ 2,987.70 27,963.32
 6/30/2002  $ 2,449.54 25,971.23
 7/31/2002  $ 1,809.32 23,946.90
 8/31/2002  $ 2,092.32 24,104.12
 9/30/2002  $ 2,152.63 21,484.50
10/31/2002  $ 1,855.71 23,375.49
11/30/2002  $ 1,874.27 24,751.35
12/31/2002  $ 2,440.26 23,297.26
 1/31/2003  $ 2,500.58 22,686.96
 2/28/2003  $ 2,342.84 22,346.56
 3/31/2003  $ 2,194.38 22,563.52
 4/30/2003  $ 2,096.96 24,422.09
 5/31/2003  $ 2,333.56 25,708.82
 6/30/2003  $ 2,403.15 26,036.79
--------------------------------


 AVERAGE ANNUAL PERFORMANCE                            For the Years Ended
                                                                   June 30, 2003

                                           One Year   Five Year   Ten Year
  Gold Shares Fund                         (1.89)%      6.44%     (13.28)%
  ------------------------------------------------------------------------
  S&P 500 Total Return Index                0.25%      (1.61)%     10.04%
  ------------------------------------------------------------------------
  Philadelphia Stock Exchange Gold &
    Silver Index*                          10.06%       1.86%      (3.85)%

  * These are not total returns. These returns reflect simple appreciation only and do not reflect dividend reinvestment.

  Performance data quoted represent past performance. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 Total Return Index is a widely recognized capitalization-weighted index of 500 common stock prices in U.S. companies. The Philadelphia Stock Exchange Gold & Silver Index is a capitalization-weighted index which includes the leading companies involved in the mining of gold and silver. Going forward, the fund will be compared to the Philadelphia Stock Exchange Gold & Silver Index as management believes it is a more appropriate benchmark of the fund's objectives than the S&P 500 Total Return Index.

 GOLD AND PRECIOUS MINERALS FUNDS

THE YEAR IN REVIEW - ECONOMIC AND
POLITICAL ISSUES THAT AFFECTED THE FUND

The war on terrorism is proving to be very expensive. Deficit spending in the U.S. is expected to top $500 billion, resulting in less confidence in our fiscal policy and weaker demand for U.S.
dollars abroad.

The weak economy in the U.S. has led the Federal Reserve Bank to cut interest rates to a 40-year low. This puts additional weight on the U.S. dollar, as it is no longer the most preferred income-producing currency.

Low interest rates have effectively reined in the forward gold-selling bonanza of the late 1990s. Gold companies and hedge funds sold gold forward to capture a very attractive contango during a period of plunging gold prices and very high real interest rates.

Underpinning these factors, we are coming off a period of historically low gold prices that triggered substantial cuts in exploration spending. This was followed by a phase of mergers in the gold industry that led to a rationalization of mining assets. Both of these events set the stage for the currently declining gold production profile.

Gold stocks took a beating in July of 2002 as it was leaked that internal government documents in South Africa contained a proposal that local historically disadvantaged groups should hold 51 percent of the equity in all new mining projects within a decade and up to 30 percent of expansion of existing mining operations. Matters were not helped by a substantial liquidation of the long position on the COMEX (the leading U.S. market for metals futures and futures options), which had been building over the last six months. South African government leaders later tried to repair the damage from the proposed mining charter that was leaked to the public in July, but much of the damage was already done.

Positive investor sentiment and a rally in the broader equity markets kept a lid on the gold market for most of October and November of 2002. However, the best returns and the biggest rebounds during that period were by low-quality stocks. When the NASDAQ 100 Index finally eclipsed its August 2002 market highs at the start of November, enthusiasm for buying technology stocks soared. This pointed more to speculative buying than to change in the prevailing winds of an investment downdraft. In early December 2002, a survey reported that investor confidence was at a six-month high. This sent a clear signal to professional investors that it was time to take profits from the recent bear market rally. The price of gold subsequently rose, climbing almost $30 per ounce by the end of December, its biggest one-month price rise since September of 1999.

 GOLD AND PRECIOUS MINERALS FUNDS

Perhaps the most significant event of the first half of the fiscal year took place in December 2002, when China began to deregulate their gold market. For the first time since 1949, individuals were allowed to buy gold, offering the country's 1.3 billion people another way to invest their savings. The first batch of gold bars, each weighing between 10 grams and 1.25 kilograms, with a purity of 99.99 percent gold, went on sale in Beijing stores on December 17. An official at the Beijing Gold Economic Research Group said that gold demand might double as soon as the market fully deregulates. China consumed 213 tons of gold in 2001, making the country the world's fourth-largest gold consumer.

Although gold had another spectacular run in January of 2003, the performance of gold equities was miserable. Despite the strength in the price of gold as spot prices approached $380 per ounce, most funds seemed reluctant to commit to holding the mining shares long-term. Many of the rallies were met with fund-selling and the issuance of new equity. New money committed to the gold sector early in the year has also been limited. Investor interest seems to be focused on the ownership of gold, not stocks. The net-long gold position on the COMEX reached record highs in May of 2003, and this triggered a wave of profit-taking in June. Surprisingly, gold equities were largely unfazed by the sell-off. The dollar also regained some ground against gold in the latter part of June, putting in its best one-week gain since the middle of March as the Fed cut short-term rates by only 25 basis points while earlier in the month the European Central Bank had cut rates by 50 basis points.

As the fiscal year came to a close, the South African Chamber of Mines and the National Union of Mineworkers (NUM) had reached an impasse in this year's wage negotiations for gold miners. NUM was asking for a 20 percent wage hike. Ultimately, the gold workers achieved a 10 percent wage increase, thus averting the strike at the eleventh hour.

INVESTMENT HIGHLIGHTS

Gold Fields Mineral Services (GFMS) released their 2002 survey in April 2003. Some of the highlights included:

* World gold mine production in 2002 fell by 36 tonnes to 2,587 tonnes, the first decline since 1994.

* South Africa, Australia, Canada and the U.S.A. continue to see their share of global production decline, reflecting the maturity of their assets.

* Cash costs rose by U.S. $4 per ounce to reach U.S. $180 per ounce for the first time in 5 years.

 GOLD AND PRECIOUS MINERALS FUNDS

* Hedging, or the lack of it, continues to be a major factor in the gold market, with GFMS estimating 423 tonnes of hedge book reductions in 2002.

* GFMS is looking for a gradual price rise through 2003 to take prices to $370 per ounce by year's end.

North American and Australian gold companies dominated their South African peers as higher premiums were assigned to North American assets that could demonstrate growth and were free from onerous issues in obtaining permits. The Securities and Exchange Commission has taken the position that economically mineable ore cannot be characterized as a reserve until all environmental or other required permits are obtained.

Worldwide gold production declined in 2002, although South Africa did report a slight rise in their annual production level. This was their first rise in production in the last nine years. A survey by Surbiton Associates in Australia found that gold production in Australia declined by 3 percent to 275 tonnes in 2002. This was their fifth consecutive annual decline in production. Producer de-hedging also reduced gold supplied to the market as companies either delivered into their hedge book or opportunistically bought gold in the market to pay back their borrowed gold. The Australian Gold Council also released figures that showed that hedging by Australian gold miners fell by 1.75 million ounces in the quarter ended June 2002, representing their sixth consecutive quarterly reduction in hedging.

The biggest drag on gold stock price performance, even though gold rallied, was the negative impact on earnings from a falling U.S. dollar. Since the revenue received from selling gold comes in the form of U.S. dollars, the currency conversion back into the South Africa rand, the Canada dollar, or the Australia dollar fell due to the strengthening of their local currencies, thus compressing their margins.

CURRENT OUTLOOK

Over the last couple of months, many of the market commentators have recognized that a falling dollar is actually good for the U.S. economy and may be the cure for three years of dismal equity returns. Wall Street currency strategists are forecasting that we are only in the first part of a two-stage decline of the dollar. The first stage will end when the trade deficit begins to show some improvement, likely in the last half of 2004. The second stage of the cycle will be strength in the Asian currencies. Of particular importance will be the end of China's pegged foreign exchange rate to the dollar.

 GOLD AND PRECIOUS MINERALS FUNDS


The South African Treasury director general Maria Ramos, who was one of the architects of the first Washington Agreement that limited central bank selling of gold to 400 tonnes per year, has said that she is planning to pursue renewal of the agreement with the signing central bank members next year. The consensus opinion is that the agreement will be renewed next year, although it may vary from that which is currently in place.

China continues to liberalize its domestic gold market. In an historic development, the People's Bank of China abolished the Gold License System for the gold jewelry manufacturing industry in April 2003. From now on the People's Bank will only control the import and exports of gold. These measures reflect the second stage of reform of the gold market. (Stage 1 was the opening of the Shanghai Gold Exchange and associated changes.) The deregulation of the Chinese gold market has significant implications for the development and enhancement of the local jewelry market, which is currently estimated at approximately 200 tonnes per annum, and should represent another way for Chinese investors to accumulate wealth.

 GOLD AND PRECIOUS MINERALS FUNDS

WORLD PRECIOUS MINERALS FUND

 TOP 10 EQUITY* HOLDINGS BASED ON TOTAL INVESTMENTS    June 30, 2003

   APOLLO GOLD CORP.                                        8.11%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   WHEATON RIVER MINERALS LTD.                              6.12%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   GOLDCORP, INC.                                           5.62%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   IAMGOLD CORP.                                            5.49%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   NORTHGATE EXPLORATION LTD.                               5.11%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   BEMA GOLD CORP.                                          3.84%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   GLAMIS GOLD LTD.                                         3.15%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   RANDGOLD RESOURCES LTD.                                  2.53%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   PLACER DOME, INC.                                        2.48%
     SENIOR GOLD PRODUCERS
   ---------------------------------------------------------------
   KINROSS GOLD CORP.                                       2.31%
     INTERMEDIATE & JUNIOR GOLD PRODUCERS

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           June 30, 2003

   INTERMEDIATE & JUNIOR GOLD PRODUCERS                    49.37%
   GOLD/MINERAL EXPLORATION & DEVELOPMENT                  13.94%
   SENIOR GOLD PRODUCERS                                    9.82%
   METAL & MINERAL MINING                                   5.82%
   CHEMICALS & ALLIED PRODUCTS                              1.61%


*Includes convertible debenture.

 GOLD AND PRECIOUS MINERALS FUNDS

GOLD SHARES FUND

 TOP 10 EQUITY HOLDINGS BASED ON TOTAL INVESTMENTS     June 30, 2003

   GOLDCORP, INC.                                          10.77%
     GOLD MINING
   ---------------------------------------------------------------
   APOLLO GOLD CORP.                                        9.69%
     GOLD MINING
   ---------------------------------------------------------------
   WHEATON RIVER MINERALS LTD.                              9.08%
     GOLD MINING
   ---------------------------------------------------------------
   HARMONY GOLD MINING CO. LTD.                             6.12%
     GOLD MINING
   ---------------------------------------------------------------
   NORTHGATE EXPLORATION LTD.                               5.87%
     GOLD MINING
   ---------------------------------------------------------------
   BEMA GOLD CORP.                                          4.96%
     GOLD MINING
   ---------------------------------------------------------------
   ASHANTI GOLDFIELDS CO. LTD.                              4.80%
     GOLD MINING
   ---------------------------------------------------------------
   NEWMONT MINING CORP.                                     4.50%
     GOLD MINING
   ---------------------------------------------------------------
   IAMGOLD CORP.                                            3.96%
     GOLD MINING
   ---------------------------------------------------------------
   PLACER DOME, INC.                                        3.44%
     GOLD MINING

 TOP 5 INDUSTRIES BASED ON TOTAL INVESTMENTS           June 30, 2003

   GOLD MINING                                             86.59%
   METAL & MINERAL MINING                                   4.82%
   MERCHANT BANKING                                         1.28%
   DIAMOND MINING & EXPLORATION                             0.30%
   DIAMOND & GOLD RETAIL                                    0.22%

 GOLD AND PRECIOUS MINERALS FUNDS

WORLD PRECIOUS MINERALS FUND

 PORTFOLIO PROFILE                                     June 30, 2003

   Country Distribution (based on domicile)      % of Investments
   ---------------------------------------------------------------
     Canada                                                69.62%
   ---------------------------------------------------------------
     United States                                         20.32%
   ---------------------------------------------------------------
     United Kingdom                                         2.54%
   ---------------------------------------------------------------
     Ghana                                                  2.04%
   ---------------------------------------------------------------
     Other Foreign                                          5.48%
   ---------------------------------------------------------------
   Number of Securities                                      140


GOLD SHARES FUND

 PORTFOLIO PROFILE                                     June 30, 2003

   Country Distribution (based on domicile)      % of Investments
   ---------------------------------------------------------------
     Canada                                                64.65%
   ---------------------------------------------------------------
     United States                                         14.75%
   ---------------------------------------------------------------
     South Africa                                          10.99%
   ---------------------------------------------------------------
     Ghana                                                  4.80%
   ---------------------------------------------------------------
     Other Foreign                                          4.81%
   ---------------------------------------------------------------
   Number of Securities                                       57

U.S. TREASURY SECURITIES CASH FUND

PORTFOLIO OF INVESTMENTS                                           June 30, 2003

UNITED STATES
GOVERNMENT                            COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 72.76%                     RATE      DATE       AMOUNT         VALUE

UNITED STATES TREASURY BILLS 56.41%
------------------------------------------------------------------------------------
                               Yield   1.14%   07/03/03  $ 10,000,000   $  9,999,370
                               Yield   1.21%   07/10/03    10,000,000      9,996,975
                               Yield   1.17%   07/24/03    10,000,000      9,992,557
                               Yield   1.02%   09/04/03    10,000,000      9,981,583
                               Yield   1.09%   09/11/03    10,000,000      9,978,300
                               Yield   1.09%   10/02/03    10,000,000      9,971,842
                               Yield   1.00%   12/04/03    10,000,000      9,956,667
                                                                        ------------
                                                                          69,877,294

UNITED STATES TREASURY NOTES 16.35%
------------------------------------------------------------------------------------
                                      11.125%  08/15/03    10,000,000     10,122,384
                                       3.00%   02/29/04    10,000,000     10,129,597
                                                                        ------------
                                                                          20,251,981

------------------------------------------------------------------------------------

TOTAL UNITED STATES GOVERNMENT OBLIGATIONS                                90,129,275
------------------------------------------------------------------------------------
  (cost $90,129,275)


REPURCHASE AGREEMENTS 28.24%

Joint Tri-Party Repurchase Agreements, 06/30/03, collateralized by U.S. Treasury securities held in joint tri-party repurchase accounts:

1.08% Credit Suisse First
  Boston, repurchase price
  $20,000,600                          1.08%   07/01/03    20,000,000     20,000,000
1.10% Bear Sterns, repurchase
  price $14,992,094                    1.10%   07/01/03    14,991,636     14,991,636

------------------------------------------------------------------------------------

TOTAL REPURCHASE AGREEMENTS                                               34,991,636
------------------------------------------------------------------------------------
  (cost $34,991,636)

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.00%                                                125,120,911
------------------------------------------------------------------------------------
  (cost $125,120,911)
Other assets and liabilities, net (1.00)%                                 (1,241,633)
                                                                        ------------

NET ASSETS 100%                                                         $123,879,278
                                                                        ------------


See notes to portfolios of investments and notes to financial statements.

U.S. GOVERNMENT SECURITIES SAVINGS FUND

PORTFOLIO OF INVESTMENTS                                           June 30, 2003

UNITED STATES
GOVERNMENT
AND AGENCY                            COUPON   MATURITY   PRINCIPAL
OBLIGATIONS 99.54%                     RATE      DATE       AMOUNT         VALUE

FEDERAL FARM CREDIT BANK 2.85%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield   1.17%   08/06/03  $ 10,104,000   $ 10,092,229
                               Yield   1.23%   10/15/03     5,040,000      5,021,821
                                                                        ------------
                                                                          15,114,050

FEDERAL HOME LOAN BANK 61.87%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield   1.15%   07/02/03    22,415,000     22,414,283
                               Yield   1.25%   07/09/03    13,995,000     13,991,113
                               Yield   1.20%   07/16/03    10,000,000      9,995,000
                               Yield   1.15%   07/18/03    20,000,000     19,989,139
                               Yield   1.17%   07/23/03    20,000,000     19,985,670
                               Yield   1.20%   07/25/03    10,000,000      9,991,981
                               Yield   1.17%   08/01/03    10,000,000      9,989,925
                               Yield   1.14%   08/20/03    10,000,000      9,984,236
                               Yield   1.04%   08/29/03    24,567,000     24,525,250
                               Yield   0.93%   09/02/03    12,350,000     12,329,900
                               Yield   0.99%   09/05/03    14,386,000     14,359,890
                               Yield   0.93%   09/12/03    10,000,000      9,981,142
                               Yield   1.05%   11/21/03    10,907,000     10,861,725
                               Yield   0.97%   12/10/03    24,876,000     24,767,976
                               Yield   0.96%   01/07/04    20,000,000     19,898,667
Fixed Rates:
                                       2.37%   07/03/03     2,000,000      2,000,418
                                       4.50%   07/07/03     6,750,000      6,753,375
                                       4.13%   08/15/03    11,595,000     11,637,041
                                       6.88%   08/15/03     4,000,000      4,027,323
                                       5.13%   09/15/03    11,045,000     11,134,500
                                       1.38%   12/19/03     2,900,000      2,905,379
                                       3.75%   02/13/04    14,365,000     14,607,659
                                       5.25%   02/13/04    11,275,000     11,569,165
                                       1.36%   03/05/04    10,000,000     10,000,000
                                       3.75%   04/15/04     5,000,000      5,103,851
                                       1.40%   05/10/04     5,000,000      5,000,000
                                       1.40%   06/02/04     5,000,000      5,000,000
                                       1.25%   06/18/04     5,000,000      5,000,000
                                                                        ------------
                                                                         327,804,608

STUDENT LOAN MARKETING ASSOCIATION 34.82%
------------------------------------------------------------------------------------
Discount Notes:
                               Yield   0.53%   07/01/03    90,000,000     90,000,000
                               Yield   1.04%   12/03/03    20,314,000     20,223,038

See notes to portfolios of investments and notes to financial statements.

36


U.S. GOVERNMENT SECURITIES SAVINGS FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

UNITED STATES
GOVERNMENT AND                        COUPON   MATURITY   PRINCIPAL
AGENCY OBLIGATIONS                     RATE      DATE       AMOUNT         VALUE

STUDENT LOAN MARKETING ASSOCIATION (CONT'D)
------------------------------------------------------------------------------------
Variable Rates:
                                       1.29%   07/16/03  $  8,600,000   $  8,601,394
                                       0.95%   09/18/03    16,190,000     16,189,827
                                       0.95%   10/16/03    47,100,000     47,100,000
Fixed Rates:
                                       2.60%   07/02/03     2,340,000      2,340,124
                                                                        ------------
                                                                         184,454,383

------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.54%                                                 527,373,041
------------------------------------------------------------------------------------
  (cost $527,373,041)
Other assets and liabilities, net 0.46%                                    2,456,206
                                                                        ------------

NET ASSETS 100%                                                         $529,829,247
                                                                        ------------

See notes to portfolios of investments and notes to financial statements.

NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS 93.96%                     RATE      DATE       AMOUNT       VALUE

ALABAMA 3.18%
-------------------------------------------------------------------------------------
Alabama State, Series A, GO                4.00%   09/01/11   $ 400,000    $  426,968
DCH Health Care Authority Facilities
  Revenue                                  5.00%   06/01/09     250,000       271,042
                                                                           ----------
                                                                              698,010

ARIZONA 1.02%
-------------------------------------------------------------------------------------
Maricopa County, Arizona Unified School
  District, GO                             4.85%   07/01/11     200,000       224,940

ARKANSAS 0.91%
-------------------------------------------------------------------------------------
Arkansas State Community Water System
  Public Water Authority Revenue           2.40%   10/01/05     200,000       200,464

CALIFORNIA 7.43%
-------------------------------------------------------------------------------------
California State, GO                       6.40%   02/01/06     500,000       558,480
California State, Series G, GO             5.50%   06/01/11     170,000       192,097
Chino Basin Regional Financing Authority
  Revenue                                  7.00%   08/01/06     250,000       289,645
Modesto Irrigation District Financing
  Authority Revenue Domestic Water
  Project, Series C                        5.75%   09/01/15     200,000       223,066
Santa Clara County Financing Authority
  Revenue                                  4.00%   08/01/06     350,000       370,898
                                                                           ----------
                                                                            1,634,186

COLORADO 3.55%
-------------------------------------------------------------------------------------
Adams & Arapahoe Counties Joint School
  District, Series C, GO                   5.75%   12/01/07     100,000       115,181
Colorado Springs Sales & Use Tax Revenue   5.00%   12/01/11     200,000       221,686
Platte River Power Authority Revenue,
  Series FF                                5.00%   06/01/07     400,000       444,284
                                                                           ----------
                                                                              781,151

CONNECTICUT 3.08%
-------------------------------------------------------------------------------------
Bridgeport, Series A, GO                   6.00%   03/01/06     200,000       222,332
Connecticut State, Series C, GO            5.00%   12/15/08     400,000       454,300
                                                                           ----------
                                                                              676,632

DELAWARE 3.04%
-------------------------------------------------------------------------------------
Delaware State, Series A, GO               4.25%   03/01/09     400,000       437,556
Delaware Transportation Authority System
  Revenue                                  5.50%   07/01/08     200,000       229,886
                                                                           ----------
                                                                              667,442

DISTRICT OF COLUMBIA 0.79%
-------------------------------------------------------------------------------------
District of Columbia, Unrefunded,
  Series B                                 5.50%   06/01/09     150,000       173,145

See notes to portfolios of investments and notes to financial statements.

38


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE

FLORIDA 4.25%
-------------------------------------------------------------------------------------
Florida State Board of Education Capital
  Outlay, Series B, GO                     5.25%   06/01/11   $ 175,000    $  195,079
Jacksonville Transportation Authority,
  GO                                       6.50%   07/01/07     280,000       328,611
Hillsborough County Industrial
  Development Authority Hospital Revenue   3.50%   10/01/09     205,000       203,116
JEA Electric System Revenue, Series 3B     4.00%   10/01/12     200,000       206,688
                                                                           ----------
                                                                              933,494

GEORGIA 5.98%
-------------------------------------------------------------------------------------
Atlanta Development Authority Revenue,
  Series A                                 5.25%   07/01/12     375,000       415,931
Coweta County School District, GO          4.00%   08/01/06     175,000       187,290
Georgia Municipal Electric Authority
  Power Revenue, Series A                  5.30%   01/01/07     100,000       111,658
Georgia Municipal Electric Authority
  Power Revenue, Series C                  0.85%   01/01/20     600,000       600,000
                                                                           ----------
                                                                            1,314,879

ILLINOIS 1.07%
-------------------------------------------------------------------------------------
Chicago Water Revenue (ZCB)                0.00%   11/01/08     275,000       236,294

INDIANA 1.19%
-------------------------------------------------------------------------------------
Indianapolis Local Public Improvement
  Bond Bank, Series D                      6.60%   02/01/07     225,000       260,644

IOWA 0.99%
-------------------------------------------------------------------------------------
Iowa Finance Authority Hospital Facility
  Revenue, Trinity Regional Hospital
  Project                                  5.15%   07/01/04     210,000       218,730

KENTUCKY 1.31%
-------------------------------------------------------------------------------------
Kentucky Infrastructure Authority
  Revenue, Series K                        3.00%   08/01/05     280,000       287,050

LOUISIANA 1.03%
-------------------------------------------------------------------------------------
Shreveport, Lousiana, Series A, GO         5.25%   05/01/10     200,000       225,806

MARYLAND 5.53%
-------------------------------------------------------------------------------------
Baltimore County, GO Unlimited Tax         5.00%   06/01/05     165,000       176,778
Maryland State Department of
  Transportation Revenue                   4.00%   06/01/12     430,000       458,350
Maryland State Economic Development
  Corporation Student Housing Revenue,
  Frostburg State University Project       3.25%   10/01/04     240,000       242,126

See notes to portfolios of investments and notes to financial statements.

                                                                              39


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE

MARYLAND (CONT'D)
-------------------------------------------------------------------------------------
Maryland State Economic Development
  Corporation Student Housing Revenue,
  Salisbury University Project             4.00%   06/01/10   $ 335,000    $  338,015
                                                                           ----------
                                                                            1,215,269

MASSACHUSETTS 2.70%
-------------------------------------------------------------------------------------
Massachusetts State Health & Educational
  Facilities Authority Revenue, Series D   5.00%   10/01/07     135,000       142,087
Massachusetts State, Series A, GO          5.00%   01/01/15     300,000       341,082
Massachusetts State, Series C, GO         4.625%   10/01/08     100,000       110,671
                                                                           ----------
                                                                              593,840

MICHIGAN 0.63%
-------------------------------------------------------------------------------------
Detroit, Michigan Local Development
  Financial Authority, Series A            5.20%   05/01/10     130,000       138,012

MISSISSIPPI 2.77%
-------------------------------------------------------------------------------------
Mississippi Development Bank Special
  Obligation                               3.25%   11/01/07     300,000       307,302
Mississippi Hospital Equipment &
  Facilities Authority Revenue             3.45%   04/01/07     300,000       301,353
                                                                           ----------
                                                                              608,655

NEVADA 2.39%
-------------------------------------------------------------------------------------
Nevada State Municipal Bond Bank Project
  #51, Series A, GO                        5.10%   01/01/08     250,000       270,800
Washoe County Gas & Water Facilities,
  Revenue                                  6.30%   12/01/14     250,000       254,385
                                                                           ----------
                                                                              525,185

NEW JERSEY 2.85%
-------------------------------------------------------------------------------------
Jersey City, GO                            6.00%   10/01/05     110,000       121,319
New Jersey State                          5.125%   05/01/10     250,000       285,408
Washington Township Board of Education,
  GO                                       5.10%   02/01/08     200,000       219,412
                                                                           ----------
                                                                              626,139

NEW MEXICO 0.55%
-------------------------------------------------------------------------------------
New Mexico State Highway Commission
  Revenue                                  3.75%   06/15/06     115,000       122,130

NEW YORK 8.28%
-------------------------------------------------------------------------------------
Hempstead Township, Series B, GO
  Unlimited Tax                           5.375%   11/15/10     120,000       134,740
New York City Transitional Financial
  Authority Revenue, Series A              5.25%   11/01/08     225,000       256,239


See notes to portfolios of investments and notes to financial statements.

40


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE

NEW YORK (CONT'D)
-------------------------------------------------------------------------------------
New York, New York, Series B               5.25%   08/01/09   $ 200,000    $  221,878
New York, New York, Series C               3.50%   08/01/07     300,000       309,297
New York State, GO                         5.00%   03/01/08     250,000       278,415
New York State, Local Highway & Bridge,
  Series A                                5.375%   04/01/10     200,000       225,272
New York State, Medical Care Facilities
  Financial Agency Revenue, Series D       5.10%   02/15/06     250,000       272,465
Schenectady Metroplex Development
  Authority Revenue, Series A              5.00%   12/15/12     110,000       121,505
                                                                           ----------
                                                                            1,819,811

NORTH CAROLINA 0.90%
-------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power
  Agency Revenue, Refunding, Series A      5.60%   01/01/10     175,000       196,947

OHIO 1.00%
-------------------------------------------------------------------------------------
Ohio State Higher Education, Series B,
  GO                                       4.25%   11/01/07     200,000       219,096

OREGON 1.65%
-------------------------------------------------------------------------------------
Clackamas County Hospital Facilities
  Authority Revenue                        5.00%   05/01/07     200,000       219,210
Oregon State Department Transportation
  Highway                                  5.00%   11/15/09     125,000       142,654
                                                                           ----------
                                                                              361,864

PUERTO RICO 1.42%
-------------------------------------------------------------------------------------
Puerto Rico Commonwealth Highway &
  Transportation Authority Revenue,
  Series F                                 5.00%   07/01/05     200,000       212,808
Puerto Rico Electric Power Authority
  Revenue                                  4.25%   07/01/03     100,000       100,000
                                                                           ----------
                                                                              312,808

SOUTH CAROLINA 3.99%
-------------------------------------------------------------------------------------
Horry County Hospitality Fee Special
  Obligation                               5.00%   04/01/10     200,000       223,612
Piedmont Municipal Power Agency Electric
  Revenue, Series B                        0.85%   01/01/18     500,000       500,000
South Carolina State Public Service
  Commission Authority Revenue, Series C   4.50%   01/01/04     150,000       152,696
                                                                           ----------
                                                                              876,308

TEXAS 10.28%
-------------------------------------------------------------------------------------
Arlington Refunded, Series A               5.00%   08/15/08     200,000       225,464
Austin Utility System Revenue, Series A   5.375%   11/15/05     200,000       204,652
Bexar County Refunded, GO                  5.40%   06/15/12     200,000       218,182

See notes to portfolios of investments and notes to financial statements.

                                                                              41

NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003


                                          COUPON   MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE      DATE       AMOUNT       VALUE

TEXAS (CONT'D)
-------------------------------------------------------------------------------------
Brownsville, Texas Utility System
  Revenue, Series A                        0.90%   09/01/25   $ 300,000    $  300,000
Gulf Coast Industrial Development
  Authority Pollution Control Revenue      4.95%   07/01/07     385,000       432,805
Killeen, Texas Independent School
  District, GO                             5.00%   02/15/09     400,000       443,020
San Antonio Water System Revenue           5.00%   05/15/13     100,000       111,418
Texas Public Finance Authority             6.00%   08/01/03     100,000       100,395
Texas Turnpike Authority Revenue           5.00%   06/01/08     200,000       223,996
                                                                           ----------
                                                                            2,259,932

UTAH 1.01%
-------------------------------------------------------------------------------------
Utah Transit Authority Sales Tax &
  Transportation Revenue                   4.90%   12/15/09     200,000       222,530

VIRGIN ISLANDS 0.69%
-------------------------------------------------------------------------------------
Virgin Islands Public Finance Authority
  Revenue                                  5.00%   10/01/03     150,000       151,187

VIRGINIA 1.52%
-------------------------------------------------------------------------------------
Prince William County, Virginia, Series
  A, GO                                    3.50%   08/01/10     320,000       335,146

WASHINGTON 4.33%
-------------------------------------------------------------------------------------
Clark County, Washington School
  District, GO Unlimited                  5.125%   12/01/11     100,000       114,366
King County, Series A, GO                  5.80%   12/01/06     155,000       157,680
King County, Series A, GO Pre-refunded     5.80%   12/01/06     105,000       107,127
Washington State, Series A, GO             5.25%   07/01/09     500,000       573,680
                                                                           ----------
                                                                              952,853

WEST VIRGINIA 0.95%
-------------------------------------------------------------------------------------
West Virginia State Housing Development
  Fund, Series E                           4.00%   11/01/09     200,000       208,046

WISCONSIN 1.70%
-------------------------------------------------------------------------------------
Milwaukee, Wisconsin, Series L, GO         4.60%   12/15/13     150,000       168,639
Wisconsin Health & Educational
  Facilities Authority Revenue             5.20%   06/01/05     200,000       204,754
                                                                           ----------
                                                                              373,393

-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                      20,652,018
-------------------------------------------------------------------------------------
  (cost $20,021,292)

See notes to portfolios of investments and notes to financial statements.

42


NEAR-TERM TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON   MATURITY   PRINCIPAL
REPURCHASE AGREEMENT 7.29%                 RATE      DATE      AMOUNT        VALUE

Joint Tri-Party Repurchase Agreement, Bear Sterns, 06/30/03, 1.10%, due
  07/01/03, repurchase price $1,601,535, collateralized by U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $1,601,486)     1.10%   07/01/03   $1,601,486  $ 1,601,486

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 101.25%                                                  22,253,504
-------------------------------------------------------------------------------------
  (cost $21,622,778)
Other assets and liabilities, net (1.25)%                                    (274,717)
                                                                          -----------

NET ASSETS 100%                                                           $21,978,787
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON  MATURITY    PRINCIPAL
MUNICIPAL BONDS 93.14%                     RATE     DATE       AMOUNT        VALUE

ALABAMA 4.72%
-------------------------------------------------------------------------------------
Alabama Public School & College
  Authority, Series B                     5.00%   12/01/20  $1,350,000    $ 1,439,086
Birmingham, GO Unlimited, Series A        5.50%   04/01/13   1,000,000      1,172,430
                                                                          -----------
                                                                            2,611,516

ARIZONA 5.32%
-------------------------------------------------------------------------------------
Arizona State Transportation Board
  Highway Revenue, Series B               5.25%   07/01/21   1,415,000      1,537,935
Salt River Project Agricultural
  Improvement & Power District Electric
  System Revenue                          6.00%   01/01/07     300,000        341,724
Salt River Project Agricultural
  Improvement & Power District Electric
  System Revenue, Series B                5.00%   01/01/22   1,000,000      1,061,660
                                                                          -----------
                                                                            2,941,319

ARKANSAS 0.54%
-------------------------------------------------------------------------------------
Arkansas State Community Water System
  Public Water Authority Revenue          2.40%   10/01/05     300,000        300,696

CALIFORNIA 3.21%
-------------------------------------------------------------------------------------
California State, GO Unlimited           5.125%   06/01/23     300,000        305,967
San Jose, California Library Parks &
  Public Safety Projects                  5.00%   09/01/28     400,000        417,412
University of California Revenue,
  Series K                                5.00%   09/01/21   1,000,000      1,053,060
                                                                          -----------
                                                                            1,776,439

COLORADO 2.99%
-------------------------------------------------------------------------------------
Denver, Colorado City & County School
  District #1, GO Unlimited               5.00%   12/01/23     410,000        430,410
Platte River Power Authority Revenue,
  Series FF                               5.00%   06/01/07   1,100,000      1,221,781
                                                                          -----------
                                                                            1,652,191

CONNECTICUT 0.41%
-------------------------------------------------------------------------------------
Hartford County Metropolitan District     8.25%   05/01/04     215,000        227,868

FLORIDA 4.07%
-------------------------------------------------------------------------------------
Florida Board of Education Capital
  Outlay, GO Unlimited Tax, Refunding,
  Series A                               6.625%   06/01/07     505,000        537,572
Florida State Board of Education,
  Series A                                5.00%   06/01/18   1,000,000      1,087,150
North Broward, Florida Hospital
  District Revenue                        4.70%   01/15/06     595,000        622,162
                                                                          -----------
                                                                            2,246,884

See notes to portfolios of investments and notes to financial statements.

44


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON  MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE     DATE       AMOUNT        VALUE

GEORGIA 3.54%
-------------------------------------------------------------------------------------
Atlanta Development Authority Revenue     5.25%   07/01/22   $ 500,000    $   520,475
Atlanta Development Authority Revenue,
  Series A                                5.25%   07/01/12     550,000        610,032
Georgia Municipal Electric Authority
  Power Revenue, Series A                 5.30%   01/01/07     200,000        223,316
Georgia Municipal Electric Authority
  Power Revenue, Series C                 0.85%   01/01/20     600,000        600,000
                                                                          -----------
                                                                            1,953,823

ILLINOIS 8.18%
-------------------------------------------------------------------------------------
Chicago, Illinois Motor Fuel Tax
  Revenue                                5.375%   01/01/14   1,000,000      1,165,120
Du Page County, Refunding                 5.60%   01/01/21     490,000        571,781
Illinois Development Financing
  Authority Hospital Revenue, Adventist
  Health Systems                          5.65%   11/15/24     435,000        446,728
Illinois Development Financing
  Authority Revenue Presbyterian Home
  Lake Project, Series B                  6.25%   09/01/17     250,000        267,542
Illinois Regional Transportation
  Authority Revenue, Series A             7.20%   11/01/20     250,000        343,985
Illinois State, GO Unlimited              5.25%   12/01/10   1,500,000      1,724,850
                                                                          -----------
                                                                            4,520,006

IOWA 0.97%
-------------------------------------------------------------------------------------
Polk County Revenue Catholic Health
  Initiatives, Series A                  5.125%   12/01/11     500,000        538,525

KANSAS 2.74%
-------------------------------------------------------------------------------------
Kansas State Development Finance
  Authority Hospital Revenue, Series Z    5.00%   12/15/12     500,000        550,635
Seward County School District, GO         7.40%   09/01/03     370,000        373,892
University of Kansas Hospital Authority
  Health Facilities Revenue              5.625%   09/01/27     570,000        592,333
                                                                          -----------
                                                                            1,516,860

KENTUCKY 1.43%
-------------------------------------------------------------------------------------
Kentucky Infrastructure Authority
  Revenue, Series K                       3.00%   08/01/05     350,000        358,813
Louisville & Jefferson County Regional
  Airport Authority, Series B             5.00%   07/01/14     400,000        432,980
                                                                          -----------
                                                                              791,793

MARYLAND 3.44%
-------------------------------------------------------------------------------------
Maryland State Department of
  Transportation Revenue                  4.00%   06/01/12   1,150,000      1,225,819

See notes to portfolios of investments and notes to financial statements.

                                                                              45


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON  MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE     DATE       AMOUNT        VALUE

MARYLAND (CONT'D)
-------------------------------------------------------------------------------------
Maryland State Economic Development
  Corporation Student Housing Revenue -
  Salisbury University Project            4.00%   06/01/12   $ 360,000    $   355,471
Maryland State Health & Higher
  Educational Facilities Authority
  Revenue                                 5.75%   07/01/21     300,000        320,247
                                                                          -----------
                                                                            1,901,537

MASSACHUSETTS 0.93%
-------------------------------------------------------------------------------------
Massachusetts State Authority Revenue,
  Series A                                5.00%   07/01/27     500,000        514,525

MICHIGAN 4.46%
-------------------------------------------------------------------------------------
Belding Area Schools, Refunding           5.00%   05/01/18     390,000        414,738
Detroit, Michigan Local Development
  Financing Authority, Refunding,
  Series A                               5.375%   05/01/18     300,000        306,834
Michigan State Hospital Finance
  Authority Revenue                       4.90%   05/15/13     500,000        546,880
St. Clair County, GO                      4.50%   04/01/15   1,115,000      1,194,466
                                                                          -----------
                                                                            2,462,918

MISSISSIPPI 3.76%
-------------------------------------------------------------------------------------
Mississippi Hospital Equipment &
  Facilities Authority Revenue            5.40%   04/01/18     500,000        505,215
Mississippi State, GO Unlimited, Series
  A                                      5.375%   12/01/11   1,000,000      1,168,450
Vicksburg Leased Housing Corp. Housing
  Revenue, Refunding, Series A           6.125%   02/15/22     400,000        405,456
                                                                          -----------
                                                                            2,079,121

MISSOURI 0.81%
-------------------------------------------------------------------------------------
St. Louis Airport Development Program,
  Series A                                5.00%   07/01/11     400,000        447,240

NEW JERSEY 1.52%
-------------------------------------------------------------------------------------
New Jersey Health Care Facilities
  Financing Authority Revenue            4.375%   07/01/10     460,000        495,452
New Jersey State Transportation
  Authority, Series A                     5.00%   06/15/13     315,000        343,671
                                                                          -----------
                                                                              839,123

NEW MEXICO 0.38%
-------------------------------------------------------------------------------------
New Mexico State Highway Commission
  Revenue                                 3.75%   06/15/06     200,000        212,400

See notes to portfolios of investments and notes to financial statements.

46


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON  MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE     DATE       AMOUNT        VALUE

NEW YORK 3.87%
-------------------------------------------------------------------------------------
Albany Parking Authority Revenue          5.00%   07/15/09  $  300,000    $   327,486
New York, GO Unlimited, Series G          5.00%   08/01/05   1,000,000      1,061,580
New York, GO Unlimited, Series H          5.25%   03/15/14     450,000        483,322
New York, GO Unlimited, Series J          5.00%   05/15/12     250,000        266,372
                                                                          -----------
                                                                            2,138,760

NORTH CAROLINA 4.47%
-------------------------------------------------------------------------------------
North Carolina Eastern Municipal Power
  Agency Revenue, Refunding, Series A     5.60%   01/01/10     500,000        562,705
North Carolina State, GO Unlimited,
  Series A                                4.75%   03/01/11   1,695,000      1,905,621
                                                                          -----------
                                                                            2,468,326

OHIO 3.66%
-------------------------------------------------------------------------------------
Cleveland, Ohio, GO                       5.50%   12/01/13   1,000,000      1,171,920
Ohio State Mental Health Facilities
  Revenue                                 5.50%   06/01/15     300,000        342,099
Olentangy Local School District, GO
  Limited Tax, Series A                   6.25%   12/01/15     240,000        262,882
South Euclid Special Assessment, GO
  Limited Tax                             6.70%   12/01/14     200,000        248,442
                                                                          -----------
                                                                            2,025,343

PENNSYLVANIA 3.12%
-------------------------------------------------------------------------------------
Chester County Health & Educational
  Facilities Authority Revenue            5.00%   05/15/08     250,000        280,103
Delaware Valley, Pennsylvania Regional
  Financing Authority Local Government
  Revenue, Series A                       5.50%   08/01/28   1,000,000      1,168,150
Philadelphia Hospital & Higher
  Educational Facilities Authority
  Revenue                                 4.95%   06/15/06     265,000        275,526
                                                                          -----------
                                                                            1,723,779

PUERTO RICO 1.89%
-------------------------------------------------------------------------------------
Puerto Rico Commonwealth Public
  Improvement, GO Unlimited               5.50%   07/01/17     610,000        723,918
Puerto Rico Electric Power Authority
  Revenue, Series II                     5.125%   07/01/26     300,000        320,316
                                                                          -----------
                                                                            1,044,234

RHODE ISLAND 2.00%
-------------------------------------------------------------------------------------
North Providence, GO Unlimited Tax,
  Series A                                6.05%   07/01/13     500,000        590,005
Rhode Island State Health & Educational
  Building Corporation Revenue            6.50%   08/15/32     500,000        516,775
                                                                          -----------
                                                                            1,106,780
See notes to portfolios of investments and notes to financial statements.

                                                                              47


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                          COUPON  MATURITY    PRINCIPAL
MUNICIPAL BONDS                            RATE     DATE       AMOUNT        VALUE

SOUTH CAROLINA 2.37%
-------------------------------------------------------------------------------------
South Carolina Jobs Economic
  Development Authority Revenue           5.00%   11/01/23  $  250,000    $   260,153
South Carolina Transportation
  Infrastructure Bank Revenue, Series A   5.00%   10/01/29   1,000,000      1,046,950
                                                                          -----------
                                                                            1,307,103

TEXAS 11.85%
-------------------------------------------------------------------------------------
Austin, Texas, GO                         5.00%   09/01/16     565,000        600,674
Austin Utility System Revenue,
  Series A                               5.375%   11/15/05     300,000        306,978
Bexar County, GO Limited Tax              5.00%   06/15/18     500,000        529,410
Clear Lake City Water Authority, GO
  Unlimited                               5.00%   03/01/18     500,000        529,140
Corpus Christi, Texas Utility System
  Revenue                                 5.00%   07/15/21   1,685,000      1,780,742
San Antonio Water Revenue System          5.00%   05/15/25     300,000        312,483
Texas Turnpike Authority Revenue          5.00%   06/01/08   1,300,000      1,455,974
University of Texas Revenue, Series B     5.00%   08/15/33   1,000,000      1,037,330
                                                                          -----------
                                                                            6,552,731

UTAH 0.60%
-------------------------------------------------------------------------------------
Weber County School District, Series A    5.15%   06/15/08     300,000        333,183

VERMONT 0.52%
-------------------------------------------------------------------------------------
Vermont Educational & Health Buildings
  Financing Agency Revenue, Vermont Law
  School Project, Series A               5.375%   01/01/23     300,000        286,539

VIRGINIA 2.81%
-------------------------------------------------------------------------------------
Fairfax County, Virginia, GO Unlimited,
  Series A                                5.00%   06/01/07   1,000,000      1,118,710
State Housing Development Authority
  Multifamily Revenue, Series E           5.90%   11/01/17     425,000        435,319
                                                                          -----------
                                                                            1,554,029

WASHINGTON 2.56%
-------------------------------------------------------------------------------------
King & Snohomish Counties' School
  District, Series C                      5.00%   06/15/10     250,000        277,573
Washington State, GO Unlimited,
  Series A                               5.625%   07/01/17   1,000,000      1,138,220
                                                                          -----------
                                                                            1,415,793

-------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS                                                      51,491,384
-------------------------------------------------------------------------------------
  (cost $49,319,987)

See notes to portfolios of investments and notes to financial statements.

48


TAX FREE FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

                                         COUPON   MATURITY   PRINCIPAL
REPURCHASE AGREEMENT 5.75%                RATE      DATE      AMOUNT         VALUE

Joint Tri-Party Repurchase Agreement Bear Sterns, 06/30/03, 1.10%, due 07/01/03,
  repurchase price $3,175,232, collateralized by U.S. Treasury securities held in a joint tri-party repurchase account
  (cost $3,175,135)                       1.10%   07/01/03   $3,175,135   $ 3,175,135

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 98.89%                                                   54,666,519
-------------------------------------------------------------------------------------
  (cost $52,495,122)
Other assets and liabilities, net 1.11%                                       616,171
                                                                          -----------

NET ASSETS 100%                                                           $55,282,690
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS 90.91%                            SHARES             VALUE

ADVERTISING 1.33%
-------------------------------------------------------------------------------------
Omnicom Group, Inc.                                           3,400       $   243,780

AEROSPACE/DEFENSE 2.51%
-------------------------------------------------------------------------------------
Alliant Techsystems, Inc.                                     2,600           134,966*
Lockheed Martin Corp.                                         3,200           152,224
Northrop Grumman Corp.                                        2,000           172,580
                                                                          -----------
                                                                              459,770

BANKS 6.13%
-------------------------------------------------------------------------------------
Bank of America Corp.                                         5,200           410,956
New York Community Bancorp, Inc.                              6,133           178,409
Texas Regional Bancshares, Inc. Class A                       3,000           104,100
UCBH Holdings, Inc.                                           8,000           229,440
Wells Fargo & Co.                                             4,000           201,600
                                                                          -----------
                                                                            1,124,505

BEVERAGES 3.13%
-------------------------------------------------------------------------------------
Anheuser-Busch Companies, Inc.                                6,000           306,300
PepsiCo, Inc.                                                 6,000           267,000
                                                                          -----------
                                                                              573,300

BROADCASTING 0.58%
-------------------------------------------------------------------------------------
Clear Channel Communications, Inc.                            2,500           105,975

CHEMICALS & ALLIED PRODUCTS 0.85%
-------------------------------------------------------------------------------------
E.I. du Pont de Nemours and Co.                               1,100            45,804
Millennium Chemicals, Inc.                                   11,500           109,365
                                                                          -----------
                                                                              155,169

COMPUTER & OFFICE EQUIPMENT 3.82%
-------------------------------------------------------------------------------------
Cisco Systems, Inc.                                          20,700           345,483*
Dell Computer Corp.                                           6,140           196,234*
IBM Corp.                                                     1,920           158,400
                                                                          -----------
                                                                              700,117

COMPUTER SERVICES 2.10%
-------------------------------------------------------------------------------------
Affiliated Computer Services, Inc.                            8,400           384,132*

CONSTRUCTION 0.49%
-------------------------------------------------------------------------------------
Toll Brothers, Inc.                                           3,200            90,592*


See notes to portfolios of investments and notes to financial statements.

50


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                   SHARES             VALUE

CONSULTING 0.51%
-------------------------------------------------------------------------------------
Tetra Tech, Inc.                                              5,400       $    92,502*

DATA PROCESSING & SOFTWARE 4.50%
-------------------------------------------------------------------------------------
Microsoft Corp.                                              15,200           389,272
NetScreen Technologies, Inc.                                 17,100           385,605*
Stockgroup Information Systems, Inc.                        150,000            50,250*
                                                                          -----------
                                                                              825,127

EDUCATION 1.91%
-------------------------------------------------------------------------------------
Apollo Group, Inc., Class A                                   1,800           111,168*
Leapfrog Enterprises, Inc.                                    7,500           238,575*
                                                                          -----------
                                                                              349,743

ELECTRONICS & COMPONENTS 4.05%
-------------------------------------------------------------------------------------
Analog Devices, Inc.                                          6,400           222,848*
Intel Corp.                                                  10,160           211,166
Novellus Systems, Inc.                                        1,200            43,945*
Silicon Laboratories, Inc.                                    3,000            79,920*
Texas Instruments, Inc.                                      10,500           184,800
                                                                          -----------
                                                                              742,679

ENTERTAINMENT 1.43%
-------------------------------------------------------------------------------------
Viacom, Inc., Class B                                         6,000           261,960*

FINANCIAL SERVICES 9.39%
-------------------------------------------------------------------------------------
American Express Co.                                          4,600           192,326
Capital One Financial Corp.                                   1,900            93,442
Citigroup, Inc.                                               6,500           278,200
Countrywide Financial Corp.                                   1,500           104,355
Digital Insight Corporation                                   5,500           104,775*
Fannie Mae                                                      700            47,208
First Data Corp.                                              8,000           331,520
J.P. Morgan Chase & Co.                                       2,500            85,450
Janus Capital Group, Inc.                                    12,100           198,440
Lehman Brothers Holdings, Inc.                                2,000           132,960
The Charles Schwab Corp.                                     15,200           153,368
                                                                          -----------
                                                                            1,722,044

FORESTRY 0.85%
-------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                      14,300           155,012*

See notes to portfolios of investments and notes to financial statements.

                                                                              51


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                   SHARES             VALUE

HEALTHCARE & EQUIPMENT 5.85%
-------------------------------------------------------------------------------------
AmerisourceBergen Corp., Class A                              4,000       $   277,400
HCA Inc.                                                      5,700           182,628
Medtronic, Inc.                                               2,800           134,316
UnitedHealth Group, Inc.                                      2,800           140,700
VCA Antech, Inc.                                              5,000            97,850*
WellPoint Health Networks, Inc.                               2,850           240,255*
                                                                          -----------
                                                                            1,073,149

HOUSEHOLD APPLIANCES 2.28%
-------------------------------------------------------------------------------------
General Electric Co.                                         14,600           418,728

INSURANCE 4.08%
-------------------------------------------------------------------------------------
ACE Ltd.                                                      4,000           137,160
American International Group, Inc.                            2,200           121,396
Brown & Brown, Inc.                                           4,800           156,000
Marsh & McLennan Companies, Inc.                              3,200           163,424
Max Re Capital Ltd.                                           5,900            88,323
ProAssurance Corporation                                      3,000            80,970*
                                                                          -----------
                                                                              747,273

INVESTMENT TRUSTS 4.87%
-------------------------------------------------------------------------------------
iShares Dow Jones U.S. Technology Sector Index Fund           7,500           289,575*
iShares Dow Jones U.S. Utilities Sector Index Fund            1,600            86,416
KCP Income Fund                                              10,000            92,553
Technology Select Sector SPDR Fund                           13,800           235,566
Telecom HOLDRs Trust                                          6,900           188,577
                                                                          -----------
                                                                              892,687

MANUFACTURING 1.48%
-------------------------------------------------------------------------------------
ARGO Corp.                                                    5,500            93,940*
Illinois Tool Works, Inc.                                     1,400            92,190
Pall Corp.                                                    3,800            85,500
                                                                          -----------
                                                                              271,630

METAL & MINERAL MINING 2.18%
-------------------------------------------------------------------------------------
Apollo Gold Corp., Warrants (March 2004)                     78,125            36,484*
Kinross Gold Corp., Warrants (December 2007)                100,000            92,258*
United States Steel Corp.                                     6,500           106,405
Wheaton River Minerals Ltd., Warrants (May 2007)            350,000           164,588*
                                                                          -----------
                                                                              399,735

See notes to portfolios of investments and notes to financial statements.

52


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                   SHARES             VALUE

OIL & GAS DRILLING 1.28%
-------------------------------------------------------------------------------------
Nabors Industries, Inc.                                       2,000       $    79,100*
Patterson-UTI Energy, Inc.                                    2,500            81,000*
Precision Drilling Corp.                                      2,000            75,520*
                                                                          -----------
                                                                              235,620

OIL & GAS EXPLORATION & PRODUCTION 0.45%
-------------------------------------------------------------------------------------
Galaxy Energy Corp.                                         100,000            82,000*

OIL & GAS FIELD SERVICES 0.82%
-------------------------------------------------------------------------------------
Key Energy Services, Inc.                                    14,000           150,080*

OIL & GAS ROYALTY TRUST 1.65%
-------------------------------------------------------------------------------------
Enerplus Resources Fund                                      13,000           302,120

PHARMACEUTICALS 8.77%
-------------------------------------------------------------------------------------
Amgen, Inc.                                                   4,400           292,336*
Johnson & Johnson                                            10,500           542,850
Pfizer, Inc.                                                 18,075           617,261
Wyeth                                                         3,400           154,870
                                                                          -----------
                                                                            1,607,317

RESTAURANTS 0.51%
-------------------------------------------------------------------------------------
Applebee's International, Inc.                                3,000            94,290

RETAIL 8.88%
-------------------------------------------------------------------------------------
Avon Products, Inc.                                           2,000           124,400
Bed Bath & Beyond, Inc.                                       1,900            73,739*
Best Buy Co., Inc.                                            2,600           114,192*
Claire's Stores, Inc.                                         8,700           220,632
K-Swiss, Inc., Class A                                        1,600            55,232
Masco Corp.                                                   3,800            90,630
Pacific Sunwear of California, Inc.                           8,000           192,720*
The Estee Lauder Companies, Inc., Class A                     1,700            57,001
The Finish Line, Inc., Class A                                5,900           131,039*
Tractor Supply Co.                                            2,600           124,150*
Wal-Mart Stores, Inc.                                         8,280           444,388
                                                                          -----------
                                                                            1,628,123

SHIPPING 1.08%
-------------------------------------------------------------------------------------
Norfolk Southern Corp.                                        4,300            82,560
Union Pacific Corp.                                           2,000           116,040
                                                                          -----------
                                                                              198,600

See notes to portfolios of investments and notes to financial statements.

                                                                              53


ALL AMERICAN EQUITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                   SHARES             VALUE

TELECOMMUNICATIONS 1.21%
-------------------------------------------------------------------------------------
Stream Communications Network, Inc.                         190,000       $   222,300*

UTILITIES 0.96%
-------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P.                           2,500            98,800
Southern Co.                                                  2,500            77,900
                                                                          -----------
                                                                              176,700

WHOLESALE & DISTRIBUTION 0.98%
-------------------------------------------------------------------------------------
SYSCO Corp.                                                   6,000           180,240

-------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                           16,666,999
-------------------------------------------------------------------------------------
  (cost $16,070,461)

                             PREFERRED STOCKS 2.30%

METAL & MINERAL MINING 2.30%
-------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary
  Shares representing 0.05 shares of Gold-Denominated
  Preferred Stock                                             5,000           179,850
Freeport-McMoRan Copper & Gold, Inc., Depositary
  Shares representing 0.05 shares of Step-Up
  Convertible Preferred Stock                                10,000           241,400
                                                                          -----------
                                                                              421,250

-------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                        421,250
-------------------------------------------------------------------------------------
  (cost $357,510)
-------------------------------------------------------------------------------------
TOTAL SECURITIES                                                           17,088,249
-------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 7.34%

Joint Tri-Party Repurchase Agreement, Bear Sterns, 06/30/03, 1.10%, due
  07/01/03, repurchase price $1,346,487, collateralized by U.S. Treasury securities held in a joint tri-party repurchase
  account (cost $1,346,446)                               1,346,446         1,346,446

-------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.55%                                                  18,434,695
-------------------------------------------------------------------------------------
  (cost $17,774,417)
Other assets and liabilities, net (0.55)%                                    (100,821)
                                                                          -----------

NET ASSETS 100%                                                           $18,333,874
                                                                          -----------

See notes to portfolios of investments and notes to financial statements.

CHINA REGION OPPORTUNITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS 87.05%                               SHARES             VALUE

AIRLINES 0.42%
----------------------------------------------------------------------------------------
Cathay Pacific Airways Ltd.                                     40,000       $    53,859

APPAREL 5.23%
----------------------------------------------------------------------------------------
Li & Fung Ltd.                                                 420,000           541,282
Yue Yuen Industrial Holdings Ltd.                               50,400           128,938
                                                                             -----------
                                                                                 670,220

BANKING & FINANCIAL SERVICES 16.00%
----------------------------------------------------------------------------------------
CITIC International Financial Holdings Ltd.                    720,000           200,817
Hang Seng Bank Ltd.                                             36,542           385,422
Hong Kong Exchanges & Clearing Ltd.                             54,000            78,249
HSBC Holdings plc                                              104,100         1,238,149
SE Global Equities Corp.                                       262,500            86,625*
Standard Chartered plc                                           5,000            60,912*
                                                                             -----------
                                                                               2,050,174

BEVERAGES 0.93%
----------------------------------------------------------------------------------------
Tsingtao Brewery Company Ltd., H Shares                        164,000           118,823

CHEMICALS & ALLIED PRODUCTS 6.73%
----------------------------------------------------------------------------------------
Sinopec Beijing Yanhua Petrochemical Co., Ltd., H shares       400,000            54,885*
Sinopec Shanghai Petrochemical Co., Ltd., H shares           1,140,000           222,207*
Sinopec Yizheng Chemical Fibre Co., Ltd., H shares           1,444,000           205,541
Sinopec Zhenhai Refining and Chemical Co., Ltd.,
  H shares                                                     972,000           380,167
                                                                             -----------
                                                                                 862,800

COMPUTER & OFFICE EQUIPMENT 0.56%
----------------------------------------------------------------------------------------
Acer, Inc., GDR, 144A                                           11,440            71,271

CONGLOMERATES 5.07%
----------------------------------------------------------------------------------------
Citic Pacific Ltd.                                             109,614           199,601
First Pacific Co., Ltd.                                        590,000           102,896*
Hutchison Whampoa Ltd.                                          21,000           127,915
Shanghai Industrial Holdings Ltd.                              155,005           218,649
                                                                             -----------
                                                                                 649,061

EDUCATION 2.04%
----------------------------------------------------------------------------------------
Capital Alliance Group, Inc.                                 1,200,000           261,274*+

See notes to portfolios of investments and notes to financial statements.

                                                                              55

CHINA REGION OPPORTUNITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                      SHARES             VALUE

ELECTRONIC EQUIPMENT 7.54%
----------------------------------------------------------------------------------------
ASM Pacific Technology Ltd.                                     48,000       $   139,725
Johnson Electric Holdings Ltd.                                  66,000            82,096
Samsung Electronics Co., GDR                                       700            50,400
Samsung Electronics Co., GDR Non-Voting Shares, 144A             3,380           243,360
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored
  ADR                                                           16,000           161,280*
Techtronic Industries Company, Ltd.                            173,000           289,511
Yageo Corp.                                                          1                 1*
                                                                             -----------
                                                                                 966,373

FOOD 1.27%
----------------------------------------------------------------------------------------
COFCO International Ltd.                                       254,000            97,716
People's Food Holdings Ltd.                                    120,000            65,427
                                                                             -----------
                                                                                 163,143

INTERNET 1.19%
----------------------------------------------------------------------------------------
Asia Broadband, Inc.                                         1,500,000            79,500*+
NetEase.com, Inc., ADR                                           2,000            72,920*
                                                                             -----------
                                                                                 152,420

INVESTMENT TRUSTS 7.85%
----------------------------------------------------------------------------------------
iShares MSCI Australia Index Fund                                5,600            62,160
iShares MSCI Hong Kong Index Fund                               16,000           122,080
iShares MSCI Japan Index Fund                                    8,000            58,160
iShares MSCI Malaysia Index Fund                                42,000           233,100
iShares MSCI Singapore (Free) Index Fund                        24,000           115,680
iShares MSCI South Korea Index Fund                             10,000           199,900
iShares MSCI Taiwan Index Fund                                  24,000           214,560
                                                                             -----------
                                                                               1,005,640

MINING SERVICES 1.03%
----------------------------------------------------------------------------------------
Jiangxi Copper Co., Ltd.                                       850,000           131,890*

OFFICE SUPPLIES 0.00%
----------------------------------------------------------------------------------------
China First Pencil Co., Ltd., B shares                               1                 1*
Hero (Group) Co., Ltd., B shares                                     1                 1*
                                                                             -----------
                                                                                       2

OIL & GAS EXTRACTION 2.51%
----------------------------------------------------------------------------------------
China Shipping Development Co., Ltd.                           240,000            86,174
CNOOC Ltd., ADR                                                  5,900           175,230
PetroChina Co. Ltd.                                              2,000            60,400
                                                                             -----------
                                                                                 321,804

See notes to portfolios of investments and notes to financial statements.

56


CHINA REGION OPPORTUNITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                      SHARES             VALUE

PHARMACEUTICALS 0.71%
----------------------------------------------------------------------------------------
Dragon Pharmaceuticals, Inc.                                   160,000       $    91,200*
Dragon Pharmaceuticals, Inc., Warrants (October 2003)          100,000                 0*
                                                                             -----------
                                                                                  91,200

PUBLISHING 0.75%
----------------------------------------------------------------------------------------
Lingo Media, Inc.                                            1,056,800            96,718*+

REAL ESTATE DEVELOPERS 4.07%
----------------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.                                       39,886           239,373
China Overseas Land & Investment Ltd.                          750,000            80,788
Sun Hung Kai Properties Ltd.                                    39,852           200,840
                                                                             -----------
                                                                                 521,001

RETAIL 1.67%
----------------------------------------------------------------------------------------
Esprit Holdings Ltd.                                            70,000           171,451
Glorious Sun Enterprises Ltd.                                  180,000            42,933
Shanghai Friendship Group, Inc., Co., B shares                       1                 1*
                                                                             -----------
                                                                                 214,385

SHIPPING & CONTAINERS 5.82%
----------------------------------------------------------------------------------------
China International Marine Containers (Group) Co., Ltd.,
  B shares                                                     365,088           417,142
Cosco Pacific Ltd.                                             315,000           329,213
                                                                             -----------
                                                                                 746,355

SOFTWARE 0.44%
----------------------------------------------------------------------------------------
TravelSky Technology Ltd.                                       84,000            56,552

STEEL MANUFACTURING 1.10%
----------------------------------------------------------------------------------------
POSCO, ADR                                                       5,400           141,426

TELECOMMUNICATIONS 3.70%
----------------------------------------------------------------------------------------
China Mobile (Hong Kong) Ltd., ADR                              10,000           117,700*
China Telecom Corp., Ltd.                                      386,000            88,603*
China Unicom Ltd.                                               78,000            53,013*
Philippine Long Distance Telephone Co.                           8,000            86,160
SK Telecom Company Ltd., ADR                                     6,800           128,248
                                                                             -----------
                                                                                 473,724

See notes to portfolios of investments and notes to financial statements.

                                                                              57


CHINA REGION OPPORTUNITY FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                      SHARES             VALUE


TRANSPORTATION 3.72%
----------------------------------------------------------------------------------------
China Merchants Holdings International Company, Ltd.           297,000       $   266,602
Zhejiang Expressway Co., Ltd.                                  508,000           210,088
                                                                             -----------
                                                                                 476,690

UTILITIES 6.70%
----------------------------------------------------------------------------------------
Beijing Datang Power Generation Co., Ltd.                      126,000            55,744
Hong Kong & China Gas Co., Ltd.                                281,693           355,812
Huaneng Power International, Inc., ADR                           9,600           447,360
                                                                             -----------
                                                                                 858,916

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                              11,155,721
----------------------------------------------------------------------------------------
  (cost $12,113,275)

                                                                       PRINCIPAL
CONVERTIBLE DEBENTURE 0.77%                                   AMOUNT

EDUCATION 0.77%
----------------------------------------------------------------------------------------
Capital Alliance Group, Inc. (RS)                           $  100,000            98,333
  (cost $100,000)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              11,254,054
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 14.73%

Joint Tri-Party Repurchase Agreement, Bear Sterns, 06/30/03, 1.10%, due
  07/01/03, repurchase price $1,887,231, collateralized by U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $1,887,173)                       1,887,173         1,887,173

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.55%                                                     13,141,227
----------------------------------------------------------------------------------------
  (cost $14,100,448)
Other assets and liabilities, net (2.55)%                                       (326,582)
                                                                             -----------

NET ASSETS 100%                                                              $12,814,645
                                                                             -----------

See notes to portfolios of investments and notes to financial statements.

GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS 94.59%                              SHARES             VALUE

CHEMICALS & ALLIED PRODUCTS 6.14%
---------------------------------------------------------------------------------------
Acetex Corp.                                                  117,000       $   475,806*
Eastman Chemical Co.                                            2,000            63,340
FMC Corp.                                                       4,000            90,520*
Hercules, Inc.                                                  3,000            29,700*
Imperial Chemical Industries plc, ADR                          10,000            83,000
Millennium Chemicals, Inc.                                     12,000           114,120
Sinopec Yizheng Chemical Fibre Co., Ltd., H shares            400,000            56,937
                                                                            -----------
                                                                                913,423

DATA PROCESSING & SOFTWARE 0.34%
---------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                          150,000            50,250*

DIAMOND MINING & EXPLORATION 0.30%
---------------------------------------------------------------------------------------
Diamonds North Resources Ltd. (RS)                             75,000            44,284*
Diamonds North Resources Ltd., Warrants (March 2005)
  (RS)                                                         75,000                 0*
                                                                            -----------
                                                                                 44,284

FORESTRY 1.79%
---------------------------------------------------------------------------------------
Louisiana-Pacific Corp.                                         7,700            83,468*
West Fraser Timber Co., Ltd.                                    5,500           140,128
Weyerhaeuser Co.                                                  800            43,200
                                                                            -----------
                                                                                266,796

GOLD & SILVER MINING 28.56%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)              10,000            28,000*
Apollo Gold Corp.                                             471,000           973,356*
Apollo Gold Corp., Warrants (March 2004)                       78,125            36,484*
Ashanti Goldfields Co. Ltd., Warrants (April 2004)             40,000           198,800*
Ashanti Goldfields Co. Ltd., Warrants (October 2004)           40,000           198,800*
Ashanti Goldfields Co. Ltd., Warrants (April 2005)             40,000           198,800*
Bema Gold Corp.                                               120,000           154,107*
Bema Gold Corp., Warrants (June 2004)                         117,500                 0*
Bema Gold Corp., Warrants (October 2007)                       75,000            35,981*
Goldcorp, Inc., Class A                                        20,000           240,003
Goldcorp, Inc., Warrants (April 2007)                           5,000            39,950*
Herald Resources Ltd.                                         100,000            30,224*
IAMGOLD Corp.                                                  16,000            77,939
Newmont Mining Corp., Warrants (November 2003)                  2,400            27,235*
Northgate Exploration Ltd.                                    170,000           175,659*
Northgate Exploration Ltd., Warrants (December 2006)          745,000           199,323*
Pan American Silver Corp., Warrants (February 2008)            27,900            67,336*
Randgold Resources Ltd., ADR                                   16,000           272,000*
Rio Narcea Gold Mines Ltd.                                    150,000           257,953*

See notes to portfolios of investments and notes to financial statements.

                                                                              59


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

GOLD & SILVER MINING (CONT'D)
---------------------------------------------------------------------------------------
St. Andrew Goldfields Ltd.                                    500,000       $    66,426*
Thistle Mining, Inc.                                          200,000            78,235*
U.S. Gold Corp.                                               200,000           108,000*
Wheaton River Minerals Ltd.                                   475,000           595,985*
Wheaton River Minerals Ltd., Warrants (May 2007)              300,000           139,494*
X-Cal Resources Ltd.                                          140,500            42,516*
X-Cal Resources Ltd., Warrants (May 2004)                     200,000             8,119*
                                                                            -----------
                                                                              4,250,725

INVESTMENT TRUSTS 3.33%
---------------------------------------------------------------------------------------
KCP Income Fund                                                23,000           212,872
Noranda Income Fund                                            15,000           108,495
Oil Service HOLDRs Trust                                        2,900           174,435
                                                                            -----------
                                                                                495,802

MERCHANT BANKING 1.22%
---------------------------------------------------------------------------------------
Endeavour Mining Capital Corp.                                130,000           181,342*

METAL & MINERAL MINING 20.29%
---------------------------------------------------------------------------------------
Altius Minerals Corp., Units                                  200,000           326,223*
Anglo American plc, ADR                                         2,676            41,103
Anooraq Resources Corp.                                       300,000           130,637*
Aquarius Platinum Ltd. (RS)                                     6,862            22,483
Atamaca Minerals Corp.                                        111,000            49,155*
Aur Resources, Inc.                                            22,000            54,395*
Bolivar Gold Corp.                                            250,000           147,612*
Bolivar Gold Corp., Warrants (March 2008)                     125,000                 0*
Breakwater Resources Ltd.                                     500,000            64,580*
Diagem International Resource Corp.                           500,000            71,961*
Diagem International Resource Corp., Warrants
 (July 2004)                                                  500,000                 0*
Farallon Resources Ltd.                                       100,000            17,713*
Farallon Resources Ltd., Warrants (April 2004)                100,000                 0*
First Quantum Minerals Ltd.                                    10,500            42,623*
FNX Mining Co., Inc.                                           50,000           236,180*
Ivanhoe Mines Ltd.                                             68,500           168,861*
Jiangxi Copper Co., Ltd.                                    1,275,000           197,835
Kinross Gold Corp., Warrants (December 2007)                  135,000           124,548*
LionOre Mining International Ltd.                              75,000           307,218*
Nevsun Resources Ltd., Warrants (May 2005)                     50,000            78,973*
Northern Orion Resources, Inc. (RS)                            25,000            27,308*
Northern Orion Resources, Inc., Units (RS)                    400,000           436,933*
Northern Orion Resources, Inc., Warrants (March 2005)
  (RS)                                                         25,000             3,321*
Osmium Holdings S.A. (RS)                                         104            10,400
South Atlantic Ventures Ltd.                                   83,333           126,085*

See notes to portfolios of investments and notes to financial statements.

60


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

METAL & MINERAL MINING (CONT'D)
---------------------------------------------------------------------------------------
South Atlantic Ventures Ltd., Warrants (December 2004)         25,000       $         0*
Tahera Corporation                                            500,000            49,819*
Taseko Mines Ltd.                                             150,000            29,892
Taseko Mines Ltd., Warrants (December 2004)                   100,000                 0*
United States Steel Corp.                                      11,000           180,070
Yanzhou Coal Mining Co., Ltd., H shares                       150,000            69,728
Zimasco Consolidated Enterprises Ltd. (RS)                     22,000             4,840
                                                                            -----------
                                                                              3,020,496

OIL & GAS DRILLING 4.19%
---------------------------------------------------------------------------------------
ENSCO International, Inc.                                       2,000            53,800
Ensign Resource Service Group, Inc.                            10,000           149,089
Nabors Industries, Inc.                                         4,000           158,200*
Patterson-UTI Energy, Inc.                                      4,600           149,040*
Precision Drilling Corp.                                        3,000           113,280*
                                                                            -----------
                                                                                623,409

OIL & GAS EXPLORATION & PRODUCTION 10.50%
---------------------------------------------------------------------------------------
Bonavista Petroleum Ltd.                                        4,000           113,366*
Case Resources, Inc.                                          200,000           129,899*
Choice Resources Corp.                                         20,000            15,942*
Choice Resources Corp., Special Warrants (RS)                 100,000           104,067*
CNOOC Ltd., ADR                                                 4,000           118,800
Denison Energy, Inc.                                           47,500            80,633*
Galaxy Energy Corp.                                           105,000            86,100*
High Point Resources, Inc. (RS)                               100,000           112,185*
Ivanhoe Energy, Inc.                                           36,000            35,870*
Kensington Energy Ltd. (RS)                                   400,000           221,064*
Ketch Resources Ltd.                                            8,000            42,808*
Luke Energy Ltd., Special Warrants (RS)                       100,000           155,170*
Mustang Resources, Inc. (RS)                                   50,000            78,880*
Occidental Petroleum Corp.                                      1,000            33,550
PetroChina Co. Ltd.                                             1,400            42,280
Ultra Petroleum Corp.                                          15,000           191,859*
                                                                            -----------
                                                                              1,562,473

OIL & GAS FIELD SERVICES 2.33%
---------------------------------------------------------------------------------------
Key Energy Services, Inc.                                      17,000           182,240*
Total Energy Services Ltd.                                     30,000            59,783*
Weatherford International Ltd.                                  2,500           104,750*
                                                                            -----------
                                                                                346,773

See notes to portfolios of investments and notes to financial statements.

                                                                              61


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

OIL & GAS PIPELINES 1.77%
---------------------------------------------------------------------------------------
TransCanada Corp.                                              15,000       $   262,935

OIL & GAS ROYALTY TRUSTS 12.88%
---------------------------------------------------------------------------------------
Enerplus Resources Fund                                        26,900           625,156
Focus Energy Trust                                             50,000           446,158
Harvest Energy Trust                                           29,500           213,374
NCE Petrofund                                                  18,000           176,040
Superior Propane Income Fund                                   24,000           380,840
Vermillion Energy Trust                                         7,600            75,164
                                                                            -----------
                                                                              1,916,732

PAPER PRODUCTS 0.24%
---------------------------------------------------------------------------------------
Bowater, Inc.                                                     500            18,725
International Paper Co.                                           500            17,865
                                                                            -----------
                                                                                 36,590

TRANSPORTATION 0.45%
---------------------------------------------------------------------------------------
CHC Helicopter Corp., Class A                                   3,500            67,215*

UTILITIES 0.26%
---------------------------------------------------------------------------------------
Kinder Morgan Energy Partners, L.P.                             1,000            39,520

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             14,078,765
---------------------------------------------------------------------------------------
  (cost $10,621,612)

                              PREFERRED STOCK 0.97%

GOLD & SILVER MINING 0.97%
---------------------------------------------------------------------------------------
Freeport-McMoran Copper & Gold, Inc., Depositary Shares
  representing 0.05 shares of Gold-Denominated Preferred
  Stock
  (cost $143,873)                                               4,000           143,880

PURCHASED OPTIONS 0.08%                                     CONTRACTS

GOLD & SILVER MINING 0.08%
---------------------------------------------------------------------------------------
Placer Dome, Inc., Strike Price 15, Call, Expiration,
  Jan. 2004                                                       200            12,000
  (cost $38,583)

See notes to portfolios of investments and notes to financial statements.

62


GLOBAL RESOURCES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

RIGHTS 0.00%                                                   SHARES             VALUE

CHEMICALS & ALLIED PRODUCTS 0.00%
---------------------------------------------------------------------------------------
IMC Global, Inc., Rights (June 2009)                            3,800       $         0
  (cost $0)

                                                                       PRINCIPAL
CONVERTIBLE DEBENTURE 0.50%                                  AMOUNT

OIL & GAS EXTRACTION 0.50%
---------------------------------------------------------------------------------------
Catalina Energy Corp. (RS)                                  $ 100,000            73,806
  (cost $63,875)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             14,308,451
---------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 6.16%

Joint Tri-Party Repurchase Agreement, Bear Sterns, 06/30/03, 1.10%, due
  07/01/03, repurchase price $917,484, collateralized by U.S. Treasury securities held in a joint tri-party repurchase
  account (cost $917,456)                                     917,456           917,456

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 102.30%                                                    15,225,907
---------------------------------------------------------------------------------------
  (cost $11,785,399)
Other assets and liabilities, net (2.30)%                                      (341,700)
                                                                            -----------

NET ASSETS 100%                                                             $14,884,207
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS 81.72%                                SHARES            VALUE

CHEMICALS & ALLIED PRODUCTS 1.62%
----------------------------------------------------------------------------------------
Acetex Corp.                                                    426,000      $ 1,732,423*

DATA PROCESSING & SOFTWARE 0.63%
----------------------------------------------------------------------------------------
Stockgroup Information Systems, Inc.                          2,000,000          670,000*+

DIAMOND MINING & EXPLORATION 1.22%
----------------------------------------------------------------------------------------
Canabrava Diamond Corp.                                         300,000           28,784*
Diamond Fields International Ltd.                               200,000           41,331*
Diamonds North Resources Ltd.                                 1,000,000          590,449*+
Diamonds North Resources Ltd. (RS)                              300,000          177,135*+
Diamonds North Resources Ltd., Warrants (July 2003)             500,000           73,806*
Diamonds North Resources Ltd., Warrants (March 2005) (RS)       300,000                0*
JML Resources Ltd.                                               73,400            6,501*
SouthernEra Resources Ltd.                                      100,000          390,435*
                                                                             -----------
                                                                               1,308,441

DIAMONDS & GOLD RETAIL 0.21%
----------------------------------------------------------------------------------------
Tiffany & Co.                                                     7,000          228,760

GOLD/MINERAL EXPLORATION & DEVELOPMENT 13.83%
----------------------------------------------------------------------------------------
American Gold Capital Corp.                                     232,500           64,350*
AMT International Mining Corp.                                1,000,000           12,547*
Anooraq Resources Corp.                                       1,750,000          762,049*+
Anooraq Resources Corp., Warrants (December 2003)               150,000                0*
Bendigo Mining N.L.                                           2,000,000          248,510*
Bolivar Gold Corp.                                            1,695,000        1,000,812*+
Bolivar Gold Corp., Warrants (April 2004)                       250,000          103,329*
Bolivar Gold Corp., Warrants (March 2008)                       475,000                0*
Canyon Resources Corp.                                          420,000          546,000*
Chesapeake Gold Corp.                                           250,000          507,418*
Chilean Gold Ltd. (RS)                                          500,000                0*
Continental Precious Minerals, Inc.                             200,000           13,285*
ECU Silver Mining, Inc.                                         900,000           39,855*
Farallon Resources Ltd.                                       1,000,000          177,135*
Farallon Resources Ltd., Warrants (April 2004)                  900,000                0*
First Point Minerals Corp.                                    1,000,000          132,851*
First Point Minerals Corp., Warrants (May 2004)                 100,000                0*
FNX Mining Co., Inc.                                            210,000          991,955*
Gold Reserve, Inc.                                              100,000          170,492*
Great Basin Gold Ltd.                                         1,000,000          915,197*
Great Basin Gold Ltd., Warrants (January 2004)                  300,000                0*
Herald Resources Ltd.                                         1,625,000          491,144*
International Uranium Corp.                                     800,000          174,183*
Ivanhoe Mines Ltd.                                              415,000        1,023,028*


See notes to portfolios of investments and notes to financial statements.

64

WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                       SHARES            VALUE

GOLD/MINERAL EXPLORATION & DEVELOPMENT (CONT'D)
----------------------------------------------------------------------------------------
Metallic Ventures, Inc.                                         200,000      $   583,069*
Metallica Resources, Inc.                                       750,000          675,327*
Minefinders Corporation Ltd.                                    100,000          596,354*
Miranda Mining Corp.                                          2,200,000          300,391*
Moss Lake Gold Mines Ltd.                                     2,250,000          132,851*+
Moydow Mines International, Inc.                                320,500          212,894*
Navigator Exploration Corp.                                   1,554,500          384,351*+
Nevsun Resources Ltd.                                           100,000          268,655*
Orezone Resources, Inc.                                       1,016,000          356,189*
Pacific North West Capital Corporation, Units (RS)              666,666          215,022
Pacific Rim Mining Corp.                                      2,600,000          832,268*
QGX Ltd.                                                        400,000          309,986*
Radius Explorations Ltd.                                        600,000          562,403*
Rockwell Ventures, Inc.                                       1,110,000           34,818*
Romarco Minerals, Inc.                                        2,173,500          296,773*+
Rubicon Minerals Corp.                                          200,000          118,090*
Rubicon Minerals Corp., Warrants (February 2005)                100,000                0*
Solitario Resources Corp.                                       238,000          110,665*
Spinifex Gold Ltd.                                              375,000           98,229*
St. Andrew Goldfields Ltd.                                    2,042,010          271,283*
St. Andrew Goldfields Ltd., Warrants (December 2004)          1,000,000                0*
U.S. Gold Corp.                                                 840,000          453,600*
Western Exploration & Development Ltd., 144A, Special
  Warrants (RS)                                                 600,000           30,000*
X-Cal Resources Ltd.                                          1,805,000          546,203*
X-Cal Resources Ltd., Warrants (May 2004)                     1,500,000           60,890*
                                                                             -----------
                                                                              14,824,451

INTERMEDIATE & JUNIOR GOLD PRODUCERS 49.42%
----------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)               185,000          518,000*
Apollo Gold Corp.                                             4,050,400        8,370,448*+
Apollo Gold Corp., Warrants (March 2004)                        703,125          328,359*
Apollo Gold Corp., Warrants (December 2006)                     333,500                0*
Bema Gold Corp.                                               2,607,500        3,348,623*
Bema Gold Corp., Warrants (October 2007)                      1,609,050          771,926*
Emperor Mines Ltd.                                              700,000          249,182*
Glamis Gold Ltd.                                                300,000        3,381,061*
Goldcorp, Inc., Class A                                         325,000        3,900,048
Goldcorp, Inc., Class A Warrants (May 2009)                     132,500        1,809,174*
Goldcorp, Inc., Warrants (April 2007)                            40,000          319,600*
Golden Star Resources Ltd.                                      100,000          264,000*
Hecla Mining Co.                                                180,000          761,400*
IAMGOLD Corp.                                                 1,210,000        5,894,162
Kenor ASA                                                     1,070,000          666,768*
Kinross Gold Corp., Warrants (December 2007)                  2,682,100        2,474,445*
Meridian Gold, Inc.                                              20,000          227,323*

See notes to portfolios of investments and notes to financial statements.

                                                                              65


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                       SHARES            VALUE

INTERMEDIATE & JUNIOR GOLD PRODUCERS (CONT'D)
----------------------------------------------------------------------------------------
Miramar Mining Corp.                                          1,025,000      $ 1,286,073*
Northgate Exploration Ltd.                                    4,462,500        4,611,041*+
Northgate Exploration Ltd., Warrants (December 2006)          3,212,500          871,722*
Randgold Resources Ltd., ADR                                    160,000        2,720,000*
Resolute Mining Ltd.                                          1,000,000          463,438*
Resolute Mining Ltd., Warrants (June 2005)                      278,333           26,172*
Rio Narcea Gold Mines Ltd.                                    1,010,000        1,736,881*
Thistle Mining, Inc.                                          3,005,000        1,175,474*
Troy Resources NL                                               208,800          238,409
Wheaton River Minerals Ltd.                                   4,035,000        5,062,735*
Wheaton River Minerals Ltd., Warrants (May 2007)              3,219,500        1,504,347*
                                                                             -----------
                                                                              52,980,811

INVESTMENT TRUSTS 0.20%
----------------------------------------------------------------------------------------
First Step Ventures Corporation (RS)                          1,333,333          147,612*+
Gold Bullion Ltd.                                                 2,000           69,825*
                                                                             -----------
                                                                                 217,437

MERCHANT BANKING 0.86%
----------------------------------------------------------------------------------------
Endeavour Mining Capital Corp.                                  662,000          923,448*

METAL & MINERAL MINING 5.83%
----------------------------------------------------------------------------------------
Amerigo Resources Ltd.                                          150,000           66,426*+
Amerigo Resources Ltd., Units (RS)                            1,075,000          452,247*+
Amerigo Resources Ltd., Warrants (July 2004)                    500,000          147,612*
Aquarius Platinum Ltd. (RS)                                      60,045          196,161
Corriente Resources, Inc.                                       470,000          280,980*
Diagem International Resource Corp.                           1,650,000          237,471*
Diagem International Resource Corp., Warrants (July 2004)     1,500,000                0*
Jiangxi Copper Co., Ltd.                                        850,000          131,890
North American Tungsten Corp., Ltd.                             900,000           89,675*
Northern Dynasty Minerals Ltd.                                  260,000          220,680*
Northern Orion Resources, Inc.                                  260,000          284,006*+
Northern Orion Resources, Inc. (RS)                             200,000          218,467*+
Northern Orion Resources, Inc., Units (RS)                    2,000,000        2,184,663*+
Northern Orion Resources, Inc., Warrants (March 2005)
  (RS)                                                          200,000           26,570*
Osmium Holdings S.A. (RS)                                           891           89,100
Pan American Silver Corp., Warrants (February 2008)             266,302          642,710*
South Atlantic Ventures Ltd.                                    300,000          453,908*
South Atlantic Ventures Ltd., Warrants (December 2004)           75,000                0*
Tahera Corporation                                            2,000,000          199,277*
Taseko Mines Ltd.                                             1,350,000          269,024
Taseko Mines Ltd., Warrants (December 2004)                     900,000                0*
Trend Mining Co.                                                100,000           17,000*


See notes to portfolios of investments and notes to financial statements.

66


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                       SHARES            VALUE

METAL AND MINERAL MINING (CONT'D)
----------------------------------------------------------------------------------------
Zimasco Consolidated Enterprises Ltd. (RS)                      192,500      $    42,350
                                                                             -----------
                                                                               6,250,217

OIL & GAS EXTRACTION 1.50%
----------------------------------------------------------------------------------------
BlackRock Ventures, Inc.                                        500,000          867,223*
Choice Resources Corp.                                           80,000           63,769*
Choice Resources Corp., Special Warrants (RS)                   250,000          260,167*
Galaxy Energy Corp.                                             400,000          328,000*
Ivanhoe Energy, Inc.                                             89,000           88,678*
                                                                             -----------
                                                                               1,607,837

SENIOR GOLD PRODUCERS 6.40%
----------------------------------------------------------------------------------------
Ashanti Goldfields Co. Ltd., Warrants (April 2004)              146,667          728,935*
Ashanti Goldfields Co. Ltd., Warrants (October 2004)            146,667          728,935*
Ashanti Goldfields Co. Ltd., Warrants (April 2005)              146,666          728,930*
Durban Roodepoort Deep Ltd., ADR                                250,000          630,000*
Gold Fields Ltd., ADR                                            40,000          487,200
Harmony Gold Mining Co. Ltd., ADR                                40,000          538,800
Newmont Mining Corp.                                             10,000          324,600
Newmont Mining Corp., Warrants (September 2003)                 100,000           25,832*
Newmont Mining Corp., Warrants (November 2003)                   73,600          835,191*
Placer Dome, Inc.                                               150,000        1,840,500
                                                                             -----------
                                                                               6,868,923

----------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                              87,612,748
----------------------------------------------------------------------------------------
  (cost $78,101,352)

                             PREFERRED STOCKS 1.90%

SENIOR GOLD PRODUCERS 1.90%
----------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
  representing 0.05 shares of Step-up Convertible
  Preferred Stock                                                45,000        1,086,300
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
  representing 0.05 shares of Gold-Denominated Preferred
  Stock                                                          26,500          953,205
                                                                             -----------
                                                                               2,039,505

----------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                         2,039,505
----------------------------------------------------------------------------------------
  (cost $1,686,243)

See notes to portfolios of investments and notes to financial statements.

                                                                              67


WORLD PRECIOUS MINERALS FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

PURCHASED OPTIONS 1.52%                                       CONTRACTS            VALUE

SENIOR GOLD PRODUCERS 1.52%
----------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2004 (premium $668,530)                                    2,700      $   263,250
Barrick Gold Corp., Strike Price 25, Call, Expiration
  Jan. 2005 (premium $339,592)                                    2,600          299,000
Newmont Mining Corp., Strike Price 27.50, Call,
  Expiration Dec. 2003 (premium $99,750)                            750           99,375
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 55, Put, Expiration Sept. 2003 (premium $314,750)         6,000          150,000
Placer Dome, Inc., Strike Price 15, Call, Expiration
  Jan. 2004 (premium $759,865)                                    6,900          414,000
Placer Dome, Inc., Strike Price 15, Call, Expiration
  Jan. 2005 (premium $332,404)                                    2,600          403,000
                                                                             -----------
                                                                               1,628,625

----------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                        1,628,625
----------------------------------------------------------------------------------------
  (cost $2,514,891)

                                                                       PRINCIPAL
CONVERTIBLE DEBENTURE 0.12%                                    AMOUNT

GOLD/MINERAL EXPLORATION & DEVELOPMENT 0.12%
----------------------------------------------------------------------------------------
St. Andrew Goldfields Ltd.                                   $  150,000          132,851
  (cost $95,389)

----------------------------------------------------------------------------------------
TOTAL SECURITIES                                                              91,413,729
----------------------------------------------------------------------------------------

REPURCHASE AGREEMENT 14.84%

Joint Tri-Party Repurchase Agreement Bear Sterns, 06/30/03, 1.10%, due 07/01/03,
  repurchase price $15,906,345, collateralized by U.S. Treasury securities held in a joint
  tri-party repurchase account (cost $15,905,859)            15,905,859       15,905,859

----------------------------------------------------------------------------------------
TOTAL INVESTMENTS 100.10%                                                    107,319,588
----------------------------------------------------------------------------------------
  (cost $98,303,734)
Other assets and liabilities, net (0.10)%                                       (107,244)
                                                                            ------------

NET ASSETS 100%                                                             $107,212,344
                                                                            ------------

See notes to portfolios of investments and notes to financial statements.

GOLD SHARES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS 88.76%                              SHARES             VALUE

DIAMOND MINING & EXPLORATION 0.30%
---------------------------------------------------------------------------------------
SouthernEra Resources Ltd.                                     35,000       $   136,652*

DIAMONDS & GOLD RETAIL 0.21%
---------------------------------------------------------------------------------------
Tiffany & Co.                                                   3,000            98,040

GOLD MINING 82.09%
---------------------------------------------------------------------------------------
Agnico-Eagle Mines Ltd., Warrants (November 2007)              90,000           252,000*
AngloGold Ltd., ADR                                            17,500           558,250
Apollo Gold Corp.                                           2,064,500         4,266,440*+
Apollo Gold Corp., Warrants (March 2004)                      312,500           145,938*
Apollo Gold Corp., Warrants (December 2006)                   166,500                 0*
Ashanti Goldfields Co. Ltd., Warrants (April 2004)            146,668           728,940*
Ashanti Goldfields Co. Ltd., Warrants (October 2004)          146,666           728,930*
Ashanti Goldfields Co. Ltd., Warrants (April 2005)            146,666           728,930*
Bema Gold Corp.                                             1,437,500         1,846,077*
Bema Gold Corp., Warrants (October 2007)                      857,950           411,593*
Cambior, Inc.                                                 200,000           268,655*
Durban Roodepoort Deep Ltd., ADR                              175,000           441,000*
Glamis Gold Ltd.                                              130,000         1,465,127*
Goldcorp, Inc., Class A                                       300,000         3,600,044
Goldcorp, Inc., Class A Warrants (May 2009)                    83,500         1,140,121*
Goldcorp, Inc., Warrants (April 2007)                          21,000           167,790*
Gold Fields Ltd., ADR                                         100,000         1,218,000
Harmony Gold Mining Co. Ltd.                                   77,000         1,037,187
Harmony Gold Mining Co. Ltd., ADR                             130,000         1,751,100
Hecla Mining Co.                                               90,000           380,700*
IAMGOLD Corp.                                                 370,000         1,802,347
Kenor ASA                                                     480,000           299,111*
Kinross Gold Corp., Warrants (December 2007)                1,415,500         1,305,908*
Meridian Gold, Inc.                                            10,000           113,662*
Newmont Mining Corp.                                           55,000         1,785,300
Newmont Mining Corp., Warrants (September 2003)                54,400            14,053*
Newmont Mining Corp., Warrants (November 2003)                 19,000           215,606*
Northgate Exploration Ltd.                                  2,269,400         2,344,941*
Northgate Exploration Ltd., Warrants (December 2006)        1,206,500           327,974*
Pacific Rim Mining Corp.                                      525,000           168,009*
Placer Dome, Inc.                                              90,000         1,104,300
Randgold Resources Ltd., ADR                                   75,000         1,275,000*
Rio Narcea Gold Mines Ltd.                                    500,000           859,842*
Thistle Mining, Inc.                                        1,645,000           643,479*
Wheaton River Minerals Ltd.                                 2,290,000         2,873,275*
Wheaton River Minerals Ltd., Warrants (May 2007)            2,663,500         1,261,480*
                                                                            -----------
                                                                             37,531,109

See notes to portfolios of investments and notes to financial statements.

                                                                              69


GOLD SHARES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

COMMON STOCKS AND WARRANTS                                     SHARES             VALUE

INVESTMENT TRUST 0.08%
---------------------------------------------------------------------------------------
Gold Bullion Ltd.                                               1,000       $    34,912*

MERCHANT BANKING 1.28%
---------------------------------------------------------------------------------------
Endeavour Mining Capital Corp.                                418,000           583,084*

METAL & MINERAL MINING 4.80%
---------------------------------------------------------------------------------------
Inco Ltd.                                                      12,500           264,250*
Ivanhoe Mines Ltd.                                            200,000           493,025*
Northern Orion Resources, Inc., Units (RS)                    900,000           983,098*
Pan American Silver Corp., Warrants (February 2008)           126,000           304,096*
South Atlantic Ventures Ltd.                                  100,000           151,303*
South Atlantic Ventures Ltd., Warrants (December 2004)         50,000                 0*
                                                                            -----------
                                                                              2,195,772

---------------------------------------------------------------------------------------
TOTAL COMMON STOCKS AND WARRANTS                                             40,579,569
---------------------------------------------------------------------------------------
  (cost $30,756,871)

                             PREFERRED STOCKS 2.30%

GOLD MINING 2.30%
---------------------------------------------------------------------------------------
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
  representing 0.05 shares of Step-up Convertible Preferred
  Stock                                                        25,000           603,500
Freeport-McMoRan Copper & Gold, Inc., Depositary Shares
  representing 0.05 shares of Gold-Denominated Preferred
  Stock                                                        12,500           449,625
                                                                            -----------
                                                                              1,053,125

---------------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS                                                        1,053,125
---------------------------------------------------------------------------------------
  (cost $858,000)

PURCHASED OPTIONS 1.89%                                     CONTRACTS

GOLD MINING 1.89%
---------------------------------------------------------------------------------------
Barrick Gold Corp., Strike Price 20, Call, Expiration
  Jan. 2004 (premium $338,370)                                  1,300           126,750
Barrick Gold Corp., Srike Price 25, Call, Expiration
  Jan. 2005 (premium $182,857)                                  1,400           161,000
Newmont Mining Corp., Strike Price 27.50, Call,
  Expiration Dec. 2003 (premium $33,250)                          250            33,125
Philadelphia Stock Exchange Gold & Silver Index, Strike
  Price 55, Put, Expiration Sept. 2003 (premium
  $168,650)                                                     3,200            80,000
Placer Dome, Inc., Strike Price 15, Call, Expiration
  Jan. 2005 (premium $178,987)                                  1,400           217,000

See notes to portfolios of investments and notes to financial statements.

70

GOLD SHARES FUND

 PORTFOLIO OF INVESTMENTS                                          June 30, 2003

PURCHASED OPTIONS                                           CONTRACTS             VALUE

GOLD MINING (CONT'D)
---------------------------------------------------------------------------------------
Placer Dome, Inc., Strike Price 15, Call, Expiration
  Jan. 2004 (premium $558,665)                                  4,100       $   246,000
                                                                            -----------
                                                                                863,875

---------------------------------------------------------------------------------------
TOTAL PURCHASED OPTIONS                                                         863,875
---------------------------------------------------------------------------------------
  (cost $1,460,779)

---------------------------------------------------------------------------------------
TOTAL SECURITIES                                                             42,496,569
---------------------------------------------------------------------------------------

                                                                       PRINCIPAL
REPURCHASE AGREEMENT 6.69%                                   AMOUNT

Joint Tri-Party Repurchase Agreement, Bear Sterns, 06/30/03, 1.10%, due
  07/01/03, repurchase price $3,059,551, collateralized by U.S. Treasury securities held in a joint tri-party
  repurchase account (cost $3,059,458)                      $3,059,458        3,059,458

---------------------------------------------------------------------------------------
TOTAL INVESTMENTS 99.64%                                                     45,556,027
---------------------------------------------------------------------------------------
  (cost $36,135,108)
Other assets and liabilities, net .36%                                          163,525
                                                                            -----------

NET ASSETS 100%                                                             $45,719,552
                                                                            -----------

See notes to portfolios of investments and notes to financial statements.

 NOTES TO PORTFOLIOS OF INVESTMENTS                               June 30, 2003

LEGEND


* Non-income producing security GO General Obligation Bond + Affiliated company (see following) RS Restricted Security (see following) ADR American Depositary Receipt SPDR Standard & Poor's Depositary Receipt GDR Global Depositary Receipt ZCB Zero Coupon Bond

GENERAL

The yields reflect the effective yield from the date of purchase.

Variable Rate Notes have periodic reset features, which effectively shorten the maturity dates and reset the interest rates as tied to various interest-bearing instruments. Rates shown are current rates at June 30, 2003.

Securities with a 144A designation are exempt from registration under Rule 144A of the Securities Act of 1933.

JOINT TRI-PARTY REPURCHASE AGREEMENTS (SEE ALSO NOTE 1 TO FINANCIAL
STATEMENTS)

The terms of the repurchase agreements and the securities held as collateral in the tri-party joint repurchase agreements at June 30, 2003 were:

Bear Sterns repurchase agreement, 06/30/03, 1.10%, due 07/01/03:
  Total principal amount: $48,741,122; Total repurchase price: $48,742,611
    $8,733,000 U.S. Treasury Bond, 9.375%, 02/15/06
    $7,901,000 U.S. Treasury Bond, 12.75%, 11/15/10
    $8,233,000 U.S. Treasury Note, 5.875%, 02/15/04
    $3,241,000 U.S. Treasury Note, 5.75%, 11/15/05
    $3,016,000 U.S. Treasury Note, 7.00%, 07/15/06
    $9,187,000 U.S. Treasury Note, 2.125%, 10/31/04
    $3,730,000 U.S. Treasury Note, 0.00%, 05/15/04
      (total collateral market value, including accrued interest, of
      $49,716,406)

Credit Suisse First Boston repurchase agreement, 06/30/03, 1.08%, due 07/01/03:
  Total principal amount: $20,000,00; Total repurchase price: $20,000,600
    $4,800,000 U.S. Treasury Note, 3.375%, 01/15/07
    $12,013,000 U.S. Treasury Note, 3.375%, 01/15/12
      (total collateral market value, including accrued interest, of
      $20,402,801)

Other mutual funds managed by U.S. Global Investors, Inc.
participate in the tri-party joint repurchase agreements. Each owns an undivided interest in the accounts.

AFFILIATED COMPANIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "+"

The Investment Company Act of 1940 defines affiliates as companies in which the Fund owns at least 5% of the outstanding voting securities. The following is a summary of transactions, including corporate actions, with each affiliated company during the period ended June 30, 2003.

                                                    SHARES OF AFFILIATED COMPANIES
                                       JUNE 30, 2002    ADDITIONS    REDUCTIONS    JUNE 30, 2003
CHINA REGION OPPORTUNITY FUND
------------------------------------------------------------------------------------------------
Asia Broadband, Inc.                     1,500,000             --            --        1,500,000
Capital Alliance Group Inc.              1,200,000             --            --        1,200,000
Lingo Media, Inc.                        1,056,800             --            --        1,056,800

 NOTES TO PORTFOLIOS OF INVESTMENTS                            June 30, 2003


At June 30, 2003, the value of investments in affiliated companies was $437,492 representing 3.41% of net assets, and the total cost was $1,232,244. There was no net realized gains/losses on transactions and there was no income earned for the period.

                                                  SHARES OF AFFILIATED COMPANIES
                                    JUNE 30, 2002    ADDITIONS    REDUCTIONS     JUNE 30, 2003
GLOBAL RESOURCES FUND
----------------------------------------------------------------------------------------------
Soho Resources Corp.                    1,000,000           --    (1,000,000)            --(a)

At June 30, 2003, there were no investments in affiliated companies. Net realized losses on transactions were $114,672, and there was no income earned for the period.

                                                    SHARES OF AFFILIATED COMPANIES
                                     JUNE 30, 2002    ADDITIONS      REDUCTIONS     JUNE 30, 2003
WORLD PRECIOUS MINERALS FUND
-------------------------------------------------------------------------------------------------
Amerigo Resources Ltd.                        --       2,125,000       (900,000)      1,225,000
Anooraq Resources Corp.                1,400,000         350,000             --       1,750,000
Apollo Gold Corp.                             --       7,927,699     (3,877,299)      4,050,400(c)
Bolivar Gold Corp.                            --       1,955,000       (260,000)      1,695,000
Diamonds North Resources Ltd.                 --       1,300,000             --       1,300,000(b)
First Step Ventures Corp.                     --       1,333,333             --       1,333,333
International Annax Ventures, Inc.     1,420,500           4,500     (1,425,000)             --(a)
International Pursuit Corp.            2,000,000              --     (2,000,000)             --(c)
Moss Lake Gold Mines Ltd.                     --       2,250,000             --       2,250,000
Navigator Exploration Corp.            1,054,500         500,000             --       1,554,500
Northern Orion Resources Inc.                 --      30,042,000    (27,582,000)      2,460,000
Northgate Exploration Ltd.             5,250,000       1,488,200     (2,275,700)      4,462,500(a)
Romarco Minerals, Inc.                 2,173,500              --             --       2,173,500
Stockgroup Information Systems, Inc.          --       2,000,000             --       2,000,000

At June 30, 2003 the value of investments in affiliated companies was $15,738,289 representing 14.68% of net assets, and the total cost was $11,967,193. Net realized gains on transactions were $607,708, and there was no income earned for the period.

                                                    SHARES OF AFFILIATED COMPANIES
                                     JUNE 30, 2002    ADDITIONS      REDUCTIONS       JUNE 30, 2003

GOLD SHARES FUND
-----------------------------------------------------------------------------------------------------
Apollo Gold Corp.                               --    4,078,000      (2,013,500)      2,064,500(c)
Wheaton River Minerals Ltd., Special
  Warrants                               3,250,000           --      (3,250,000)             --(a)(b)

At June 30, 2003, the value of investments in affiliated companies was $4,266,440 representing 9.33% of net assets, and the total cost was $2,601,382. Net realized gains on transactions were $383,991, and there was no income earned for the period.


(a) At June 30, 2003, the company is no longer defined as an affiliate, although it was an affiliated company during the period.

(b) During the period, the special warrants were converted to common shares and warrants.

(c) During the period, shares of International Pursuit Corp. were converted to shares of Apollo Gold Corp.

 NOTES TO PORTFOLIOS OF INVESTMENTS                            June 30, 2003

RESTRICTED SECURITIES - INDICATED IN PORTFOLIO OF INVESTMENTS AS "RS"

The following securities are subject to legal restrictions on their resale. The issuer bears the cost of registration, if any, involved in the disposition of these securities.

                                                               ACQUISITION        COST PER
SECURITY                                                          DATE             SHARE

CHINA REGION OPPORTUNITY FUND
------------------------------------------------------------------------------------------
CONVERTIBLE DEBENTURE
    Capital Alliance Group                                           12/20/02        $1.00

At June 30, 2003, the total cost of restricted securities was $100,000, and the total value was $98,333, representing 0.77% of net assets.

GLOBAL RESOURCES FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Aquarius Platinum Ltd.                                           03/05/03        $5.68
    Choice Resources Corp., Special Warrants                         12/20/02        $0.32
    Diamonds North Resources Ltd.                                    03/05/03        $0.54
    Diamonds North Resources Ltd., Warrants (March 2005)             03/05/03        $0.00
    High Point Resources, Inc.                                       03/03/03        $0.98
    Kensington Energy Ltd.                                           03/12/03        $0.34
    Luke Energy Ltd., Special Warrants                               03/10/03        $0.99
    Mustang Resources, Inc.                                          06/02/03        $1.42
    Northern Orion Resources, Inc.                                   03/10/03        $0.68
    Northern Orion Resources, Inc., Units                   05/16/03-06/16/03        $0.96
    Northern Orion Resources, Inc., Warrants
      (March 2005)                                                   03/10/03        $0.00
    Osmium Holdings S.A.                                    10/22/96-01/29/98      $987.07
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $3.73

CONVERTIBLE DEBENTURE
    Catalina Energy Corp.                                            12/06/02        $0.64

At June 30, 2003, the total cost of restricted securities was $1,164,467, and the total value was $1,294,791, representing 8.70% of net assets.

WORLD PRECIOUS MINERALS FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Amerigo Resources Ltd., Units                                    06/13/03        $0.45
    Aquarius Platinum Ltd.                                           03/05/03        $5.68
    Chilean Gold Ltd.                                                01/17/97        $1.10
    Choice Resources Corp., Special Warrants                         12/20/02        $0.32
    Diamonds North Resources Ltd.                                    03/05/03        $0.54
    Diamonds North Resources Ltd., Warrants                          03/05/03        $0.00
    First Step Ventures Corporation                                  06/30/03        $0.11
    Northern Orion Resources, Inc.                                   03/10/03        $0.68
    Northern Orion Resources, Inc., Units                   05/16/03-06/16/03        $0.95
    Northern Orion Resources, Inc., Warrants (March 2005)            03/10/03        $0.00
    Osmium Holdings S.A.                                    10/22/96-01/29/98    $1,280.75
    Pacific North West Capital Corporation, Units                    06/27/03        $0.33

74


 NOTES TO PORTFOLIOS OF INVESTMENTS                             June 30, 2003

                                                               ACQUISITION        COST PER
WORLD PRECIOUS MINERALS FUND (CONT'D)                             DATE             SHARE
------------------------------------------------------------------------------------------
    Western Exploration & Development Ltd., 144A,
    Special Warrants                                                 08/14/97        $0.50
    Zimasco Consolidated Enterprises Ltd.                   06/15/95-09/30/99        $3.73

At June 30, 2003, the total cost of restricted securities was $6,187,182, and the total value was $4,039,494, representing 3.77% of net assets.

GOLD SHARES FUND
------------------------------------------------------------------------------------------
COMMON STOCKS AND WARRANTS
    Northern Orion Resources, Inc., Units                   05/16/03-06/16/03        $0.95

At June 30, 2003, the total cost of restricted securities was $856,928, and the total value was $983,098, representing 2.15% of net assets.

  STATEMENTS OF ASSETS AND LIABILITIES


                                                              U.S. TREASURY
                                                               SECURITIES
                                                                       CASH FUND

Investments, at identified cost                               $125,120,911
                                                              ============
ASSETS
---------------------------------------------------------------------------
Investments, at value:
    Securities                                                $ 90,129,275
    Repurchase agreements                                       34,991,636
Cash                                                                     2
Receivables:
    Interest                                                       519,286
    Capital shares sold                                          1,625,429
Other assets                                                        29,976
---------------------------------------------------------------------------
TOTAL ASSETS                                                   127,295,604
---------------------------------------------------------------------------

LIABILITIES
---------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                      3,266,671
    Adviser and affiliates                                          71,435
    Dividends and distributions                                        470
    Accounts payable and accrued expenses                           77,750
---------------------------------------------------------------------------
TOTAL LIABILITIES                                                3,416,326
---------------------------------------------------------------------------

NET ASSETS                                                    $123,879,278
                                                              ============

NET ASSETS CONSIST OF:
---------------------------------------------------------------------------
Paid-in capital                                               $123,894,806
Accumulated undistributed net investment income                      2,944
Accumulated net realized loss on investments and foreign
  currencies                                                       (18,472)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                     --
                                                              ------------
Net assets applicable to capital shares outstanding           $123,879,278
                                                              ============

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                    123,944,354
                                                              ============

NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
  PER SHARE                                                   $       1.00
                                                              ============

See accompanying notes to financial statements.

76


                                                                                                      June 30, 2003

                                                               U.S. GOVERNMENT
                                                                 SECURITIES           NEAR-TERM          TAX FREE
                                                                SAVINGS FUND        TAX FREE FUND          FUND

Investments, at identified cost                                 $527,373,041         $21,622,778        $52,495,122
                                                                ============         ===========        ===========

ASSETS
--------------------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities                                                  $527,373,041         $20,652,018        $51,491,384
    Repurchase agreements                                                 --           1,601,486          3,175,135
Cash                                                                   1,470                  --                 --
Receivables:
    Interest                                                       1,373,722             252,685            690,196
    Capital shares sold                                            1,956,051              88,734             12,384
Other assets                                                          55,342               1,755              2,664
--------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                     530,759,626          22,596,678         55,371,763
--------------------------------------------------------------------------------------------------------------------

LIABILITIES
--------------------------------------------------------------------------------------------------------------------
Payables:
    Capital shares redeemed                                          669,925             566,594              6,637
    Adviser and affiliates                                           140,567               9,861             32,148
    Dividends and distributions                                        4,021               5,207              9,710
    Accounts payable and accrued expenses                            115,866              36,229             40,578
--------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                    930,379             617,891             89,073
--------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                      $529,829,247         $21,978,787        $55,282,690
                                                                ============         ===========        ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------------------
Paid-in capital                                                 $530,445,662         $21,414,711        $53,428,562
Accumulated undistributed net investment income                      480,798              10,394             20,990
Accumulated net realized loss on investments and foreign
  currencies                                                      (1,097,213)            (77,044)          (338,259)
Net unrealized appreciation of investments and other assets
  and liabilities denominated in foreign currencies                       --             630,726          2,171,397
                                                                ------------         -----------        -----------
Net assets applicable to capital shares outstanding             $529,829,247         $21,978,787        $55,282,690
                                                                ============         ===========        ===========

    Capital shares outstanding, an unlimited number of no
      par shares authorized                                      529,996,755           1,972,426          4,370,403
                                                                ============         ===========        ===========


NET ASSET VALUE, PUBLIC OFFERING PRICE, REDEMPTION PRICE,
  PER SHARE                                                     $       1.00         $     11.14        $     12.65
                                                                ============         ===========        ===========

  STATEMENTS OF ASSETS AND LIABILITIES


                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND

Investments, at identified cost                 $17,774,417         $14,100,448
                                                ===========         ===========

ASSETS
----------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers          $17,088,249         $10,816,562
    Securities of affiliated issuers                     --             437,492
    Repurchase agreements                         1,346,446           1,887,173
Cash                                                     --              40,521
Foreign currencies (cost $0, $0, $131,772,
    $464,109, and $143,627)                              --                  --
Receivables:
    Investments sold                                131,934                  --
    Dividends                                         8,192              38,118
    Interest                                             41               1,308
    Capital shares sold                              11,433              27,044
    Unrealized appreciation on foreign
      currency exchange contracts - Note 1 G             --                  --
Other assets                                          6,682               5,697
----------------------------------------------------------------------------------
TOTAL ASSETS                                     18,592,977          13,253,915
----------------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------------
Payables:
    Investments purchased                           179,266             344,540
    Capital shares redeemed                          12,550              24,865
    Adviser and affiliates                           15,604              15,384
    Accounts payable and accrued expenses            51,683              54,479
    Unrealized depreciation on foreign
      currency exchange contracts - Note 1 G             --                   2
----------------------------------------------------------------------------------
TOTAL LIABILITIES                                   259,103             439,270
----------------------------------------------------------------------------------
NET ASSETS                                      $18,333,874         $12,814,645
                                                ===========         ===========

NET ASSETS CONSIST OF:
----------------------------------------------------------------------------------
Paid-in capital                                 $21,345,764         $29,655,655
Accumulated net investment loss                          --              (3,196)
Accumulated net realized loss on
  investments and foreign currencies             (3,672,168)        (15,878,595)
Net unrealized appreciation (depreciation)
  of investments and other assets and
  liabilities denominated in foreign
  currencies                                        660,278            (959,219)
                                                -----------         -----------
Net assets applicable to capital shares
  outstanding                                   $18,333,874         $12,814,645
                                                ===========         ===========
    Capital shares outstanding, an
      unlimited number of no par shares
      authorized                                    957,421           3,072,531
                                                ===========         ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
  REDEMPTION PRICE, PER SHARE                   $     19.15         $      4.17
                                                ===========         ===========

See accompanying notes to financial statements.


78


                                                                                          June 30, 2003

                                             GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                   FUND             MINERALS FUND              FUND

Investments, at identified cost                 $11,785,399           $ 98,303,734          $36,135,108
                                                ===========           ============          ===========

ASSETS
--------------------------------------------------------------------------------------------------------
Investments, at value:
    Securities of unaffiliated issuers          $14,308,451           $ 75,675,440          $38,230,129
    Securities of affiliated issuers                     --             15,738,289            4,266,440
    Repurchase agreements                           917,456             15,905,859            3,059,458
Cash                                                    794                526,160                   --
Foreign currencies (cost $0, $0, $131,772,
    $464,109, and $143,627)                         129,788                463,963              143,627
Receivables:
    Investments sold                                     --                     --                   71
    Dividends                                        24,751                  4,002                   --
    Interest                                            383                  6,022                   94
    Capital shares sold                                 658              1,250,272              767,339
    Unrealized appreciation on foreign
      currency exchange contracts - Note 1 G              6                     --                  952
Other assets                                          8,243                 23,279               20,754
--------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                     15,390,530            109,593,286           46,488,864
--------------------------------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------------------------------
Payables:
    Investments purchased                           425,033              2,103,892              512,421
    Capital shares redeemed                           5,472                 63,091              111,006
    Adviser and affiliates                           15,457                 91,304               25,138
    Accounts payable and accrued expenses            60,361                119,492              119,689
    Unrealized depreciation on foreign
      currency exchange contracts - Note 1 G             --                  3,163                1,058
--------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                   506,323              2,380,942              769,312
--------------------------------------------------------------------------------------------------------
NET ASSETS                                      $14,884,207           $107,212,344          $45,719,552
                                                ===========           ============          ===========

NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------------------------------
Paid-in capital                                 $20,819,711           $149,248,882         $172,950,407
Accumulated net investment loss                    (418,159)            (3,481,051)             (29,098)
Accumulated net realized loss on
  investments and foreign currencies             (8,956,909)           (47,571,000)        (136,623,239)
Net unrealized appreciation (depreciation)
  of investments and other assets and
  liabilities denominated in foreign
  currencies                                      3,439,564              9,015,513            9,421,482
                                                -----------           ------------          -----------
Net assets applicable to capital shares
  outstanding                                   $14,884,207           $107,212,344          $45,719,552
                                                ===========           ============          ===========
    Capital shares outstanding, an
      unlimited number of no par shares
      authorized                                  2,894,001             10,995,625            8,826,799
                                                ===========           ============          ===========

NET ASSET VALUE, PUBLIC OFFERING PRICE,
  REDEMPTION PRICE, PER SHARE                   $      5.14           $       9.75          $      5.18
                                                ===========           ============          ===========

  STATEMENTS OF OPERATIONS


                                                              U.S. TREASURY
                                                               SECURITIES
                                                                       CASH FUND

NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------
    Interest and other                                         $1,955,026
                                                               ----------
        TOTAL INCOME                                            1,955,026

EXPENSES:
---------------------------------------------------------------------------
    Management fee                                                659,115
    Transfer agent fees and expenses                              249,415
    Accounting service fees and expenses                           40,000
    Professional fees                                              29,543
    Custodian fees                                                122,487
    Shareholder reporting                                          83,156
    Registration fees                                              26,516
    Trustee fees and expenses                                      22,710
    Miscellaneous                                                  41,735
                                                               ----------
        Total expenses before reductions                        1,274,677
    Expenses offset - Note 1 J                                        (10)
    Expenses reimbursed - Note 2                                       --
                                                               ----------
        NET EXPENSES                                            1,274,667

---------------------------------------------------------------------------
NET INVESTMENT INCOME                                             680,359
---------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) from securities                         (285)
    Net change in unrealized appreciation of investments               --

---------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               (285)
---------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                              $  680,074
                                                               ==========

See accompanying notes to financial statements.


80


                                                For the Year Ended June 30, 2003

                                                           U.S. GOVERNMENT
                                                              SECURITIES           NEAR-TERM          TAX FREE
                                                             SAVINGS FUND        TAX FREE FUND          FUND

NET INVESTMENT INCOME

INCOME:
-----------------------------------------------------------------------------------------------------------------
    Interest and other                                        $9,378,667           $560,410          $1,468,214
                                                              ----------           --------          ----------
        TOTAL INCOME                                           9,378,667            560,410           1,468,214

EXPENSES:
-----------------------------------------------------------------------------------------------------------------
    Management fee                                             2,614,651             84,143             272,480
    Transfer agent fees and expenses                             557,352             13,276              20,548
    Accounting service fees and expenses                          75,837             40,000              40,000
    Professional fees                                             31,347             32,538              32,138
    Custodian fees                                                95,818             15,080              18,666
    Shareholder reporting                                        154,419              3,797               5,968
    Registration fees                                             42,645             18,005              15,449
    Trustee fees and expenses                                     22,710             22,710              22,710
    Miscellaneous                                                136,965             12,472              15,106
                                                               ---------           --------          ----------
        Total expenses before reductions                       3,731,744            242,021             443,065
    Expenses offset - Note 1 J                                        --                (47)                (50)
    Expenses reimbursed - Note 2                                (968,231)          (157,829)           (188,086)
                                                               ---------           --------          ----------
        NET EXPENSES                                           2,763,513             84,145             254,929

-----------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                          6,615,154            476,265           1,213,285
-----------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) from securities                      (9,319)            35,407             152,900
    Net change in unrealized appreciation of investments              --            395,074           1,440,495

-----------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (9,319)           430,481           1,593,395
-----------------------------------------------------------------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                                             $6,605,835           $906,746          $2,806,680
                                                              ==========           ========          ==========

                                                                              81

  STATEMENTS OF OPERATIONS


                                                ALL AMERICAN        CHINA REGION
                                                EQUITY FUND       OPPORTUNITY FUND

NET INVESTMENT INCOME

INCOME:
----------------------------------------------------------------------------------
    Dividends                                   $   230,513          $ 326,074
    Foreign taxes withheld on dividends              (6,226)            (3,371)
                                                -----------          ---------
        Net dividends                               224,287            322,703
    Interest and other (net of foreign taxes
      withheld $0, $251, $271, $0, $0)               14,659             21,178
    Securities lending income                            --                 --
                                                -----------          ---------
        TOTAL INCOME                                238,946            343,881

EXPENSES:
----------------------------------------------------------------------------------
    Management fee                                  130,015            129,980
    Transfer agent fees and expenses                103,515             60,951
    Accounting service fees and expenses             40,000             40,000
    Professional fees                                56,790             55,568
    Custodian fees                                   26,779             45,119
    Shareholder reporting                            28,816             19,187
    Registration fees                                13,311             13,393
    Trustee fees and expenses                        22,710             22,710
    Miscellaneous                                    22,576             19,534
                                                -----------          ---------
        Total expenses before reductions            444,512            406,442
    Expenses offset - Note 1 J                          (51)               (54)
    Expenses reimbursed - Note 2                   (184,428)                --
                                                -----------          ---------
        NET EXPENSES                                260,033            406,388

----------------------------------------------------------------------------------
NET INVESTMENT LOSS                                 (21,087)           (62,507)
----------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                               (1,452,839)          (994,248)
        Foreign currency transactions                    21              2,028
                                                -----------          ---------
        NET REALIZED GAIN (LOSS)                 (1,452,818)          (992,220)
                                                -----------          ---------
    Net change in unrealized appreciation (depreciation) of:
        Investments                                (487,049)           414,670
        Other assets and liabilities
          denominated in foreign currencies             (14)              (803)
                                                -----------          ---------
        NET UNREALIZED APPRECIATION
          (DEPRECIATION)                           (487,063)           413,867
----------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                          (1,939,881)          (578,353)
----------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS              $(1,960,968)         $(640,860)
                                                ===========          =========

See accompanying notes to financial statements.


82



                                                For the Year Ended June 30, 2003

                                             GLOBAL RESOURCES       WORLD PRECIOUS         GOLD SHARES
                                                  FUND              MINERALS FUND              FUND

NET INVESTMENT INCOME

INCOME:
---------------------------------------------------------------------------------------------------------
    Dividends                                   $ 326,311            $   576,704           $   283,615
    Foreign taxes withheld on dividends           (37,196)               (17,396)              (14,264)
                                                ---------            -----------           -----------
        Net dividends                             289,115                559,308               269,351
    Interest and other (net of foreign taxes
      withheld $0, $251, $271, $0, $0)             16,432                103,603                20,243
    Securities lending income                         449                  3,231                 2,773
                                                ---------            -----------           -----------
        TOTAL INCOME                              305,996                666,142               292,367

EXPENSES:
---------------------------------------------------------------------------------------------------------
    Management fee                                120,282                868,494               332,007
    Transfer agent fees and expenses               71,836                270,388               364,974
    Accounting service fees and expenses           40,000                 59,700                55,000
    Professional fees                              80,944                115,032                81,468
    Custodian fees                                 54,255                169,362               101,319
    Shareholder reporting                          24,221                 91,317               145,487
    Registration fees                              13,643                 20,823                23,037
    Trustee fees and expenses                      22,710                 22,710                22,710
    Miscellaneous                                  23,252                 49,802                44,032
                                                ---------            -----------           -----------
        Total expenses before reductions          451,143              1,667,628             1,170,034
    Expenses offset - Note 1 J                        (34)                  (919)                 (248)
    Expenses reimbursed - Note 2                       --                     --                    --
                                                ---------            -----------           -----------
        NET EXPENSES                              451,109              1,666,709             1,169,786

---------------------------------------------------------------------------------------------------------
NET INVESTMENT LOSS                              (145,113)            (1,000,567)             (877,419)
---------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED
  GAIN (LOSS) ON INVESTMENTS
    Realized gain (loss) from:
        Securities                                 36,704              4,413,054            (1,273,490)
        Foreign currency transactions             (15,107)              (236,357)              (60,138)
                                                ---------            -----------           -----------
        NET REALIZED GAIN (LOSS)                   21,597              4,176,697            (1,333,628)
                                                ---------            -----------           -----------
    Net change in unrealized appreciation (depreciation) of:
        Investments                               711,518             (6,606,407)              128,028
        Other assets and liabilities
          denominated in foreign currencies        (4,345)                15,941                 6,062
                                                ---------            -----------           -----------
        NET UNREALIZED APPRECIATION
          (DEPRECIATION)                          707,173             (6,590,466)              134,090
--------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                           728,770             (2,413,769)           (1,199,538)
--------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET
  ASSETS RESULTING FROM OPERATIONS              $ 583,657            $(3,414,336)          $(2,076,957)
                                                =========            ===========           ===========


  STATEMENTS OF CHANGES IN NET ASSETS


                                                           U.S.    TREASURY
                                                                   SECURITIES
                                                                   CASH FUND
                                                       ---------------------------------
                                                        YEAR ENDED          YEAR ENDED
                                                       JUNE 30, 2003       JUNE 30, 2002

INCREASE (DECREASE)
  IN NET ASSETS

FROM OPERATIONS:
----------------------------------------------------------------------------------------
    Net investment income                              $    680,359        $  1,822,547
    Net realized gain (loss)                                   (285)                 --
    Net unrealized appreciation                                  --                  --
                                                       ------------        ------------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                                   680,074           1,822,547

DISTRIBUTIONS TO SHAREHOLDERS:
----------------------------------------------------------------------------------------
    From net investment income                             (751,704)         (1,833,116)
                                                       ------------        ------------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                (751,704)         (1,833,116)

FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------
    Proceeds from shares sold                           863,618,552         437,112,860
    Distributions reinvested                                710,363           1,776,250
                                                       ------------        ------------
                                                        864,328,915         438,889,110
    Cost of shares redeemed                            (875,308,077)       (434,780,266)
                                                       ------------        ------------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS               (10,979,162)          4,108,844

----------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   (11,050,792)          4,098,275
----------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                       134,930,070         130,831,795

----------------------------------------------------------------------------------------
END OF YEAR                                            $123,879,278        $134,930,070
----------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
  end of year                                          $      2,944        $     74,289
                                                       ============        ============

CAPITAL SHARE ACTIVITY
----------------------------------------------------------------------------------------
    Shares sold                                         863,618,552         437,112,627
    Shares reinvested                                       710,363           1,776,250
    Shares redeemed                                    (875,308,077)       (434,780,118)
                                                       ------------        ------------
        NET SHARE ACTIVITY                              (10,979,162)          4,108,759
                                                       ============        ============

See accompanying notes to financial statements.


84


                                                       U.S. GOVERNMENT
SECURITIES
                                                              SAVINGS FUND                           NEAR-TERM TAX FREE FUND
                                                   -----------------------------------         -----------------------------------
                                                     YEAR ENDED            YEAR ENDED            YEAR ENDED            YEAR ENDED
                                                   JUNE 30, 2003         JUNE 30, 2002         JUNE 30, 2003         JUNE 30, 2002
INCREASE (DECREASE)
  IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income                         $  6,615,154          $ 16,403,148           $   476,265           $  251,402
    Net realized gain (loss)                            (9,319)               22,010                35,407               14,691
    Net unrealized appreciation                             --                    --               395,074              106,420
                                                  ------------          ------------           -----------           ----------
        NET INCREASE IN NET ASSETS RESULTING
          FROM OPERATIONS                            6,605,835            16,425,158               906,746              372,513

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
    From net investment income                      (6,815,829)          (16,417,534)             (478,091)            (248,782)
                                                  ------------          ------------           -----------           ----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS         (6,815,829)          (16,417,534)             (478,091)            (248,782)

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                      335,896,920           428,429,699            17,450,837            4,961,330
    Distributions reinvested                         6,670,375            16,049,024               441,277              223,918
                                                  ------------          ------------           -----------           ----------
                                                   342,567,295           444,478,723            17,892,114            5,185,248
    Cost of shares redeemed                       (504,370,898)         (534,885,376)           (6,093,639)          (1,592,519)
                                                  ------------          ------------           -----------           ----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS         (161,803,603)          (90,406,653)           11,798,475            3,592,729

---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS             (162,013,597)          (90,399,029)           12,227,130            3,716,460
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                  691,842,844           782,241,873             9,751,657            6,035,197

---------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                       $529,829,247          $691,842,844           $21,978,787           $9,751,657
---------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income,
  end of year                                     $    480,798          $    681,473           $    10,394           $   12,219
                                                  ============          ============           ===========           ==========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                    335,896,920           428,427,290             1,581,563              461,086
    Shares reinvested                                6,670,375            16,049,024                40,016               20,883
    Shares redeemed                               (504,370,898)         (534,882,959)             (551,304)            (148,610)
                                                  ------------          ------------           -----------           ----------
        NET SHARE ACTIVITY                        (161,803,603)          (90,406,645)            1,070,275              333,359
                                                  ============          ============           ===========           ==========

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                  TAX FREE FUND
                                                       -----------------------------------
                                                        YEAR ENDED            YEAR ENDED
                                                       JUNE 30, 2003         JUNE 30, 2002

INCREASE (DECREASE)
  IN NET ASSETS

FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment income (loss)                        $ 1,213,285           $   898,625
    Net realized gain (loss)                                152,900                77,429
    Net unrealized appreciation (depreciation)            1,440,495               306,993
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                       2,806,680             1,283,047

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                           (1,213,917)             (891,824)
                                                        -----------           -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS              (1,213,917)             (891,824)

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                            49,605,702            11,189,643
    Distributions reinvested                              1,098,784               722,182
    Paid-in capital portion of short-term trading fee            --                    --
                                                        -----------           -----------
                                                         50,704,486            11,911,825
    Cost of shares redeemed                             (18,712,637)          (10,852,666)
                                                        -----------           -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                31,991,849             1,059,159

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                    33,584,612             1,450,382
------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                        21,698,078            20,247,696

------------------------------------------------------------------------------------------
END OF YEAR                                             $55,282,690           $21,698,078
------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (loss), end of year                                   $    20,990           $    21,624
                                                        ===========           ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                           4,005,999               926,272
    Shares reinvested                                        88,017                59,742
    Shares redeemed                                      (1,505,744)             (898,397)
                                                        -----------           -----------
        NET SHARE ACTIVITY                                2,588,272                87,617
                                                        ===========           ===========

See accompanying notes to financial statements.


86



                                                                                                          CHINA REGION
                                                          ALL AMERICAN EQUITY FUND                      OPPORTUNITY FUND
                                                      ---------------------------------         ---------------------------------
                                                       YEAR ENDED          YEAR ENDED            YEAR ENDED          YEAR ENDED
                                                      JUNE 30, 2003       JUNE 30, 2002         JUNE 30, 2003       JUNE 30, 2002
INCREASE (DECREASE)
  IN NET ASSETS

FROM OPERATIONS:
---------------------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                       $   (21,087)        $   (29,049)          $   (62,507)        $  (103,070)
    Net realized gain (loss)                            (1,452,818)         (1,451,626)             (992,220)            341,086
    Net unrealized appreciation (depreciation)            (487,063)         (2,929,424)              413,867          (1,982,962)
                                                       -----------         -----------           -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                     (1,960,968)         (4,410,099)             (640,860)         (1,744,946)

DISTRIBUTIONS TO SHAREHOLDERS:
---------------------------------------------------------------------------------------------------------------------------------
    From net investment income                                  --             (11,497)                   --                  --
                                                       -----------         -----------           -----------         -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                     --             (11,497)                   --                  --

FROM CAPITAL SHARE TRANSACTIONS:
---------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                            4,900,381           6,460,416            12,455,142           9,311,111
    Distributions reinvested                                    --              11,264                    --                  --
    Paid-in capital portion of short-term trading fee        1,748               1,602                31,567              32,665
                                                       -----------         -----------           -----------         -----------
                                                         4,902,129           6,473,282            12,486,709           9,343,776
    Cost of shares redeemed                             (5,320,669)         (8,280,607)          (11,033,754)        (10,719,018)
                                                       -----------         -----------           -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                 (418,540)         (1,807,325)            1,452,955          (1,375,242)

---------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                   (2,379,508)         (6,228,921)              812,095          (3,120,188)
---------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                       20,713,382          26,942,303            12,002,550          15,122,738

---------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                            $18,333,874         $20,713,382           $12,814,645         $12,002,550
---------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment income
  (loss), end of year                                  $        --         $   (33,065)          $    (3,196)        $   (26,472)
                                                       ===========         ===========           ===========         ===========

CAPITAL SHARE ACTIVITY
---------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                            276,632             281,207             3,269,404           2,125,084
    Shares reinvested                                           --                 513                    --                  --
    Shares redeemed                                       (296,261)           (363,591)           (2,939,535)         (2,458,784)
                                                       -----------         -----------           -----------         -----------
        NET SHARE ACTIVITY                                 (19,629)            (81,871)              329,869            (333,700)
                                                       ===========         ===========           ===========         ===========

  STATEMENTS OF CHANGES IN NET ASSETS


                                                               GLOBAL RESOURCES FUND
                                                         ---------------------------------
                                                          YEAR ENDED          YEAR ENDED
                                                         JUNE 30, 2003       JUNE 30, 2002

INCREASE (DECREASE)
  IN NET ASSETS

  FROM OPERATIONS:
------------------------------------------------------------------------------------------
    Net investment loss                                   $  (145,113)        $  (186,898)
    Net realized gain (loss)                                   21,597             148,159
    Net unrealized appreciation (depreciation)                707,173           2,468,860
                                                          -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                           583,657           2,430,121

DISTRIBUTIONS TO SHAREHOLDERS:
------------------------------------------------------------------------------------------
    From net investment income                               (230,003)                 --
                                                          -----------         -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                  (230,003)                 --

FROM CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------------------------
    Proceeds from shares sold                               9,565,719          10,486,617
    Distributions reinvested                                  216,460                  --
    Paid-in capital portion of short-term trading fee           9,913              10,199
                                                          -----------         -----------
                                                            9,792,092          10,496,816
    Cost of shares redeemed                               (10,161,261)         (9,914,017)
                                                          -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                    (369,169)            582,799

------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                         (15,515)          3,012,920
------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                          14,899,722          11,886,802

------------------------------------------------------------------------------------------
END OF YEAR                                               $14,884,207         $14,899,722
------------------------------------------------------------------------------------------

Accumulated undistributed net investment loss,
  end of year                                             $  (418,159)        $  (205,002)
                                                          ===========         ===========

CAPITAL SHARE ACTIVITY
------------------------------------------------------------------------------------------
    Shares sold                                             2,089,242           2,125,686
    Shares reinvested                                          51,172                  --
    Shares redeemed                                        (2,270,820)         (2,065,030)
                                                          -----------         -----------
        NET SHARE ACTIVITY                                   (130,406)             60,656
                                                          ===========         ===========

See accompanying notes to financial statements.

88




                                                                  WORLD PRECIOUS
                                                                   MINERALS FUND                         GOLD SHARES FUND
                                                          ---------------------------------       ---------------------------------
                                                           YEAR ENDED          YEAR ENDED          YEAR ENDED          YEAR ENDED
                                                          JUNE 30, 2003       JUNE 30, 2002       JUNE 30, 2003       JUNE 30, 2002

INCREASE (DECREASE)
  IN NET ASSETS

  FROM OPERATIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Net investment loss                                   $ (1,000,567)        $  (742,934)        $  (877,419)        $  (635,671)
    Net realized gain (loss)                                 4,176,697           7,733,655          (1,333,628)         10,767,428
    Net unrealized appreciation (depreciation)              (6,590,466)         31,389,946             134,090           8,713,972
                                                          ------------         -----------         -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          RESULTING FROM OPERATIONS                         (3,414,336)         38,380,667          (2,076,957)         18,845,729

DISTRIBUTIONS TO SHAREHOLDERS:
-----------------------------------------------------------------------------------------------------------------------------------
    From net investment income                              (2,305,012)                 --                  --                  --
                                                          ------------         -----------         -----------         -----------
        TOTAL DISTRIBUTIONS TO SHAREHOLDERS                 (2,305,012)                 --                  --                  --

FROM CAPITAL SHARE TRANSACTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
    Proceeds from shares sold                              617,471,740         204,149,606         108,006,550         135,398,502
    Distributions reinvested                                 2,200,668                  --                  --                  --
    Paid-in capital portion of short-term trading fee        1,402,876             369,336             207,077             234,386
                                                          ------------         -----------         -----------         -----------
                                                           621,075,284         204,518,942         108,213,627         135,632,888
    Cost of shares redeemed                               (605,187,869)       (188,310,823)       (113,328,412)       (123,798,784)
                                                          ------------         -----------         -----------         -----------
        NET INCREASE (DECREASE) IN NET ASSETS
          FROM CAPITAL SHARE TRANSACTIONS                   15,887,415          16,208,119          (5,114,785)         11,834,104

-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS                       10,168,067          54,588,786          (7,191,742)         30,679,833
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS

Beginning of year                                           97,044,277          42,455,491          52,911,294          22,231,461

-----------------------------------------------------------------------------------------------------------------------------------
END OF YEAR                                               $107,212,344         $97,044,277         $45,719,552         $52,911,294
-----------------------------------------------------------------------------------------------------------------------------------

Accumulated undistributed net investment loss,
  end of year                                             $ (3,481,051)        $(1,348,381)        $   (29,098)        $   (45,791)
                                                          ============         ===========         ===========         ===========

CAPITAL SHARE ACTIVITY
-----------------------------------------------------------------------------------------------------------------------------------
    Shares sold                                             68,090,367          23,776,852          22,960,311          32,379,462
    Shares reinvested                                          231,893                  --                  --                  --
    Shares redeemed                                        (66,629,273)        (22,508,618)        (24,159,232)        (30,199,556)
                                                          ------------         -----------         -----------         -----------
        NET SHARE ACTIVITY                                   1,692,987           1,268,234          (1,198,921)          2,179,906
                                                          ============         ===========         ===========         ===========

 NOTES TO FINANCIAL STATEMENTS                                 June 30, 2003

NOTE 1: SIGNIFICANT ACCOUNTING POLICIES

 U.S. Global Investors Funds (Trust) is organized as a Massachusetts business trust, consisting of nine separate funds (funds), as follows: U.S. Treasury Securities Cash, U.S. Government Securities Savings, Near-Term Tax Free, Tax Free, All American Equity, China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. All funds are diversified with the exception of China Region Opportunity, Global Resources, World Precious Minerals and Gold Shares.

 The following is a summary of significant accounting policies consistently followed by the funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States.

 A. SECURITY VALUATIONS
 The funds value investments traded on national or international securities exchanges or over-the-counter at the last sales price reported by the security's primary exchange at the time of daily valuation. Securities for which no sale was reported are valued at the mean between the last reported bid and asked prices or using quotes provided by principal market makers. Short-term investments with effective maturities of sixty days or less at the date of purchase and investments of U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds are valued at amortized cost, which approximates market value. An independent pricing service values municipal securities and long-term U.S. Government obligations using a system based on such factors as credit rating, maturity, coupon and type of security to determine fair value.

 B. FAIR VALUED SECURITIES
 Securities for which market quotations are not readily available or which are subject to legal restrictions are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. The following factors are generally considered in determining fair value: nature and duration of any trading restrictions, trading volume, market values of unrestricted shares of the same or similar class, investment management's judgment regarding the market experience of the issuer, financial status and other operational and market factors affecting the issuer, issuer's management, quality of the underlying property based on review of independent geological studies, the extent of the fund's investment in the trading securities of the issuer; and other relevant matters. The fair values may differ from what would have been used had a broader market for these securities existed.

 For securities traded on international exchanges, if events occur after the close of the primary exchange and before the fund's net asset value is next determined which may materially affect the value of the fund's securities, then those securities

 NOTES TO FINANCIAL STATEMENTS                                June 30, 2003

 will be valued at their fair value as determined in good faith under the supervision of the Board of Trustees.

 C. SECURITY TRANSACTIONS AND INVESTMENT INCOME
 Security transactions are accounted for on trade date. Realized gains and losses from security transactions are determined on an identified-cost basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the funds are informed of the ex-dividend data in the exercise of reasonable diligence. Interest income, which may include original issue discount, is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted and amortized, respectively, on a yield-to-maturity basis as adjustments to interest income.

 The funds may purchase securities on a when-issued or delayed-delivery basis and segregate the liquid assets on their books to collateralize the obligation until trade settlement. Such investments are accounted for in the same manner as marketable portfolio securities.

 The equity funds may invest in private placements and initial public offerings
 (IPOs), the volatility of which may significantly affect performance. There is no guarantee that these high-risk investments will affect a fund's performance in the same way in the future.

 Each fund may temporarily loan securities up to 10% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. These fees are recorded as securities lending income. The loans are collateralized by cash, U.S. government securities, high quality money market instruments or other securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin depending on the types of securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. In the event of default or bankruptcy by the borrower, retention of the collateral may be subject to legal proceedings. The securities lending agreement was terminated in fiscal 2003. There were no securities on loan at June 30, 2003.

 D. REPURCHASE AGREEMENTS
 The funds may enter into repurchase agreements with recognized financial institutions or registered broker-dealers and, in all instances, hold as collateral, underlying securities with a value exceeding the total repurchase price, including accrued interest. The funds use joint tri-party repurchase agreements with other funds under common management where uninvested cash is collectively invested in

 NOTES TO FINANCIAL STATEMENTS                                 June 30, 2003

 repurchase agreements, and each participating fund owns an undivided interest in the account.

 E. OPTIONS
 Some funds may write or purchase options on securities to manage their exposure to stock or commodity markets as well as fluctuations in interest and currency conversion rates. Written options include a risk of loss in excess of the option premium. The use of options carries the risk of a change in value of the underlying instruments, an illiquid secondary market, or that the counterparty may fail to perform its obligations. The option premium is the basis for recognition of unrealized or realized gain or loss on the option. The cost of securities acquired or the proceeds from securities sold through the exercise of the option is adjusted by the amount of the premium. There were no written options open at June 30, 2003.

 Purchase option transactions during the year ended June 30, 2003 were as follows:

                                                              WORLD PRECIOUS
                             GLOBAL RESOURCES FUND             MINERALS FUND               GOLD SHARES FUND
                          ---------------------------------------------------------------------------------------
                          NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS       NUMBER OF      PREMIUMS
                          CONTRACTS   PAID/(RECEIVED)   CONTRACTS   PAID/(RECEIVED)   CONTRACTS   PAID/(RECEIVED)

  Options outstanding at
    June 30, 2002            150         $ 53,839         7,205       $1,485,729        6,605       $1,260,929
  Options purchased          100           12,800        22,400        2,105,576       11,800        1,107,064
  Options sold               (50)         (28,056)       (5,555)        (895,559)      (4,255)        (726,359)
  Options expired                                        (2,500)        (180,855)      (2,500)        (180,855)
                             ---         --------        ------       ----------       ------       ----------
  Options outstanding at
    June 30, 2003            200         $ 38,583        21,550       $2,514,891       11,650       $1,460,779
                             ===         ========        ======       ==========       ======       ==========

 F. FOREIGN CURRENCY TRANSACTIONS
 Some funds may invest in securities of foreign issuers. The accounting records of these funds are maintained in U.S. dollars. At each net asset value determination date, the value of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rate. Security transactions, income and expenses are converted to U.S. dollars at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on foreign denominated securities is included with the net realized and unrealized gain or loss on securities. Other unrealized foreign currency gains or losses are reported separately.

 G. FORWARD FOREIGN CURRENCY CONTRACTS
 The funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are valued daily, and the fund's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting, is included in the statement of

 NOTES TO FINANCIAL STATEMENTS                                June 30, 2003

assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

 Open forward foreign currency contracts at June 30, 2003 were:

           FUND
                                  FOREIGN    IN EXCHANGE   SETTLEMENT              UNREALIZED      UNREALIZED
         CONTRACT                 CURRENCY     FOR USD        DATE      VALUE     APPRECIATION   (DEPRECIATION)
  -------------------------------------------------------------------------------------------------------------

  China Region Opportunity
      PURCHASES:
      Hong Kong Dollar            322,185     $ 41,318      07/02/03   $ 41,316       $ --          $    (2)

  Global Resources
      PURCHASES:
      Canadian Dollar             106,720       78,760      07/02/03     78,766          6               --

  World Precious Minerals
      PURCHASES:
      Canadian Dollar             300,800      223,477      07/03/03    222,009         --           (1,468)
      Canadian Dollar             200,000      148,699      07/08/03    147,612         --           (1,087)
                                  -------     --------                 --------                     -------
                                  500,800      372,176                  369,621                      (2,555)

      SALES:
      Canadian Dollar             361,400      266,127      07/02/03    266,735         --             (608)

  Gold Shares
      PURCHASES:
      Canadian Dollar             216,750      161,033      07/03/03    159,975         --           (1,058)
      Canadian Dollar                 100           72      07/18/03         74          2               --
                                  -------     --------                 --------       ----          -------
                                  216,850      161,105                  160,049          2           (1,058)

      SALES:
      Canadian Dollar             194,600      144,577      07/02/03    143,627        950               --

 H. FEDERAL INCOME TAXES
 The funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to shareholders. Accordingly, no provision for federal income taxes is required.

 I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 The funds record dividends and distributions to shareholders on the ex-dividend date. Distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, periodic reclassifications are made within the funds' capital accounts to reflect income and gains available for distribution under income tax regulations.

 The funds generally make distributions at least annually. The U.S. Treasury Securities Cash and U.S. Government Securities Savings Funds accrue dividends on a daily basis with payment monthly. Tax Free and Near-Term Tax Free pay monthly dividends. Dividends and distributions payable at period end are processed for reinvestment on the following business day.

 NOTES TO FINANCIAL STATEMENTS                                 June 30, 2003

 J. EXPENSES
 Each fund bears expenses incurred specifically on its behalf plus an allocation of its share of Trust level expenses. Expense offset arrangements have been made with the funds' custodian so the custodian fees may be paid indirectly by credits earned on the funds' cash balances. Such deposit arrangements are an alternative to overnight investments.

 K. SHORT-TERM TRADING (REDEMPTION) FEES
 Shares held in the All American Equity Fund less than 30 days are subject to a short-term trading fee equal to 0.10% of the proceeds of the redeemed shares. Shares held in the China Region Opportunity Fund less than 180 days are subject to a short-term trading fee equal to 1.00% of the proceeds of the redeemed shares. Shares held in the Global Resources, World Precious Minerals and Gold Shares Funds held less than 30 days are subject to a short-term trading fee equal to 0.25% of the proceeds of the redeemed shares. These fees, which are retained by the funds, are accounted for as an addition to paid-in capital.

 L. USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2: RELATED PARTY TRANSACTIONS

 U.S. Global Investors, Inc. (Adviser), under an investment advisory agreement with the Trust in effect through February 29, 2004, furnishes management and investment advisory services and, subject to the supervision of the Trustees, directs the investments of each fund according to its investment objectives, policies and limitations. The Adviser also furnishes all necessary office facilities, business equipment and personnel for administering the affairs of the Trust. Frank E. Holmes, a trustee of the funds, is the controlling owner of the Adviser.

 NOTES TO FINANCIAL STATEMENTS                                 June 30, 2003

 For the services of the Adviser, each fund pays a management fee based upon its net assets. Fees are accrued daily and paid monthly. The contractual management fee for each fund is:

                                                ANNUAL PERCENTAGE OF
                FUND                          AVERAGE DAILY NET ASSETS
  --------------------------------------------------------------------------
  Gold Shares, All American Equity and    .75% of the first $250,000,000 and
  Tax Free                                .50% of the excess

  U.S. Treasury Securities Cash and .50% of the first $250,000,000 and U.S.
  Government Securities Savings .375% of the excess

  World Precious Minerals and             1.00% of the first $250,000,000 and
  Global Resources                        .50% of the excess

  Near-Term Tax Free                      0.50%

  China Region Opportunity                1.25%

 The Adviser has voluntarily agreed to reimburse specific funds so that their total operating expenses will not exceed certain annual percentages of average net assets. The expenses for the year ended June 30, 2003 were voluntarily limited as follows: U.S. Government Securities Savings at 0.45%, Near-Term Tax Free at 0.50%, Tax Free at 0.70% and All American Equity at 1.50%.In addition, the Adviser has contractually limited total fund operating expenses to not exceed 0.45% for the U.S. Government Securities Savings Fund, 0.45% for the Near-Term Tax Free Fund, 0.70% for the Tax Free Fund and 1.75% for the All American Equity Fund on an annualized basis through June 30, 2004, and until such later date as the Adviser determines.

 The Adviser has also voluntarily agreed to waive fees and/or reimburse U.S. Treasury Securities Cash Fund and U.S. Government Securities Savings Fund to the extent necessary to maintain the fund's yield at a certain level as determined by the Adviser (Minimum Yield). The Adviser may recapture any fees waived and/or expenses reimbursed within three years after the end of the fiscal year of such waiver and/or reimbursement to the extent that such recapture would not cause the fund's yield to fall below the Minimum Yield. For the year ended June 30, 2003, there were no fees waived and/or expenses reimbursed.

 United Shareholder Services, Inc. (USSI), a wholly-owned subsidiary of the Adviser, is the transfer agent for the funds. Each fund pays an annual fee based on its number of shareholder accounts for transfer agency services. Certain account fees are paid directly by shareholders to the transfer agent, which, in turn, reduces its charge to the funds. For the year ended June 30, 2003, the funds paid USSI $1,454,738 for transfer agency services. Brown Brothers Harriman & Co. serves as

 NOTES TO FINANCIAL STATEMENTS                                 June 30, 2003

 the custodian, fund accounting and administration service agent with a fee structure based on average net assets of the funds. Additionally, the Adviser was reimbursed at cost for in-house legal and internal administration services pertaining to each fund during the year ended June 30, 2003, in the amounts of $232,967 and $28,235, respectively.

 During the year ended June 30, 2003, A & B Mailers, Inc., a wholly-owned subsidiary of the Adviser, was paid $360,591 for mailing services provided to the funds.

 The five independent Trustees receive compensation for serving on the Board. The Chairman and members of special committees receive additional compensation. Trustees are also reimbursed for out-of-pocket expenses incurred while attending meetings. Frank E. Holmes receives no compensation from the funds for serving on the Board.

NOTE 3: INVESTMENT ACTIVITY

 Purchases and sales of long-term securities for the year ended June 30, 2003, are summarized as follows:

           FUND                                 PURCHASES       SALES
  ----------------------------------------------------------------------
  Near-Term Tax Free                           $14,519,025   $ 3,142,249
  Tax Free                                      38,677,411     8,888,679
  All American Equity                           19,567,999    20,967,350
  China Region Opportunity                       5,176,965     4,191,824
  Global Resources                              11,463,329    12,370,529
  World Precious Minerals                      111,156,421   118,442,214
  Gold Shares                                   54,994,069    60,879,204

 U.S. Treasury Securities Cash and U.S. Government Securities Savings held only short-term investments. The funds neither purchased nor sold long-term U.S. government securities during the period.

 Investments in foreign issuers as a percent of total investments at June 30, 2003 were: 77.33% of China Region Opportunity, 81.84% of Global Resources, 79.68% of World Precious Minerals and 85.25% of Gold Shares.

 NOTES TO FINANCIAL STATEMENTS                                June 30, 2003

 NOTE 4: TAX INFORMATION

 The following table presents the income tax basis of the securities owned at June 30, 2003, and the tax basis components of net unrealized appreciation or depreciation:

                                                  GROSS          GROSS       NET UNREALIZED
                                  AGGREGATE     UNREALIZED     UNREALIZED     APPRECIATION
              FUND                 TAX COST    APPRECIATION   DEPRECIATION   (DEPRECIATION)
  -----------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash  $125,120,911  $        --    $         --     $        --
  U.S. Government Securities
    Savings                       527,373,041           --              --              --
  Near-Term Tax Free               21,622,778      654,036         (23,310)        630,726
  Tax Free                         52,495,122    2,218,207         (46,810)      2,171,397
  All American Equity              17,842,458    1,607,491      (1,015,254)        592,237
  China Region Opportunity         14,180,647    1,686,690      (2,726,110)     (1,039,420)
  Global Resources                 12,214,711    3,835,829        (824,633)      3,011,196
  World Precious Minerals         103,646,626   24,248,643     (20,575,681)      3,672,962
  Gold Shares                      36,460,018   11,455,748      (2,359,739)      9,096,009

 As of June 30, 2003, the components of distributable earnings on a tax basis were as follows:

                                           UNDISTRIBUTED   UNDISTRIBUTED     UNREALIZED
                                             ORDINARY        LONG-TERM     APPRECIATION/
                   FUND                       INCOME       CAPITAL GAINS   (DEPRECIATION)
  ---------------------------------------------------------------------------------------
  U.S. Treasury Securities Cash             $    2,944          $--         $        --
  U.S. Government Securities Savings           480,798           --                  --
  Near-Term Tax Free                            10,394           --             630,726
  Tax Free                                      20,990           --           2,171,397
  All American Equity                               --           --             592,237
  China Region Opportunity                          --           --          (1,041,865)
  Global Resources                               4,084           --           3,010,252
  World Precious Minerals                    1,406,296           --           3,672,620
  Gold Shares                                       --           --           9,092,717

 All distributions paid during the fiscal year ended June 30, 2003, as shown on the Statements of Changes in Net Assets, are taxable as ordinary income to shareholders.
                                                                              97

 NOTES TO FINANCIAL STATEMENTS                                 June 30, 2003

 Net realized capital loss carryforwards, for federal income tax purposes, may be used to offset current or future capital gains until expiration. The loss carryforwards and related expiration dates for each fund, as of June 30, 2003, are as follows:

                                                    LOSS              EXPIRATION
               FUND                             CARRYFORWARDS            DATE
  -------------------------------------------------------------------------------
  U.S. Treasury Securities Cash                 $     18,472          2007 - 2011
  U.S. Government Securities Savings               1,087,560          2004 - 2005
  Near-Term Tax Free                                  77,044          2008 - 2009
  Tax Free                                           338,259                 2009
  All American Equity                              3,391,251          2010 - 2011
  China Region Opportunity                        14,881,948          2004 - 2011
  Global Resources                                 8,949,840          2007 - 2011
  World Precious Minerals                         46,759,906          2007 - 2010
  Gold Shares                                    136,323,572          2004 - 2011

                                 POST OCTOBER 31, 2002       POST OCTOBER 31, 2002
              FUND                  CAPITAL LOSSES           CURRENCY LOSS DEFERRAL
  ---------------------------------------------------------------------------------
  U.S. Government Securities
    Savings                            $  9,653                      $   --
  All American Equity                   212,876                          --
  China Region Opportunity              917,197                       2,477
  World Precious Minerals               355,549                          --
  Gold Shares                                --                       3,855

 The amounts above, in accordance with tax rules, are deemed to have occurred on July 1, 2003.

NOTE 5: RISKS OF CONCENTRATIONS

 China Region Opportunity may be exposed to risks not typically associated with investments in the United States, due to concentration of investments in foreign issuers in the region. These investments present risks resulting from disruptive political or economic conditions and the potential imposition of adverse governmental laws or currency exchange restrictions affecting the area.

 The investment policies of Gold Shares and World Precious Minerals present unique risks to their respective portfolios' values. The prices of gold and other precious metals may be subject to fluctuations caused by international monetary and political developments including trade or currency restrictions, currency devaluation and revaluation, and social and political conditions within a country. Fluctuations in the prices of gold and other precious metals will affect the market values of the securities held by these funds.

 NOTES TO FINANCIAL STATEMENTS                                June 30, 2003

NOTE 6: CREDIT ARRANGEMENTS

 Each of the U.S. Global Investors Funds, along with other funds under common management, has a revolving credit facility with Brown Brothers Harriman & Co.
 (BBH). Borrowings of each fund are collateralized by any or all of the securities held by BBH as the fund's custodian. Interest on borrowings is charged at the current overnight Federal Funds Rate plus 2%. Each fund has a maximum borrowing limit of 10% of qualified assets. The aggregate borrowings by all the funds under the agreement cannot exceed $10,000,000 at any one time. There were no borrowings under the revolving credit facility at June 30, 2003.

NOTE 7: SHARES OF BENEFICIAL INTEREST

 At June 30, 2003, individual shareholders holding more than 5% of outstanding shares comprised 7.05% of the Near-Term Tax Free Fund and 55.17% of the Tax Free Fund.

 FINANCIAL HIGHLIGHTS

U.S. TREASURY SECURITIES CASH FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2003       2002       2001       2000       1999

NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .01        .01        .05        .04        .04
  Net realized and unrealized gain                          --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total from investment activities                         .01        .01        .05        .04        .04
                                                      --------   --------   --------   --------   --------
Distributions from net investment income                  (.01)      (.01)      (.05)      (.04)      (.04)

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                  .57%      1.43%      4.59%      4.49%      3.92%
Ratios to Average Net Assets (b):
  Net investment income                                    .52%      1.43%      4.62%      4.33%      3.87%
  Total expenses                                           .97%      1.00%      1.06%      1.04%      1.01%
  Expenses reimbursed or offset                             --         --         --         --         --
  Net expenses                                             .97%      1.00%      1.06%      1.04%      1.01%

Net assets, end of year (in thousands)                $123,879   $134,930   $130,832   $137,172   $155,767

U.S. GOVERNMENT SECURITIES SAVINGS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2003       2002       2001       2000       1999

NET ASSET VALUE, BEGINNING OF YEAR                       $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .01        .02        .05        .05        .05
  Net realized and unrealized gain                          --         --         --         --         --
                                                      --------   --------   --------   --------   --------
  Total from investment activities                         .01        .02        .05        .05        .05
                                                      --------   --------   --------   --------   --------
Distributions from net investment income                  (.01)      (.02)      (.05)      (.05)      (.05)

----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $1.00      $1.00      $1.00      $1.00      $1.00
----------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 1.09%      2.20%      5.42%      5.44%      4.90%
Ratios to Average Net Assets (b):
  Net investment income                                   1.08%      2.20%      5.41%      5.26%      4.78%
  Total expenses                                           .61%       .59%       .60%       .60%       .61%
  Expenses reimbursed or offset                           (.16)%     (.14)%     (.20)%     (.20)%     (.30)%
  Net expenses                                             .45%       .45%       .40%       .40%       .31%

Net assets, end of year (in thousands)                $529,829   $691,843   $782,242   $755,140   $790,148


(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.


See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS

NEAR-TERM TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2003      2002      2001      2000      1999

NET ASSET VALUE, BEGINNING OF YEAR                      $10.81    $10.61    $10.31    $10.47    $10.64
------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                    .32       .40       .43       .44       .42
  Net realized and unrealized gain (loss)                  .32       .19       .30      (.17)     (.17)
                                                       -------    ------    ------    ------    ------
  Total from investment activities                         .64       .59       .73       .27       .25
                                                       -------    ------    ------    ------    ------
Distributions from net investment income                  (.31)     (.39)     (.43)     (.43)     (.42)

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.14    $10.81    $10.61    $10.31    $10.47
------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                 5.97%     5.65%     7.21%     2.65%     2.35%
Ratios to Average Net Assets (b):
  Net investment income                                   2.83%     3.73%     4.15%     4.10%     3.93%
  Total expenses                                          1.44%     2.63%     2.72%     2.45%     2.25%
  Expenses reimbursed or offset                           (.94)%   (2.01)%   (2.02)%   (1.75)%   (1.55)%
  Net expenses                                             .50%      .62%      .70%      .70%      .70%
Portfolio turnover rate                                     20%       19%       23%       24%       38%

Net assets, end of year (in thousands)                 $21,979    $9,752    $6,035    $5,222    $7,411

TAX FREE FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2003      2002      2001      2000      1999

NET ASSET VALUE, BEGINNING OF YEAR                     $12.18    $11.95    $11.38    $11.80    $12.20
-----------------------------------------------------------------------------------------------------

Investment Activities
  Net investment income                                   .42       .50       .53       .56       .55
  Net realized and unrealized gain (loss)                 .48       .23       .57      (.39)     (.37)
                                                      -------   -------   -------   -------   -------
  Total from investment activities                        .90       .73      1.10       .17       .18
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                             (.43)     (.50)     (.53)     (.55)     (.55)
  From net realized gains                                  --        --        --      (.04)     (.03)
                                                      -------   -------   -------   -------   -------
  Total distributions                                    (.43)     (.50)     (.53)     (.59)     (.58)

-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $12.65    $12.18    $11.95    $11.38    $11.80
-----------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                7.49%     6.18%     9.81%     1.57%     1.39%
Ratios to Average Net Assets (b):
  Net investment income                                  3.34%     4.13%     4.50%     4.80%     4.54%
  Total expenses                                         1.22%     1.56%     1.53%     1.53%     1.45%
  Expenses reimbursed or offset                          (.52)%    (.86)%    (.83)%    (.83)%    (.75)%
  Net expenses                                            .70%      .70%      .70%      .70%      .70%
Portfolio turnover rate                                    26%       22%       19%       16%       42%

Net assets, end of year (in thousands)                $55,283   $21,698   $20,248   $18,380   $24,042


(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.


See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS

ALL AMERICAN EQUITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2003      2002      2001      2000      1999

NET ASSET VALUE, BEGINNING OF YEAR                     $21.20    $25.44    $45.18    $44.78    $38.80
-----------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                           (.03)     (.03)      .08       .33       .26
  Net realized and unrealized gain (loss)               (2.02)    (4.20)   (11.42)      .90      7.10
                                                      -------   -------   -------   -------   -------
  Total from investment activities                      (2.05)    (4.23)   (11.34)     1.23      7.36
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                               --      (.01)     (.08)     (.33)     (.26)
  From net realized gains                                  --        --     (8.32)     (.50)    (1.12)
                                                      -------   -------   -------   -------   -------
  Total distributions                                      --      (.01)    (8.40)     (.83)    (1.38)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                           $19.15    $21.20    $25.44    $45.18    $44.78
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (a)               (9.67)%  (16.62)%  (27.96)%    2.72%    19.49%
Ratios to Average Net Assets (b):
  Net investment income (loss)                           (.12)%    (.12)%     .25%      .28%      .66%
  Total expenses                                         2.56%     2.19%     1.69%     1.53%     1.56%
  Expenses reimbursed or offset                         (1.06)%    (.73)%    (.69)%    (.53)%    (.56)%
  Net expenses                                           1.50%     1.46%     1.00%     1.00%     1.00%
Portfolio turnover rate                                   119%       75%       85%       21%       25%

Net assets, end of year (in thousands)                $18,334   $20,713   $26,942   $44,038   $53,202

CHINA REGION OPPORTUNITY FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2003      2002      2001      2000      1999

NET ASSET VALUE, BEGINNING OF YEAR                      $4.38     $4.92     $6.11     $5.58     $4.09
-----------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                    (.02)     (.04)     (.04)     (.02)     (.03)
  Net realized and unrealized gain (loss)                (.19)     (.50)    (1.09)      .55      1.55
                                                      -------   -------   -------   -------   -------
  Total from investment activities                       (.21)     (.54)    (1.13)      .53      1.52
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                               --        --      (.06)       --      (.03)
                                                      -------   -------   -------   -------   -------
  Total distributions                                      --        --      (.06)       --      (.03)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $4.17     $4.38     $4.92     $6.11     $5.58
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (a)               (4.79)%  (10.98)%  (18.45)%    9.50%    37.50%
Ratios to Average Net Assets (b):
  Net investment loss                                    (.60)%    (.83)%    (.56)%    (.40)%   (1.18)%
  Total expenses                                         3.91%     3.54%     3.04%     3.10%     4.41%
  Expenses reimbursed or offset                            --        --        --        --        --
  Net expenses                                           3.91%     3.54%     3.04%     3.10%     4.41%
Portfolio turnover rate                                    44%       29%        4%       40%       13%

Net assets, end of year (in thousands)                $12,815   $12,003   $15,123   $21,273   $29,156


(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.


See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS

GLOBAL RESOURCES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2003      2002      2001      2000      1999

NET ASSET VALUE, BEGINNING OF YEAR                      $4.93     $4.01     $3.88     $4.01     $4.47
-----------------------------------------------------------------------------------------------------
Investment Activities
  Net investment loss                                    (.05)     (.06)     (.06)     (.08)     (.07)
  Net realized and unrealized gain (loss)                 .35       .98       .19      (.05)     (.15)
                                                      -------   -------   -------   -------   -------
  Total from investment activities                        .30       .92       .13      (.13)     (.22)
                                                      -------   -------   -------   -------   -------
Distributions
  From net investment income                             (.09)       --        --        --        --
  From net realized gains                                  --        --        --        --      (.24)
                                                      -------   -------   -------   -------   -------
  Total distributions                                    (.09)       --        --        --      (.24)
-----------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $5.14     $4.93     $4.01     $3.88     $4.01
-----------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (a)                6.43%    22.94%     3.35%    (3.24)%   (4.12)%
Ratios to Average Net Assets (b):
  Net investment loss                                   (1.38)%   (1.57)%   (1.47)%   (1.87)%   (1.83)%
  Total expenses                                         3.75%     3.83%     3.61%     3.79%     4.34%
  Expenses reimbursed or offset                            --        --        --        --        --
  Net expenses                                           3.75%     3.83%     3.61%     3.79%     4.34%
Portfolio turnover rate                                   101%       96%       65%       55%      153%

Net assets, end of year (in thousands)                $14,884   $14,900   $11,887   $13,530   $16,964

WORLD PRECIOUS MINERALS FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                         2003      2002      2001      2000       1999

NET ASSET VALUE, BEGINNING OF YEAR                     $10.43     $5.28     $6.43     $7.79      $9.86
------------------------------------------------------------------------------------------------------
Investment Activities
  Net investment income (loss)                           (.05)     (.07)     (.10)     (.01)       .02
  Net realized and unrealized gain (loss)                (.38)     5.22     (1.03)    (1.35)     (2.08)
                                                     --------   -------   -------   -------   --------
  Total from investment activities                       (.43)     5.15     (1.13)    (1.36)     (2.06)
                                                     --------   -------   -------   -------   --------
Distributions
  From net investment income                             (.25)       --      (.02)       --       (.01)
                                                     --------   -------   -------   -------   --------
  Total distributions                                    (.25)       --      (.02)       --       (.01)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $9.75    $10.43     $5.28     $6.43      $7.79
------------------------------------------------------------------------------------------------------
TOTAL RETURN (excluding account fees) (a)               (4.02)%   97.54%   (17.54)%  (17.46)%   (20.89)%
Ratios to Average Net Assets (b):
  Net investment income (loss)                          (1.36)%   (1.32)%   (1.51)%   (1.41)%      .27%
  Total expenses                                         1.92%     2.27%     2.86%     2.50%      2.18%
  Expenses reimbursed or offset                            --        --        --        --       (.06)%
  Net expenses                                           1.92%     2.27%     2.86%     2.50%      2.12%
Portfolio turnover rate                                   141%      104%       68%       93%       252%

Net assets, end of year (in thousands)               $107,212   $97,044   $42,455   $57,019    $96,057


(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.


See accompanying notes to financial statements.

 FINANCIAL HIGHLIGHTS

GOLD SHARES FUND

FOR A CAPITAL SHARE OUTSTANDING DURING THE YEAR ENDED JUNE 30,

                                                          2003      2002      2001      2000      1999

NET ASSET VALUE, BEGINNING OF YEAR                       $5.28     $2.83     $2.92     $3.42     $3.79
------------------------------------------------------------------------------------------------------

Investment Activities
  Net investment loss                                     (.10)     (.06)     (.09)     (.15)     (.11)
  Net realized and unrealized gain (loss)                   --      2.51        --      (.35)     (.26)
                                                       -------   -------   -------   -------   -------
  Total from investment activities                        (.10)     2.45      (.09)     (.50)     (.37)
                                                       -------   -------   -------   -------   -------
Distributions
  From net investment income                                --        --        --        --        --
                                                       -------   -------   -------   -------   -------
  Total distributions                                       --        --        --        --        --

------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                             $5.18     $5.28     $2.83     $2.92     $3.42
------------------------------------------------------------------------------------------------------

TOTAL RETURN (excluding account fees) (a)                (1.89)%   86.57%    (3.08)%  (14.62)%   (9.76)%
Ratios to Average Net Assets (b):
  Net investment loss                                    (1.98)%   (1.99)%   (2.93)%   (3.98)%   (2.88)%
  Total expenses                                          2.64%     3.57%     5.79%     5.74%     5.59%
  Expenses reimbursed or offset                             --        --        --        --      (.35)%
  Net expenses                                            2.64%     3.57%     5.79%     5.74%     5.24%
Portfolio turnover rate                                    138%      164%       95%       82%      388%

Net assets, end of year (in thousands)                 $45,720   $52,911   $22,231   $25,836   $38,286


(a) Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions and a complete redemption of the investment at the net asset value at the end of the period.

(b) Expenses reimbursed or offset reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would decrease the net investment income ratio had such reductions not occurred.


See accompanying notes to financial statements.

 REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Trustees and Shareholders
of U.S. Global Investors Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the U.S. Treasury Securities Cash Fund, U.S. Government Securities Savings Fund, Near-Term Tax Free Fund, Tax Free Fund, All American Equity Fund, China Region Opportunity Fund, Global Resources Fund, World Precious Minerals Fund and Gold Shares Fund (collectively, the "Funds"), each a portfolio of U.S. Global Investors Funds (Trust) as of June 30, 2003, and the related statements of operations for the year then ended, and the statements of changes in net assets and financial highlights for each of the years in the two year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the years in the three-year period ended June 30, 2001 were audited by other auditors whose report dated August 16, 2001 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2003, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting U.S. Global Investors Funds, as of June 30, 2003, and the results of their operations, the changes in their net assets and financial highlights for the periods described above, in conformity with accounting principles generally accepted in the United States of America.

                                                  /s/ KPMG LLP

Boston, Massachusetts
August 15, 2003

 TRUSTEES AND OFFICERS (UNAUDITED)                              June 30, 2003

The following table presents information about the Trustees as of June 30, 2003, together with a brief description of their principal occupations during the last five years. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, incapacity or removal. The retirement age for Trustees ranges from 65 to 70. If you would like more information about the Trustees, you may call 1-800-US-FUNDS (1-800-873-8637) to request a free copy of the Statement of Additional Information.

NON-INTERESTED TRUSTEES

                                   NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
James F. Gaertner (60)           PRINCIPAL OCCUPATION: President of Sam Houston
7900 Callaghan Road              State University from August 2001 to present.
San Antonio, TX 78229            Dean and Professor of Accounting, College of
Trustee                          Business, University of Texas at San Antonio
November 2002 to present         from September 1987 to June 2000.
Nine portfolios
---------------------------------------------------------------------------------
E. Douglas Hodo (68) PRINCIPAL OCCUPATION: Chief Executive Officer 7900
Callaghan Road of Houston Baptist University from 1987 to
San Antonio, TX 78229            present.
Trustee                          OTHER DIRECTORSHIPS HELD: Director of Stewart
1981 to present                  Information Services, Inc. from 1989 to present.
Nine portfolios
---------------------------------------------------------------------------------
Clark R. Mandigo (60)            PRINCIPAL OCCUPATION: Restaurant operator,
7900 Callaghan Road              business consultant from 1991 to present.
San Antonio, TX 78229            OTHER DIRECTORSHIPS HELD: Director of Lone Star
Trustee                          Steakhouse & Saloon, Inc. from 1992 to present
1998 to present                  and Horizon Organic Holding Corporation from
Twelve portfolios                1996 to present.
---------------------------------------------------------------------------------
W.W. McAllister, III (61) OTHER DIRECTORSHIPS HELD: Director, Texas 7900
Callaghan Road Capital Banc Shares, Inc. from 1999 to present. San Antonio, TX
78229 Chairman of the Board of Directors of Texas Trustee Insurance Agency, Inc.
from 1981 to 2000. 1998 to present Chairman of the Board of Directors of Bomac
Nine portfolios Sports Limited d.b.a. SA Sports Unlimited from
                                 December 1995 to 2000.
---------------------------------------------------------------------------------
W.C.J. van Rensburg (64) PRINCIPAL OCCUPATION: Professor of Geological 7900
Callaghan Road Science and Petroleum Engineering, University of San Antonio, TX
78229 Texas at Austin from September 1981 to present. Trustee 1978 to present
Nine portfolios
---------------------------------------------------------------------------------

106


 TRUSTEES AND OFFICERS (UNAUDITED)                                 June 30, 2003

INTERESTED TRUSTEE

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED
NUMBER OF PORTFOLIOS IN FUND      PRINCIPAL OCCUPATION(S) AND PREVIOUS POSITIONS
COMPLEX OVERSEEN BY TRUSTEE      DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------
Frank Holmes* (48)               PRINCIPAL OCCUPATION: Chairman of the Board of
7900 Callaghan Road              Directors, Chief Executive Officer, and Chief
San Antonio, TX 78229            Investment Officer of the Adviser. Since October
Trustee, Chief Executive         1989, Mr. Holmes has served and continues to
Officer, Chief Investment        serve in various positions with the Adviser, its
Officer, President               subsidiaries, and the investment companies it
1989 to present                  sponsors.
Twelve portfolios                OTHER DIRECTORSHIPS HELD: Director of Franc-Or
                                 Resources Corp. from November 1994 to November
                                 1996 and from June 2000 to present. Director of
                                 71316 Ontario, Inc. from April 1987 to present
                                 and of F. E. Holmes Organization, Inc. from July
                                 1978 to present. Chairman of the Board of
                                 Directors of Consolidated Fortress Resources,
                                 Inc. from November 2000 to present. Director of
                                 Broadband Collaborative Solutions from May 2000
                                 to June 2002.
---------------------------------------------------------------------------------


*Mr. Holmes is an "interested person" of the Trust by virtue of his positions with U.S. Global Investors, Inc.

 TRUSTEES AND OFFICERS (UNAUDITED)                               June 30, 2003

The following table presents information about each Officer of the Trust as of June 30, 2003, together with a brief description of their principal occupations during the last five years. Each holds office until his or her successor is duly elected and qualified.

OFFICERS

NAME (AGE)
ADDRESS
POSITIONS HELD WITH TRUST
LENGTH OF TIME SERVED              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
--------------------------------------------------------------------------------
Frank Holmes (48)                Chairman of the Board of Directors, Chief
7900 Callaghan Road              Executive Officer, and Chief Investment Officer
San Antonio, TX 78229            of the Adviser. Since October 1989, Mr. Holmes
Trustee, Chief Executive         has served and continues to serve in various
Officer, Chief Investment        positions with the Adviser, its subsidiaries,
Officer, President               and the investment companies it sponsors.
1989 to present
--------------------------------------------------------------------------------
Susan McGee (44)                 President and General Counsel of the Adviser.
7900 Callaghan Road              Since September 1992, Ms. McGee has served and
San Antonio, TX 78229            continues to serve in various positions with
Executive Vice President,        the Adviser, its subsidiaries, and the
Secretary, General Counsel       investment companies it sponsors.
1997 to present
--------------------------------------------------------------------------------
Tracy C. Peterson (31)           Chief Financial Officer of the Adviser. Since
7900 Callaghan Road              1996, Mr. Peterson has served in various
San Antonio, TX 78229            positions with the Adviser, its subsidiaries,
Treasurer                        and the investment companies it sponsors.
1998 to present
--------------------------------------------------------------------------------

 ADDITIONAL INFORMATION (UNAUDITED)

 ADDITIONAL FEDERAL TAX INFORMATION

 The percentage of tax-exempt dividends paid by the funds for the year ended June 30, 2003, was:

    Near-Term Tax Free              93.95%
    Tax Free                        95.57%

 The percentage of ordinary income dividends paid by the funds during the year ended June 30, 2003, which qualify for the Dividends Received Deduction available to corporate shareholders was:

    Global Resources                10.99%
    World Precious Minerals          2.92%

 In January 2004, the funds will report on Form 1099-DIV the tax status of all distributions made during the calendar year 2003. Certain dividends paid by the funds during calendar year 2003 may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Complete information will be reported in conjunction with the 2003 Form 1099-DIV. Shareholders should use the information on Form 1099-DIV for their income tax returns.

                                                                             109
ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date, the registrant's president and treasurer have determined that the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized, and reported by the filing date, and that information required to be disclosed in the report is communicated to registrant's management, as appropriate, to allow timely decisions regarding required disclosure.

(b) There are no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a)    Not applicable.

(b) Certifications of principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940.


                                                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U.S. GLOBAL INVESTORS FUNDS




By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    September 3, 2003




Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.




By:      /s/ Frank E. Holmes
         ----------------------------------
         Frank E. Holmes
         President, Chief Executive Officer
Date:    September 3, 2003




By:      /s/ Tracy C. Peterson
         ----------------------------------
         Tracy C. Peterson
         Treasurer
Date:    September 3, 2003


                                  EXHIBIT INDEX

(b) (1) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b) (2) Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.